UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08991

Name of Fund: BlackRock High Yield Trust (BHY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock High Yield Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2011

Date of reporting period: 08/31/2011

Item 1 – Report to Stockholders

August 31, 2011

Annual Report

BlackRock Core Bond Trust (BHK)
BlackRock Corporate High Yield Fund V, Inc. (HYV)
BlackRock Corporate High Yield Fund VI, Inc. (HYT)
BlackRock High Income Shares (HIS)
BlackRock High Yield Trust (BHY)
BlackRock Income Opportunity Trust, Inc. (BNA)
BlackRock Income Trust, Inc. (BKT)
BlackRock Strategic Bond Trust (BHD)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	AUGUST 31, 2011

Dear Shareholder

Market volatility has been extraordinary in recent months. Government debt and deficit issues in both the US and Europe have taken a toll on investor sentiment while weaker-than-expected US economic data raised concerns of another recession. Political instability and concerns that central banks have nearly exhausted their stimulus measures have further compounded investor uncertainty. Although markets remain volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your fund’s reporting period ended August 31, 2011. Accordingly, the following discussion is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic given the anticipated second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed as higher oil prices and supply chain disruptions finally showed up in economic data. By mid-summer, confidence in policymakers was tarnished as the prolonged US debt ceiling debate revealed the degree of polarization in Washington, DC. The downgrade of the US government’s credit rating on August 5 was the catalyst for the recent turmoil in financial markets. Extreme volatility persisted as Europe’s debt and banking crisis deepened and US economic data continued to weaken. Investors fled from riskier assets, pushing stock and high yield bond indices into negative territory for the six-month period ended August 31, while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains. Twelve-month returns on all asset classes remained positive. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains focused on managing risk and finding opportunities in all market environments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of August 31, 2011

	6-month	12-month
US large cap equities	(7.23)%	18.50%
(S&P 500 Index)
US small cap equities	(11.17)	22.19
(Russell 2000 Index)
International equities	(11.12)	10.01
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(5.11)	9.07
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.08	0.15
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	13.04	6.21
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	5.49	4.62
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.39	2.66
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(1.57)	8.32
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2011	BlackRock Core Bond Trust

Investment Objective

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12 months ended August 31, 2011, the Trust returned (2.35)% based on market price and 4.02% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of 3.09% based on market price and 5.36% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest individual factor impacting performance relative to its Lipper category competitors, many of which carry a lower average credit quality and/or a higher allocation to spread assets (those driven by movements in credit risk), is the Trust’s high-quality bias. This bias hurt performance for the period as spread sectors and lower-quality risk assets generally outperformed US Treasuries and government-related assets for the 12-month period.

•

Early in reporting period, the Trust’s exposure to non-government spread sectors, such as investment grade credit, non-agency residential mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) contributed positively to performance on an absolute basis. The Trust’s allocation to high yield corporate credit and commercial mortgage-backed securities (“CMBS”) also had a positive impact. During the second half of the reporting period, the Trust’s allocation to high-quality, government-related debt benefited performance, as did its longer duration (greater sensitivity to interest rates) and yield curve-flattening stance as interest rates rallied in the final month of the period.

•

TheTrust uses interest rate derivatives, including futures contracts,options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Trust also uses credit default swaps against both individual names and broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. In addition, the Trust trades foreign currency exchange contracts and uses foreign currency derivatives to manage currency risk in the portfolio. Overall, derivative usage during period had a negative effect on performance.

Describe recent portfolio activity.

•

During the period, the Trust gradually reduced its exposure to non-agency residential MBS and CMBS. The proceeds from these transactions were rotated into more liquid corporate credit bonds that offer compelling carry yields (income) and strong fundamentals. Investment grade and high yield corporate bonds became the two largest credit spread sector allocations in the Trust. The Trust tactically managed its duration and yield curve positioning throughout the period.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained a diversified exposure to non-government spread sectors, including investment grade credit, high yield corporate credit, CMBS, ABS and non-agency residential MBS. The Trust also held allocations to government-related sectors such as US Treasuries, agency debt and agency MBS. The Trust ended the period with leverage at 29% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	AUGUST 31, 2011

BlackRock Core Bond Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Yield on Closing Market Price as of August 31, 2011 ($12.69)[1]	6.34%
Current Monthly Distribution per Common Share[2]	$0.067
Current Annualized Distribution per Common Share[2]	$0.804
Leverage as of August 31, 2011[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$12.69	$13.92	(8.84)%	$13.99	$11.98
Net Asset Value	$13.78	$14.19	(2.89)%	$14.30	$13.19

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	8/31/11	8/31/10
Corporate Bonds	52%	38%
US Treasury Obligations	16	19
US Government Sponsored Agency Securities	13	23
Non-Agency Mortgage-Backed Securities	12	10
Asset-Backed Securities	4	5
Preferred Securities	1	1
Taxable Municipal Bonds	1	2
Foreign Agency Obligations	1	2

Credit Quality Allocations[4]

	8/31/11	8/31/10

AAA/Aaa[5]	40%	43%
AA/Aa	8	11
A	17	17
BBB/Baa	16	11
BB/Ba	6	8
B	11	7
CCC/Caa	2	2
Not Rated	—	1

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT	AUGUST 31, 2011	5

Trust Summary as of August 31, 2011	BlackRock Corporate High Yield Fund V, Inc.

Investment Objective

BlackRock Corporate High Yield Fund V, Inc.’s (HYV) (the “Trust”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (BB or lower by S&P or Ba or lower by Moody’s) or in unrated securities considered by the Trust’s investment adviser to be of comparable quality. The Trust also seeks to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and high yield corporate loans which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12 months ended August 31, 2011, the Trust returned 10.79% based on market price and 10.29% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 11.37% based on market price and 9.65% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed higher-quality fixed income assets by a sizeable margin during the period due to the high yield market’s prevalence of solid technicals, strong credit fundamentals and substantial income in a low-interest-rate environment. More recently, however, these positives have been upstaged by escalating macroeconomic concerns, which continued to fuel investor uncertainty and risk aversion. Across the high yield credit spectrum, security selection in the mid- to lower-quality tiers benefited Trust performance, as did the Trust’s exposure to non-rated credits (i.e., preferred securities, warrants). Among fixed income sectors, positive security selection in the electric, metals & mining and media non-cable sectors boosted gains. Allocations to equity-related instruments also aided performance.

•

Over the period, an underexposure to higher-quality securities hurt Trust performance. Higher-quality securities exhibit more interest rate sensitivity than their lower-quality counterparts, so they reacted positively to a rally in US Treasury rates touched off by higher market volatility and a resulting flight to quality. Within sectors, security selection in the independent energy, non-captive diversified and consumer service sectors impeded Trust gains. Another notable detractor was the Trust’s allocation to senior secured bank loans, which underperformed high yield bonds over the period. The Trust pursued a higher-quality bias in bank loans over the last several months of the period.

Describe recent portfolio activity.

•

During the first half of the period, the Trust shifted its overall positioning from a more conservative stance to one that was more consistent with a gradually improving economy. As the US economic outlook worsened and the potential for contagion from the continued debt crisis in Europe increased, Trust positioning once again became more conservative. The Trust continued to purchase new issues, albeit cautiously, seeking more stable industries with companies offering good cash flows, earnings and revenue visibility, as well as attractive downside protection. More recently, the Trust has reduced exposure to riskier credits that typically require significant economic growth or expansion to realize a boost in valuations. While selling down higher-beta names (i.e., those with higher sensitivity to market volatility), the Trust began actively hedging its equity exposure by taking short positions in S&P 500® Index futures. Furthermore, the Trust increased exposure to names in the independent energy sector, while significantly reducing exposure to the wireless sector.

Describe portfolio positioning at period end.

•

At period end, the Trust held 79% of its total portfolio in corporate bonds, 13% in floating rate loan interests (bank loans), 3% in common stocks, 3% in other interests with the remainder in preferred stocks. The Trust’s cash equivalent position was negligible for most of the period. The Trust ended the period with leverage at 25% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2011

BlackRock Corporate High Yield Fund V, Inc.

Trust Information

Symbol on NYSE	HYV
Initial Offering Date	November 30, 2001
Yield on Closing Market Price as of August 31, 2011 ($11.55)[1]	8.83%
Current Monthly Distribution per Common Share[2]	$0.085
Current Annualized Distribution per Common Share[2]	$1.020
Leverage as of August 31, 2011[3]	25%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$11.55	$11.40	1.32%	$12.58	$10.10
Net Asset Value	$11.71	$11.61	0.86%	$12.87	$11.52

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/11	8/31/10
Corporate Bonds	79%	80%
Floating Rate Loan Interests	13	15
Common Stocks	3	2
Other Interests	3	2
Preferred Stocks	2	1

Credit Quality Allocations[4]

	8/31/11	8/31/10
BBB/Baa	7%	3%
BB/Ba	34	35
B	45	46
CCC/Caa	11	11
CC/Ca	—	1
D	1	—
Not Rated	2	4

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2011	7

Trust Summary as of August 31, 2011	BlackRock Corporate High Yield Fund VI, Inc.

Investment Objective

BlackRock Corporate High Yield Fund VI, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield securities, including high yield bonds (commonly referred to as “junk” bonds), corporate loans, convertible debt securities and preferred securities which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12 months ended August 31, 2011, the Trust returned 9.09% based on market price and 9.95% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 11.37% based on market price and 9.65% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed higher-quality fixed income assets by a sizeable margin during the period due to the high yield market’s prevalence of solid technicals, strong credit fundamentals and substantial income in a low-interest-rate environment. More recently, however, these positives have been upstaged by escalating macroeconomic concerns, which continued to fuel investor uncertainty and risk aversion. Across the high yield credit spectrum, security selection in the mid- to lower-quality tiers benefited Trust performance, as did the Trust’s exposure to non-rated credits (i.e., preferred securities, warrants). Among fixed income sectors, positive security selection in the electric, metals & mining and media non-cable sectors boosted gains. Allocations to equity-related instruments also aided performance.

•

Over the period, an underexposure to higher-quality securities hurt Trust performance. Higher-quality securities exhibit more interest rate sensitivity than their lower-quality counterparts, so they reacted positively to a rally in US Treasury rates touched off by higher market volatility and a resulting flight to quality. Within sectors, security selection in the independent energy, non-captive diversified and consumer service sectors impeded Trust gains. Another notable detractor was the Trust’s allocation to senior secured bank loans, which underperformed high yield bonds over the period. The Trust pursued a higher-quality bias in bank loans over the last several months of the period.

Describe recent portfolio activity.

•

During the first half of the period, the Trust shifted its overall positioning from a more conservative stance to one that was more consistent with a gradually improving economy. As the US economic outlook worsened and the potential for contagion from the continued debt crisis in Europe increased, Trust positioning once again became more conservative. The Trust continued to purchase new issues, albeit cautiously, seeking more stable industries with companies offering good cash flows, earnings and revenue visibility, as well as attractive downside protection. More recently, the Trust has reduced exposure to riskier credits that typically require significant economic growth or expansion to realize a boost in valuations. While selling down higher-beta names (i.e., those with higher sensitivity to market volatility), the Trust began actively hedging its equity exposure by taking short positions in S&P 500® Index futures. Furthermore, the Trust increased exposure to names in the independent energy sector, while significantly reducing exposure to the wireless sector.

Describe portfolio positioning at period end.

•

At period end, the Trust held 79% of its total portfolio in corporate bonds, 13% in floating rate loan interests (bank loans), 3% in common stocks, 3% in other interests with the remainder in preferred stocks. The Trust’s cash equivalent position was negligible for most of the period. The Trust ended the period with leverage at 24% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2011

BlackRock Corporate High Yield Fund VI, Inc.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Yield on Closing Market Price as of August 31, 2011 ($11.21)[1]	8.83%
Current Monthly Distribution per Common Share[2]	$0.0825
Current Annualized Distribution per Common Share[2]	$0.9900
Leverage as of August 31, 2011[3]	24%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$11.21	$11.19	0.18%	$12.23	$10.00
Net Asset Value	$11.49	$11.38	0.97%	$12.60	$11.31

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/11	8/31/10
Corporate Bonds	79%	81%
Floating Rate Loan Interests	13	15
Common Stocks	3	2
Other Interests	3	1
Preferred Stocks	2	1

Credit Quality Allocations[4]

	8/31/11	8/31/10
BBB/Baa	7%	3%
BB/Ba	35	36
B	45	47
CCC/Caa	11	11
D	1	—
Not Rated	1	3

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2011	9

Trust Summary as of August 31, 2011	BlackRock High Income Shares

Investment Objective

BlackRock High Income Shares’ (HIS) (the “Trust”) primary investment objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Trust’s investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed income securities (commonly referred to as “junk bonds”). The Trust’s secondary objective is to provide capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objectives by investing primarily in high yield, high risk debt instruments rated in the medium to lower categories by nationally recognized rating services (BBB or lower by S&P or Baa or lower by Moody’s) or non-rated securities, which, in the investment adviser’s opinion, are of comparable quality. Under normal market conditions, the average maturity of the Trust’s portfolio is between eight and twelve years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12 months ended August 31, 2011, the Trust returned 10.59% based on market price and 9.56% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 11.37% based on market price and 9.65% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed higher-quality fixed income assets by a sizeable margin during the period due to the high yield market’s prevalence of solid technicals, strong credit fundamentals and substantial income in a low-interest-rate environment. More recently, however, these positives have been upstaged by escalating macroeconomic concerns, which continued to fuel investor uncertainty and risk aversion. Across the high yield credit spectrum, security selection in the mid- to lower-quality tiers benefited Trust performance, as did the Trust’s exposure to non-rated credits (i.e., preferred securities, warrants). Among fixed income sectors, positive security selection in the electric, metals & mining and media non-cable sectors boosted gains. Allocations to equity-related instruments also aided performance.

•

Over the period, an underexposure to higher-quality securities hurt Trust performance. Higher-quality securities exhibit more interest rate sensitivity than their lower-quality counterparts, so they reacted positively to a rally in US Treasury rates touched off by higher market volatility and a resulting flight to quality. Within sectors, security selection in the independent energy, non-captive diversified and consumer service sectors impeded Trust gains. Another notable detractor was the Trust’s allocation to senior secured bank loans, which underperformed high yield bonds over the period. The Trust pursued a higher-quality bias in bank loans over the last several months of the period.

Describe recent portfolio activity.

•

During the first half of the period, the Trust shifted its overall positioning from a more conservative stance to one that was more consistent with a gradually improving economy. As the US economic outlook worsened and the potential for contagion from the continued debt crisis in Europe increased, Trust positioning once again became more conservative. The Trust continued to purchase new issues, albeit cautiously, seeking more stable industries with companies offering good cash flows, earnings and revenue visibility, as well as attractive downside protection. More recently, the Trust has reduced exposure to riskier credits that typically require significant economic growth or expansion to realize a boost in valuations. While selling down higher-beta names (i.e., those with higher sensitivity to market volatility), the Trust began actively hedging its equity exposure by taking short positions in S&P 500® Index futures. Furthermore, the Trust increased exposure to names in the independent energy sector, while significantly reducing exposure to the wireless sector.

Describe portfolio positioning at period end.

•

At period end, the Trust held 83% of its total portfolio in corporate bonds, 14% in floating rate loan interests (bank loans), 2% in preferred stocks and 1% in common stocks. The Trust’s cash equivalent position was negligible for most of the period. The Trust ended the period with leverage at 20% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2011

BlackRock High Income Shares

Trust Information

Symbol on NYSE	HIS
Initial Offering Date	August 10, 1988
Yield on Closing Market Price as of August 31, 2011 ($2.10)[1]	8.11%
Current Monthly Distribution per Common Share[2]	$0.0142
Current Annualized Distribution per Common Share[2]	$0.1704
Leverage as of August 31, 2011[3]	20%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$2.10	$2.09	0.48%	$2.25	$1.85
Net Asset Value	$2.18	$2.19	(0.46)%	$2.36	$2.14

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/11	8/31/10
Corporate Bonds	83%	84%
Floating Rate Loan Interests	14	13
Preferred Stocks	2	2
Common Stocks	1	1

Credit Quality Allocations[4]

	8/31/11	8/31/10
BBB/Baa	7%	3%
BB/Ba	34	35
B	45	46
CCC/Caa	12	11
D	1	—
Not Rated	1	5

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2011	11

Trust Summary as of August 31, 2011	BlackRock High Yield Trust

Investment Objective

BlackRock High Yield Trust’s (BHY) (the “Trust”) primary investment objective is to provide high current income. The Trust’s secondary investment objective is to provide capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in high-risk, high yield bonds and other such securities, such as preferred stocks, which are rated below investment grade. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12 months ended August 31, 2011, the Trust returned 10.73% based on market price and 9.66% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 11.37% based on market price and 9.65% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed higher-quality fixed income assets by a sizeable margin during the period due to the high yield market’s prevalence of solid technicals, strong credit fundamentals and substantial income in a low-interest-rate environment. More recently, however, these positives have been upstaged by escalating macroeconomic concerns, which continued to fuel investor uncertainty and risk aversion. Across the high yield credit spectrum, security selection in the mid- to lower-quality tiers benefited Trust performance, as did the Trust’s exposure to non-rated credits (i.e., preferred securities, warrants). Among fixed income sectors, positive security selection in the electric, metals & mining and media non-cable sectors boosted gains. Allocations to equity-related instruments also aided performance.

•

Over the period, an underexposure to higher-quality securities hurt Trust performance. Higher-quality securities exhibit more interest rate sensitivity than their lower-quality counterparts, so they reacted positively to a rally in US Treasury rates touched off by higher market volatility and a resulting flight to quality. Within sectors, security selection in the independent energy, non-captive diversified and consumer service sectors impeded Trust gains. Another notable detractor was the Trust’s allocation to senior secured bank loans, which underperformed high yield bonds over the period. The Trust pursued a higher-quality bias in bank loans over the last several months of the period.

Describe recent portfolio activity.

•

During the first half of the period, the Trust shifted its overall positioning from a more conservative stance to one that was more consistent with a gradually improving economy. As the US economic outlook worsened and the potential for contagion from the continued debt crisis in Europe increased, Trust positioning once again became more conservative. The Trust continued to purchase new issues, albeit cautiously, seeking more stable industries with companies offering good cash flows, earnings and revenue visibility, as well as attractive downside protection. More recently, the Trust has reduced exposure to riskier credits that typically require significant economic growth or expansion to realize a boost in valuations. Furthermore, the Trust increased exposure to names in the independent energy sector, while significantly reducing exposure to the wireless sector.

Describe portfolio positioning at period end.

•

At period end, the Trust held 82% of its total portfolio in corporate bonds, 15% in floating rate loan interests (bank loans), 2% in other interests and 1% in preferred stocks. The Trust’s cash equivalent position was negligible for most of the period. The Trust ended the period with leverage at 12% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	AUGUST 31, 2011

BlackRock High Yield Trust

Trust Information

Symbol on NYSE	BHY
Initial Offering Date	December 23, 1998
Yield on Closing Market Price as of August 31, 2011 ($6.60)[1]	7.91%
Current Monthly Distribution per Common Share[2]	$0.0435
Current Annualized Distribution per Common Share[2]	$0.5220
Leverage as of August 31, 2011[3]	12%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$6.60	$6.44	2.48%	$7.00	$5.94
Net Asset Value	$6.79	$6.69	1.49%	$7.33	$6.66

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition
	8/31/11	8/31/10
Corporate Bonds	82%	84%
Floating Rate Loan Interests	15	13
Other Interests	2	1
Preferred Stocks	1	1
Common Stocks	—	1

Credit Quality Allocations[4]
	8/31/11	8/31/10
BBB/Baa	8%	3%
BB/Ba	35	38
B	46	42
CCC/Caa	9	12
D	1	—
Not Rated	1	5

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2011	13

Trust Summary as of August 31, 2011	BlackRock Income Opportunity Trust, Inc.

Investment Objective

BlackRock Income Opportunity Trust, Inc.’s (BNA) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12 months ended August 31, 2011, the Trust returned (0.37)% based on market price and 3.91% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of 3.09% based on market price and 5.36% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest individual factor impacting performance relative to its Lipper category competitors, many of which carry a lower average credit quality and/or a higher allocation to spread assets (those driven by movements in credit risk), is the Trust’s high-quality bias. This bias hurt performance for the period as spread sectors and lower-quality risk assets generally outperformed US Treasuries and government-related assets for the 12-month period.

•

Early in the reporting period, the Trust’s exposure to non-government spread sectors, such as investment grade credit, non-agency residential MBS and ABS contributed positively to performance on an absolute basis. The Trust’s allocation to high yield corporate credit and CMBS also had a positive impact. During the second half of the reporting period, the Trust’s allocation to high-quality, government-related debt benefited performance, as did its longer duration (greater sensitivity to interest rates) and yield curve-flattening stance as interest rates rallied in the final month of the period.

•

TheTrust uses interest rate derivatives, including futures contracts,options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Trust also uses credit default swaps against both individual names and broad indices to manage credit risk in the portfolio. Credit default swaps against indices help to manage market risk as well. In addition, the Trust trades foreign currency exchange contracts and uses foreign currency derivatives to manage currency risk in the portfolio. Overall, derivative usage during period had a negative effect on performance.

Describe recent portfolio activity.

•

During the period, the Trust gradually reduced its exposure to non-agency residential MBS and CMBS. The proceeds from these transactions were rotated into more liquid corporate credit bonds that offer compelling carry yields (income) and strong fundamentals. Investment grade and high yield corporate bonds became the two largest credit spread sector allocations in the Trust. The Trust tactically managed its duration and yield curve positioning throughout the period.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained a diversified exposure to non-government spread sectors, including investment grade credit, high yield corporate credit, CMBS, ABS and non-agency residential MBS. The Trust also held allocations to government-related sectors such as US Treasuries, agency debt and agency MBS. The Trust ended the period with leverage at 29% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	AUGUST 31, 2011

BlackRock Income Opportunity Trust, Inc.

Trust Information

Symbol on NYSE	BNA
Initial Offering Date	December 20, 1991
Yield on Closing Market Price as of August 31, 2011 ($9.85)[1]	6.21%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Leverage as of August 31, 2011[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$9.85	$10.56	(6.72)%	$10.59	$9.30
Net Asset Value	$10.77	$11.07	(2.71)%	$11.13	$10.28

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	8/31/11	8/31/10
Corporate Bonds	52%	38%
US Treasury Obligations	16	18
US Government Sponsored Agency Securities	13	23
Non-Agency Mortgage-Backed Securities	12	12
Asset-Backed Securities	4	4
Preferred Securities	1	1
Taxable Municipal Bonds	1	2
Foreign Agency Obligations	1	2

Credit Quality Allocations[4]

	8/31/11	8/31/10
AAA/Aaa[5]	40%	41%
AA/Aa	7	11
A	19	20
BBB/Baa	16	12
BB/Ba	7	9
B	9	6
CCC/Caa	2	1

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT	AUGUST 31, 2011	15

Trust Summary as of August 31, 2011	BlackRock Income Trust, Inc.

Investment Objective

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the US government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. Securities issued or guaranteed by the US government or its agencies or instrumentalities are generally considered to be of the same or higher credit or quality as privately issued securities rated AAA or Aaa. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12 months ended August 31, 2011, the Trust returned 8.47% based on market price and 7.70% based on NAV. For the same period, the closed-end Lipper US Mortgage Funds category posted an average return of 5.28% based on market price and 6.99% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

During the first half of the reporting period, the Trust benefited mostly from its exposure to non-agency residential MBS and security selection within agency MBS. In the latter half of the period, the Trust’s high-quality bias had a positive impact as investors fled riskier assets amid increasingly volatile markets. The Trust’s active management of its agency MBS holdings and its allocation to US Treasuries benefited performance. Within the Trust’s agency MBS allocation, holdings of agency IOs (interest-only) mortgages were particularly beneficial.

•

The Trust’s exposure to CMBS and non-agency residential MBS was a negative factor in the latter half of the reporting period when concerns about slowing economic growth drove investors to more liquid segments of the mortgage market.

•

The Trust uses interest rate derivatives, including futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. Overall, derivative usage during period had a negative effect on performance.

Describe recent portfolio activity.

•

During the period, the Trust gradually reduced its exposure to CMBS. The Trust also actively traded agency MBS and mortgage derivatives, seeking to take advantage of a benign pre-payment environment despite rates moving lower for most of the period.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained its exposure to high-quality agency MBS with varying maturities and coupons and held allocations to non-agency residential MBS and CMBS. The Trust ended the period with leverage at 31% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	AUGUST 31, 2011

BlackRock Income Trust, Inc.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Yield on Closing Market Price as of August 31, 2011 ($7.18)[1]	6.10%
Current Monthly Distribution per Common Share[2]	$0.0365
Current Annualized Distribution per Common Share[2]	$0.4380
Leverage as of August 31, 2011[3]	31%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$7.18	$6.95	3.31%	$7.25	$6.63
Net Asset Value	$7.96	$7.76	2.58%	$8.02	$7.64

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

	8/31/11	8/31/10
US Government Sponsored Agency Securities	84%	83%
US Treasury Obligations	12	11
Non-Agency Mortgage-Backed Securities	3	5
Asset-Backed Securities	1	1

Credit Quality Allocations[4]

	8/31/11	8/31/10
AAA/Aaa[5]	100%	100%

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT	AUGUST 31, 2011	17

Trust Summary as of August 31, 2011	BlackRock Strategic Bond Trust

Investment Objective

BlackRock Strategic Bond Trust’s (BHD) (the “Trust”) investment objective is to provide total return through high current income and capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed income securities including corporate bonds, US government and agency securities, mortgage-related and asset-backed securities and other types of fixed income securities. The Trust invests, under normal market conditions, a significant portion of its assets in corporate fixed income securities that are below investment grade quality, including high-risk, high yield bonds (commonly referred to as “junk” bonds) and other such securities, such as preferred stocks. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12 months ended August 31, 2011, the Trust returned 6.83% based on market price and 8.09% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 11.37% based on market price and 9.65% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust invests mainly in high yield bonds and investment grade corporate credit. Despite the sharp market decline in the final month, both of these sectors posted gains for the 12-month period. On balance, lower-quality, higher-beta (greater market sensitivity) assets outperformed their higher-quality, lower-beta counterparts. The Trust’s lower-quality bias within investment grade credit proved beneficial, as did the credit quality profile of its high yield bond holdings. The Trust’s lower exposure to investment grade corporate credit in favor of high yield also had a positive impact.

•

Relative to its Lipper category competitors, which invest primarily in high yield bonds (approximately 90%), the Trust’s allocation to investment grade credit was the largest detractor from performance as high yield outperformed the investment grade sector for the period. The Trust also held floating rate loan interests (approximately 10% of the portfolio), which also underperformed high yield and therefore hindered returns.

•

During the period, the Trust maintained leverage at an average amount between 18% and 22% of its total managed assets. This leverage added to performance on an absolute basis, but detracted from relative performance versus competitors that maintained higher levels of leverage, as would be expected during a period in which markets advanced.

Describe recent portfolio activity.

•

During the earlier part of the period, portfolio activity was consistent with a gradually recovering economy. The Trust modestly increased exposure to more economically sensitive companies and sectors, while maintaining its positions in a number of undervalued special situation credits. However, as concerns mounted over slowing US economic growth and the debt crisis in Europe in the latter half of the period, the Trust shifted to a more conservative stance. The Trust reduced exposure to the economy and consumer spending and sought credits that exhibit a more stable cash flow.

Describe portfolio positioning at period end.

•

At period end, the Trust held 60% of its total portfolio in high yield bonds, 25% investment grade corporate credit and 12% in floating rate loan interests (bank loans), with the remainder in other interests and preferred securities. The Trust ended the period with leverage at 20% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	AUGUST 31, 2011

BlackRock Strategic Bond Trust

Trust Information

Symbol on NYSE	BHD
Initial Offering Date	February 26, 2002
Yield on Closing Market Price as of August 31, 2011 ($12.93)[1]	7.84%
Current Monthly Distribution per Common Share[2]	$0.0845
Current Annualized Distribution per Common Share[2]	$1.0140
Leverage as of August 31, 2011[3]	20%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$12.93	$13.17	(1.82)%	$13.75	$11.67
Net Asset Value	$13.48	$13.57	(0.66)%	$14.40	$13.21

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond securities:

Portfolio Composition

	8/31/11	8/31/10
Corporate Bonds	85%	85%
Floating Rate Loan Interests	12	11
Other Interests	2	1
Preferred Securities	1	2
Common Stocks	—	1

Credit Quality Allocations[4]

	8/31/11	8/31/10
AA/Aa	3%	3%
A	13	14
BBB/Baa	16	13
BB/Ba	26	28
B	34	33
CCC/Caa	6	8
D	1	—
Not Rated	1	1

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2011	19

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trusts may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Trusts, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Trusts are permitted to borrow through their credit facility or by entering into reverse repurchase agreements and/or treasury roll transactions up to 33⅓% of their total managed assets. As of August 31, 2011, the Trusts had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of Leverage
BHK	29%
HYV	25%
HYT	24%
HIS	20%
BHY	12%
BNA	29%
BKT	31%
BHD	20%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 6.0%
321 Henderson Receivables I LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)	USD	848	$846,953
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.27%, 1/15/16 (b)		350	349,462
Citibank Omni Master Trust (a):
Series 2009-A13, Class A13, 5.35%, 8/15/18		795	875,716
Series 2009-A17, Class A17, 4.90%, 11/15/18		2,295	2,507,816
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.37%, 1/25/37 (b)		1,265	817,998
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)		1,980	1,985,941
DT Auto Owner Trust, Series 2011-2A, Class C, 3.05%, 2/16/16 (a)		1,500	1,506,067
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	351	509,288
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.33%, 7/25/37 (b)	USD	173	166,503
Nelnet Student Loan Trust, Series 2006-1, Class A5, 0.41%, 8/23/27 (b)		1,060	982,103
SLM Student Loan Trust (b):
Series 2004-B, Class A2, 0.45%, 6/15/21		235	228,434
Series 2008-5, Class A3, 1.55%, 1/25/18		515	525,389
Series 2008-5, Class A4, 1.95%, 7/25/23		2,715	2,808,382
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		683	678,852
Series 2011-S1A, Class C, 2.01%, 8/15/16		517	513,310
Series 2011-S1A, Class D, 3.15%, 8/15/16		532	528,845
Series 2011-WO, Class C, 3.19%, 10/15/15		580	589,048
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		860	863,413
Series 2010-2, Class C, 3.89%, 7/17/17		1,010	1,031,184
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		700	701,264
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		740	740,296
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		461	457,990
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		502	499,629
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		1,186	1,181,048
Small Business Administration, Class 1:
Series 2003-P10B, 5.14%, 8/10/13		270	284,187
Series 2004-P10B, 4.75%, 8/10/14		203	215,843
			22,394,961
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		4,251	333,460
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		6,606	524,361
			857,821
Total Asset-Backed Securities — 6.2%			23,252,782

Common Stocks	Shares		Value
Software — 0.0%
Bankruptcy Management Solutions, Inc. (c)		135	$1
Total Common Stocks — 0.0%			1

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
United Technologies Corp.:
4.88%, 5/01/15	USD	1,125	1,276,499
6.13%, 7/15/38		700	848,432
			2,124,931
Airlines — 0.4%
American Airlines, Inc., Series 2001-2, 7.86%, 4/01/13		380	380,000
Continental Airlines, Inc., Series 2010-1-B, 6.00%, 1/12/19		700	647,500
United Air Lines, Inc., 12.75%, 7/15/12		334	348,933
			1,376,433
Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		265	281,153
Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (a)	EUR	355	492,109
Building Products — 0.1%
Momentive Performance Materials, Inc., 11.50%, 12/01/16	USD	510	504,900
Capital Markets — 6.1%
American Capital Ltd., 7.96%, 12/31/13 (d)		720	714,946
CDP Financial, Inc. (a)(e):
3.00%, 11/25/14		1,935	2,040,500
5.60%, 11/25/39		2,935	3,368,992
Credit Suisse AG:
2.60%, 5/27/16 (a)		570	585,911
5.40%, 1/14/20 (e)		1,795	1,787,718
E*Trade Financial Corp., 12.50%, 11/30/17 (f)		1,160	1,334,000
The Goldman Sachs Group, Inc.:
3.70%, 8/01/15		800	808,596
3.63%, 2/07/16 (e)		5,309	5,313,619
5.38%, 3/15/20		1,220	1,239,570
Morgan Stanley:
2.79%, 5/14/13 (b)(e)		1,890	1,887,067
4.20%, 11/20/14		490	491,199
4.00%, 7/24/15		410	408,047
6.25%, 8/28/17 (e)		1,930	2,042,793
5.63%, 9/23/19		630	640,366
			22,663,324

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FKA	Formerly Known As
GBP	British Pound
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
PIK	Payment-In-Kind
RB	Revenue Bonds
SEK	Swedish Krona
SPDR	Standard and Poor’s Depositary Receipts
USD	US Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals — 0.5%
American Pacific Corp., 9.00%, 2/01/15	USD	250	$245,625
The Dow Chemical Co., 4.25%, 11/15/20		715	730,258
Hexion US Finance Corp., 8.88%, 2/01/18		375	350,625
Huntsman International LLC, 6.88%, 11/15/13 (a)	EUR	435	618,629
			1,945,137
Commercial Banks — 7.7%
CIT Group, Inc.:
7.00%, 5/01/15	USD	60	59,700
7.00%, 5/01/16		90	89,550
7.00%, 5/01/17		363	357,969
7.00%, 5/02/17 (a)		50	49,375
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		1,490	1,577,141
DEPFA ACS Bank, 5.13%, 3/16/37 (a)		3,775	2,888,388
DnB NOR Boligkreditt (a):
2.10%, 10/14/16		4,020	4,111,576
2.90%, 3/29/17		2,600	2,722,104
Eksportfinans ASA (e):
2.00%, 9/15/15		2,455	2,521,881
5.50%, 6/26/17		950	1,134,066
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		1,400	1,393,000
HSBC Bank Plc, 3.10%, 5/24/16 (a)		700	711,625
Royal Bank of Canada, 3.13%, 4/14/15 (a)		3,870	4,122,572
Sparebanken 1 Boligkreditt (a):
1.25%, 10/25/13		1,580	1,590,798
2.63%, 5/27/17		1,675	1,731,027
Wachovia Corp., 5.25%, 8/01/14 (e)		3,425	3,663,613
			28,724,385
Commercial Services & Supplies — 0.1%
ARAMARK Corp., 8.50%, 2/01/15		65	67,112
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		143	137,802
Mobile Mini, Inc., 7.88%, 12/01/20		320	311,200
			516,114
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	150	201,469
Construction Materials — 0.2%
Calcipar SA, 6.88%, 5/01/18 (a)	USD	415	393,213
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		220	224,802
Lafarge SA, 7.13%, 7/15/36		165	137,647
			755,662
Consumer Finance — 0.4%
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (b)		125	125,003
7.80%, 6/01/12		340	350,207
SLM Corp.:
6.25%, 1/25/16		661	675,834
Series A, 0.55%, 1/27/14 (b)		550	495,856
			1,646,900
Containers & Packaging — 0.6%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)	EUR	425	572,356
Pregis Corp., 12.38%, 10/15/13	USD	190	174,800
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	725	999,804
7.75%, 11/15/19		410	562,462
			2,309,422
Diversified Financial Services — 9.4%
Ally Financial, Inc.:
8.30%, 2/12/15	USD	1,500	1,575,000
6.25%, 12/01/17		160	153,907
8.00%, 3/15/20		560	565,600

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Bank of America Corp.:
3.63%, 3/17/16	USD	300	$292,790
3.75%, 7/12/16		950	937,814
7.63%, 6/01/19		450	508,330
5.63%, 7/01/20		650	658,279
Barrick North America Finance LLC, 4.40%, 5/30/21 (a)		15	15,701
Capital One Financial Corp.:
3.15%, 7/15/16		2,490	2,478,506
4.75%, 7/15/21		960	965,967
Citigroup, Inc.:
5.00%, 9/15/14		285	292,665
4.75%, 5/19/15		1,150	1,199,339
4.59%, 12/15/15 (e)		7,800	8,101,197
6.00%, 8/15/17		100	108,430
5.38%, 8/09/20		200	212,286
General Electric Capital Corp.:
6.15%, 8/07/37 (e)(g)		4,150	4,330,160
6.88%, 1/10/39		135	155,320
JPMorgan Chase & Co.:
3.70%, 1/20/15 (e)		3,425	3,567,997
3.15%, 7/05/16		103	105,210
6.30%, 4/23/19 (e)		2,000	2,311,200
Series BKNT, 6.00%, 10/01/17 (e)		2,050	2,297,890
Novus USA Trust, 1.54%, 11/18/11 (a)(b)		860	850,237
Reynolds Group Issuer, Inc. (a):
8.75%, 10/15/16 (h)	EUR	550	766,373
7.88%, 8/15/19	USD	660	653,400
6.88%, 2/15/21		1,215	1,129,950
WMG Acquisition Corp. (a):
9.50%, 6/15/16		160	163,200
11.50%, 10/01/18		785	714,350
			35,111,098
Diversified Telecommunication Services — 4.5%
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)		348	330,600
Level 3 Financing, Inc., 8.75%, 2/15/17		239	234,220
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,200	1,215,000
8.00%, 10/01/15		568	606,340
7.13%, 4/01/18		272	285,600
Series B, 7.50%, 2/15/14		290	293,625
Qwest Corp.:
7.63%, 6/15/15		192	213,600
8.38%, 5/01/16		380	433,200
6.50%, 6/01/17		103	110,339
Telecom Italia Capital SA:
4.95%, 9/30/14 (e)		1,075	1,059,490
6.00%, 9/30/34		1,550	1,257,233
Telefonica Emisiones SAU, 7.05%, 6/20/36		1,975	1,968,283
Verizon Communications, Inc.:
8.75%, 11/01/18 (e)		2,220	3,007,079
6.40%, 2/15/38 (e)		3,483	4,028,284
8.95%, 3/01/39		900	1,338,673
Verizon New Jersey, Inc., 5.88%, 1/17/12		335	341,215
Windstream Corp., 7.88%, 11/01/17		60	63,075
			16,785,856
Electric Utilities — 6.3%
Alabama Power Co.:
3.95%, 6/01/21		460	491,825
6.00%, 3/01/39 (e)		1,275	1,558,036
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		121	162,299
5.95%, 12/15/36		217	224,997
Duke Energy Carolinas LLC:
6.10%, 6/01/37		315	368,740
6.00%, 1/15/38		825	989,884

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
EDF SA, 5.60%, 1/27/40 (a)(e)	USD	1,400	$1,487,109
E.ON International Finance BV, 6.65%, 4/30/38 (a)		1,525	1,848,649
Florida Power & Light Co., 4.95%, 6/01/35		950	1,023,056
Florida Power Corp.:
6.35%, 9/15/37 (e)		1,325	1,634,487
6.40%, 6/15/38		430	535,082
Hydro-Quebec:
9.40%, 2/01/21		390	592,336
8.40%, 1/15/22		730	1,060,776
8.05%, 7/07/24		1,900	2,815,202
Jersey Central Power & Light Co., 7.35%, 2/01/19		245	312,092
PacifiCorp., 6.25%, 10/15/37		575	704,922
Public Service Co. of Colorado, 6.25%, 9/01/37 (e)		1,200	1,504,146
Southern California Edison Co.:
5.63%, 2/01/36		625	726,123
Series 08-A, 5.95%, 2/01/38		1,075	1,309,981
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	750	921,156
The Toledo Edison Co., 6.15%, 5/15/37	USD	350	403,759
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		250	264,877
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (e)		2,000	2,344,446
			23,283,980
Energy Equipment & Services — 1.2%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		340	329,800
Ensco Plc:
3.25%, 3/15/16		160	165,777
4.70%, 3/15/21		1,745	1,824,054
Exterran Holdings, Inc., 7.25%, 12/01/18 (a)		605	586,850
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		1,110	1,148,850
Pride International, Inc., 6.88%, 8/15/20		230	274,894
Thermon Industries, Inc., 9.50%, 5/01/17		123	129,150
Weatherford International, Ltd., 6.75%, 9/15/40		160	174,691
			4,634,066
Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc. (e):
6.50%, 8/15/37		1,900	2,358,871
6.20%, 4/15/38		850	1,024,345
			3,383,216
Food Products — 0.9%
Darling International, Inc., 8.50%, 12/15/18 (a)		335	362,638
JBS USA LLC, 7.25%, 6/01/21 (a)		120	109,050
Kraft Foods, Inc., 5.38%, 2/10/20		2,550	2,896,287
			3,367,975
Health Care Equipment & Supplies — 0.6%
DJO Finance LLC:
10.88%, 11/15/14		810	837,337
7.75%, 4/15/18 (a)		735	683,550
ExamWorks Group, Inc., 9.00%, 7/15/19 (a)		375	353,438
Teleflex, Inc., 6.88%, 6/01/19		385	382,112
			2,256,437
Health Care Providers & Services — 2.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		175	174,125
ConvaTec Healthcare E SA (a):
7.38%, 12/15/17	EUR	600	775,711
10.50%, 12/15/18	USD	415	377,650
HCA, Inc.:
6.50%, 2/15/20		1,745	1,764,631
7.50%, 2/15/22		1,690	1,673,100
IASIS Healthcare LLC, 8.38%, 5/15/19 (a)		1,000	875,000
INC Research LLC, 11.50%, 7/15/19 (a)		545	504,125
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		400	361,000

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Symbion, Inc., 8.00%, 6/15/16 (a)	USD	455	$423,150
Tenet Healthcare Corp.:
9.00%, 5/01/15		380	402,800
10.00%, 5/01/18		200	220,000
8.88%, 7/01/19		1,150	1,219,000
			8,770,292
Health Care Technology — 0.1%
MedAssets, Inc., 8.00%, 11/15/18 (a)		500	482,500
Hotels, Restaurants & Leisure — 0.2%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	69	86,233
El Dorado Resorts LLC, 8.63%, 6/15/19 (a)	USD	235	200,337
Yum! Brands, Inc.:
6.25%, 4/15/16		265	310,983
5.30%, 9/15/19		175	195,316
			792,869
Household Durables — 1.0%
Beazer Homes USA, Inc.:
8.13%, 6/15/16		255	179,775
12.00%, 10/15/17		1,050	1,065,750
Standard Pacific Corp.:
10.75%, 9/15/16		2,100	2,079,000
8.38%, 5/15/18		230	201,825
			3,526,350
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (a)	EUR	190	244,277
IT Services — 1.1%
First Data Corp. (a):
7.38%, 6/15/19	USD	605	568,700
12.63%, 1/15/21		520	491,400
SunGard Data Systems, Inc.:
7.38%, 11/15/18		1,440	1,371,600
7.63%, 11/15/20		1,730	1,652,150
			4,083,850
Independent Power Producers & Energy Traders — 1.4%
Energy Future Holdings Corp., 10.00%, 1/15/20		1,520	1,525,884
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		652	657,784
NRG Energy, Inc., 7.63%, 1/15/18 (a)		2,855	2,826,450
			5,010,118
Industrial Conglomerates — 0.7%
Sequa Corp. (a):
11.75%, 12/01/15		690	717,600
13.50%, 12/01/15		1,940	2,056,816
			2,774,416
Insurance — 2.2%
American International Group, Inc., 5.45%, 5/18/17		800	814,703
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		478	497,120
Fairfax Financial Holdings, Ltd., 5.80%, 5/15/21 (a)		600	586,050
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		345	356,982
Hartford Life Global Funding Trusts, 0.43%, 6/16/14 (b)		425	416,185
Lincoln National Corp., 6.25%, 2/15/20		630	685,024
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		340	326,400
Manulife Financial Corp., 3.40%, 9/17/15		1,630	1,658,727
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)(e)		775	845,458

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Insurance (concluded)
Prudential Financial, Inc.:
7.38%, 6/15/19	USD	250	$299,048
5.38%, 6/21/20		250	269,106
4.50%, 11/15/20		450	454,364
5.70%, 12/14/36		675	655,330
Series D, 5.90%, 3/17/36		500	495,322
			8,359,819
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 5.00%, 1/15/21		105	108,401
Machinery — 0.4%
AGY Holding Corp., 11.00%, 11/15/14		310	271,637
Navistar International Corp.:
3.00%, 10/15/14 (i)		1,040	1,147,900
8.25%, 11/01/21		16	16,560
			1,436,097
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)		1,050	1,134,000
Media — 9.1%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		320	331,200
Affinion Group, Inc., 7.88%, 12/15/18		1,045	924,825
CBS Corp.:
4.63%, 5/15/18		810	860,429
8.88%, 5/15/19		325	419,738
5.75%, 4/15/20		250	279,270
CCH II LLC, 13.50%, 11/30/16		2,300	2,656,934
CMP Susquehanna Corp., 3.52%, 5/15/14 (b)		52	49,400
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), 10.50%, 1/15/15 (a)		845	650,650
Citadel Broadcasting Corp., 7.75%, 12/15/18 (a)		500	538,750
Clear Channel Communications, Inc., 9.00%, 3/01/21		780	627,900
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17		1,987	2,126,090
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		600	879,860
Comcast Corp., 6.45%, 3/15/37		790	877,960
Cox Communications, Inc., 8.38%, 3/01/39 (a)		905	1,235,430
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		945	975,116
Loan Close 3, 4.00%, 8/15/18		1,080	1,114,837
Shares Loan, 4.00%, 8/15/18		1,114	1,149,790
Cumulus Media, Inc., 7.75%, 5/01/19 (a)		170	149,175
DIRECTV Holdings LLC, 3.13%, 2/15/16		1,380	1,421,724
Gray Television, Inc., 10.50%, 6/29/15		1,055	1,018,075
Intelsat Luxembourg SA:
11.25%, 6/15/16		490	512,050
11.25%, 2/04/17		180	174,600
11.50%, 2/04/17 (f)		110	106,837
Interactive Data Corp., 10.25%, 8/01/18		1,480	1,568,800
NBC Universal, Inc.:
5.15%, 4/30/20		1,983	2,198,836
4.38%, 4/01/21		1,015	1,041,739
The New York Times Co., 6.63%, 12/15/16		1,800	1,811,250
News America, Inc.:
4.50%, 2/15/21		40	41,146
7.63%, 11/30/28		385	444,637
TCI Communications, Inc., 7.88%, 2/15/26		610	823,748
Time Warner Cable, Inc.:
7.30%, 7/01/38		930	1,100,909
5.88%, 11/15/40		465	486,470
Time Warner, Inc.:
4.70%, 1/15/21		350	374,028
6.10%, 7/15/40		215	232,127

Corporate Bonds	Par (000)		Value
Media (concluded)
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH), 8.13%, 12/01/17 (a)	USD	2,370	$2,417,400
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		525	559,125
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	1,135	1,589,668
			33,770,523
Metals & Mining — 4.0%
Alcoa, Inc., 5.40%, 4/15/21	USD	1,450	1,453,151
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		320	326,361
Barrick Gold Corp., 2.90%, 5/30/16 (a)		2,545	2,612,715
Cliffs Natural Resources, Inc.:
4.80%, 10/01/20		240	243,163
4.88%, 4/01/21		690	695,488
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		259	260,590
Drummond Co., Inc.:
9.00%, 10/15/14 (a)		13	13,292
7.38%, 2/15/16		335	340,025
Falconbridge Ltd., 6.20%, 6/15/35		1,250	1,194,154
New World Resources NV, 7.88%, 5/01/18	EUR	215	294,950
Novelis, Inc., 8.75%, 12/15/20 (a)(e)	USD	4,380	4,609,950
Teck Resources Ltd., 5.38%, 10/01/15		2,359	2,597,443
Vulcan Materials Co., 7.50%, 6/15/21		306	301,383
			14,942,665
Multiline Retail — 0.3%
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16		950	1,049,883
Oil, Gas & Consumable Fuels — 9.5%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		1,916	2,153,755
6.38%, 9/15/17		1,694	1,956,180
6.95%, 6/15/19		190	225,446
Arch Coal, Inc., 7.25%, 10/01/20		805	792,925
BP Capital Markets Plc:
3.13%, 3/10/12		1,270	1,287,168
3.13%, 10/01/15		330	345,320
Bill Barrett Corp., 9.88%, 7/15/16		75	82,313
Burlington Resources Finance Co., 7.40%, 12/01/31		875	1,171,084
Cenovus Energy, Inc., 6.75%, 11/15/39		750	889,163
Chesapeake Energy Corp., 6.63%, 8/15/20		481	502,645
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		535	622,201
Crosstex Energy LP, 8.88%, 2/15/18		130	134,550
Devon Energy Corp., 7.95%, 4/15/32		625	851,186
El Paso Pipeline Partners Operating Co., LLC, 6.50%, 4/01/20		240	272,531
EnCana Corp.:
6.50%, 8/15/34		670	745,185
6.63%, 8/15/37		700	774,627
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17		580	594,500
Enterprise Products Operating LLC:
5.20%, 9/01/20		695	759,077
6.13%, 10/15/39		700	735,014
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		505	575,072
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		1,300	1,484,645
6.55%, 9/15/40		110	119,502
6.38%, 3/01/41		150	159,398
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		997	1,084,114
MidAmerican Energy Co., 5.80%, 10/15/36		700	804,529
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		800	900,049
6.50%, 9/15/37		1,900	2,289,314
Nexen, Inc., 7.50%, 7/30/39		1,000	1,160,597
Niska Gas Storage US LLC, 8.88%, 3/15/18		1,000	1,010,000

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Petrobras International Finance Co.:
3.88%, 1/27/16	USD	1,340	$1,374,371
5.88%, 3/01/18		75	81,525
5.75%, 1/20/20		1,725	1,871,432
Premier Oil, 5.00%, 5/10/18		1,900	1,952,250
Rockies Express Pipeline LLC (a):
3.90%, 4/15/15		804	827,080
6.85%, 7/15/18		206	238,623
Suncor Energy, Inc., 6.10%, 6/01/18		1,750	2,029,937
Valero Energy Corp.:
6.13%, 2/01/20		250	278,521
6.63%, 6/15/37		157	168,627
Western Gas Partners LP, 5.38%, 6/01/21		710	747,623
Williams Partners LP, 4.13%, 11/15/20		980	980,323
Woodside Finance, Ltd., 4.60%, 5/10/21 (a)		205	216,974
			35,249,376
Paper & Forest Products — 0.6%
Boise Paper Holdings LLC:
9.00%, 11/01/17		185	196,562
8.00%, 4/01/20		210	214,725
Clearwater Paper Corp., 10.63%, 6/15/16		620	678,900
International Paper Co., 5.30%, 4/01/15		42	45,792
NewPage Corp., 11.38%, 12/31/14 (e)(j)		430	378,400
Verso Paper Holdings LLC, 11.50%, 7/01/14		670	710,200
			2,224,579
Pharmaceuticals — 0.8%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	200	275,808
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (a)	USD	245	248,062
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,445	1,668,029
Wyeth, 6.00%, 2/15/36		675	782,960
			2,974,859
Real Estate Investment Trusts (REITs) — 0.1%
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		275	265,205
Real Estate Management & Development — 0.2%
Realogy Corp., 7.88%, 2/15/19 (a)		564	468,120
WEA Finance LLC, 4.63%, 5/10/21 (a)		305	297,113
			765,233
Road & Rail — 0.8%
Avis Budget Car Rental LLC, 9.63%, 3/15/18		715	731,087
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		950	1,041,947
Florida East Coast Railway Corp., 8.13%, 2/01/17 (a)		490	487,550
The Hertz Corp., 7.38%, 1/15/21 (a)		650	620,750
			2,881,334
Semiconductors & Semiconductor Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17 (a)		390	390,000
Specialty Retail — 0.3%
Home Depot Inc., 5.88%, 12/16/36		830	905,390
QVC, Inc. (a):
7.50%, 10/01/19		35	37,712
7.38%, 10/15/20		35	37,625
			980,727
Thrifts & Mortgage Finance — 0.7%
Northern Rock Plc, 5.63%, 6/22/17 (a)		290	310,827
The PMI Group, Inc., 6.00%, 9/15/16		1,400	364,000
Radian Group, Inc.:
5.63%, 2/15/13		1,400	1,085,000
5.38%, 6/15/15		1,400	906,500
			2,666,327

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, 2.38%, 9/08/16	USD	795	$788,545
Cricket Communications, Inc., 10.00%, 7/15/15		35	36,181
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,420	1,603,691
Digicel Group Ltd. (a):
9.13%, 1/15/15		560	560,000
8.25%, 9/01/17		150	150,000
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		600	608,250
6.63%, 11/15/20		960	897,600
Rogers Communications, Inc., 7.50%, 8/15/38		1,150	1,506,055
Sprint Capital Corp., 6.88%, 11/15/28		645	577,275
Vodafone Group Plc, 4.15%, 6/10/14 (e)		2,050	2,212,797
			8,940,394
Total Corporate Bonds — 79.6%			296,188,661

Foreign Agency Obligations
Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	160	91,944
Italy Government International Bond, 5.38%, 6/15/33	USD	455	424,639
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13 (g)		660	671,630
2.00%, 6/01/16		595	617,869
Mexico Government International Bond:
5.63%, 1/15/17		370	425,500
5.13%, 1/15/20		215	241,338
Poland Government International Bond, 5.13%, 4/21/21		705	733,200
Total Foreign Agency Obligations — 0.9%			3,206,120

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 5.7%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		1,100	800,117
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, 5.38%, 11/25/34 (b)		421	370,087
CS First Boston Mortgage Securities Corp., Series 2005-12, Class 6A1, 6.00%, 1/25/36		888	594,672
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,563	1,311,064
Series 2006-0A21, Class A1, 0.40%, 3/20/47 (b)		843	433,869
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		781	552,537
Series 2007-HY4, Class 4A1, 5.40%, 6/25/47 (b)		942	614,129
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.42%, 4/25/46 (b)		349	188,419
Series 2007-10, Class A22, 6.00%, 7/25/37		731	568,654
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 6.01%, 6/15/38 (b)		1,000	940,297
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,750	1,539,051
Series 2007-1, Class 5A14, 6.00%, 2/25/37		554	463,681
Series 2010-RR2, Class 2A, 5.99%, 9/15/39 (a)(b)		1,010	1,113,389
Series 2011-2R, Class 2A1, 2.74%, 7/27/36 (a)(b)		1,517	1,476,184
Series 2011-4R, Class 1A1, 6.23%, 9/27/37 (a)(b)		818	728,688
Series 2011-4R, Class 2A1, 4.94%, 8/27/37 (a)(b)		969	879,600

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	25

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-0A1, Class A1, 0.42%, 2/25/47 (b)	USD	270	$169,838
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.11%, 6/19/35 (b)		1,396	1,306,298
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		721	605,581
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		847	747,830
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.40%, 12/25/36 (b)		680	446,683
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		1,045	885,445
JPMorgan Mortgage Trust:
Series 2006-S3, Class 1A12, 6.50%, 8/25/36		534	495,246
Series 2007-S1, Class 2A22, 5.75%, 3/25/37		550	476,997
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.79%, 5/25/36 (b)		727	470,418
Residential Funding Mortgage Securities I, Series 2007-S6, Class 1A16, 6.00%, 6/25/37		496	403,022
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		1,507	1,372,291
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-3, Class A9, 5.50%, 3/25/36		373	367,250
Series 2006-9, Class 1A29, 6.00%, 8/25/36		450	441,131
Series 2007-10, Class 1A21, 6.00%, 7/25/37		107	104,753
Series 2007-8, Class 2A9, 6.00%, 7/25/37		444	428,157
			21,295,378
Commercial Mortgage-Backed Securities — 12.1%
Banc of America Commercial Mortgage, Inc.:
Series 2006-4, Class AM, 5.68%, 7/10/46		250	235,410
Series 2007-1, Class A4, 5.45%, 1/15/49		1,380	1,464,682
Series 2007-2, Class A4, 5.82%, 4/10/49 (b)		750	791,720
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		800	860,049
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.27%, 12/10/49 (b)		1,370	1,491,642
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,093	960,234
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM, 5.97%, 6/10/46 (b)		1,750	1,664,775
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		705	616,614
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		924	907,906
Class B, 4.22%, 11/05/27		2,000	1,952,008
Class C, 4.86%, 11/05/27		740	713,248
Class D, 5.50%, 11/05/27		550	526,582
First Union National Bank Commercial Mortgage, Series 2001-C4, Class A2, 6.22%, 12/12/33		619	618,416
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2, 4.93%, 7/10/39		2,350	2,409,996
GS Mortgage Securities Corp. II, Series 2010-C2, Class C, 5.40%, 12/10/43 (a)(b)		900	775,200
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 3/10/39		2,435	2,572,614
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35		179	179,073
Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		2,327	2,398,118
Series 2004-CBX, Class A4, 4.53%, 1/12/37		1,740	1,739,574
Series 2006-CB14, Class AM, 5.64%, 12/12/44 (b)		330	306,905
Series 2006-CB16, Class AJ, 5.62%, 5/12/45		730	526,465

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C8, Class C, 4.93%, 12/15/39	USD	1,385	$1,349,415
Series 2007-C6, Class A4, 5.86%, 7/15/40		1,761	1,874,720
Series 2007-C7, Class A3, 5.87%, 9/15/45		1,460	1,561,270
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A3, 4.47%, 10/12/41 (b)		4,200	4,202,948
Morgan Stanley Capital I:
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		1,000	1,061,291
Series 2005-T17, Class A4, 4.52%, 12/13/41		2,231	2,233,871
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48		6,816	6,809,115
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		2,185	2,318,917
			45,122,778
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Morgan Stanley Reremic Trust, Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		354	352,670
Total Non-Agency Mortgage-Backed Securities — 17.9%			66,770,826

Other Interests (k)	Beneficial Interest (000)
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		2	191
Total Other Interests — 0.0%			191

Preferred Securities
Capital Trusts	Par (000)
Capital Markets — 0.2%
Credit Suisse Guernsey Ltd., 5.86% (b)(l)		1,004	868,460
State Street Capital Trust IV, 1.25%, 6/15/37 (b)		70	53,084
UBS Preferred Funding Trust V, 6.24% (b)(l)		80	72,000
			993,544
Commercial Banks — 0.5%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52% (a)(b)(l)		1,350	1,039,500
Barclays Bank Plc, 5.93% (a)(b)(l)		250	205,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		465	431,288
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		210	209,147
SunTrust Capital VIII, 6.10%, 12/15/66 (b)		55	53,350
Wachovia Capital Trust III, 5.57% (b)(l)		55	48,125
			1,986,410
Consumer Finance — 0.1%
Capital One Financial Corp., Capital V, 10.25%, 8/15/39		205	212,810
Insurance — 1.1%
The Allstate Corp., 6.50%, 5/15/67 (b)		1,950	1,784,250
American International Group, Inc., 8.18%, 5/15/68 (b)		115	114,172
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		90	110,700
Lincoln National Corp., 6.05%, 4/20/67 (b)		675	597,375
Swiss Re Capital I LP, 6.85% (a)(b)(l)		1,060	980,500
XL Group Plc, Series E, 6.50% (b)(l)		465	410,362
			3,997,359
Total Capital Trusts — 1.9%			7,190,123

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares		Value
Automobiles — 0.2%
General Motors Co., 4.75% (i)		17,800	$709,686
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88% (b)		8,824	230,358
Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(c)		12,033	102,281
Total Preferred Stocks — 0.3%			1,042,325
Total Preferred Securities — 2.2%			8,232,448

Taxable Municipal Bonds	Par (000)
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40	USD	950	1,075,828
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,275	1,513,399
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		625	827,000
New York City Municipal Water Finance Authority, RB:
Build America Bonds, 5.72%, 6/15/42		700	768,579
Second General Resolution, Series EE, 5.38%, 6/15/43		385	422,264
Second General Resolution, Series EE, 5.50%, 6/15/43		465	516,355
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550	609,268
5.60%, 3/15/40		950	1,096,765
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		385	441,557
University of California, RB, Build America Bonds, 5.95%, 5/15/45		445	468,109
Total Taxable Municipal Bonds — 2.1%			7,739,124

US Government Sponsored Agency Securities
Agency Obligations — 3.2%
Fannie Mae:
6.02%, 10/09/19 (e)(g)(m)		7,055	5,258,021
5.63%, 7/15/37 (n)		775	975,528
Federal Home Loan Bank (e):
5.25%, 12/09/22		675	820,164
5.37%, 9/09/24		1,075	1,331,221
Resolution Funding Corp. (m):
6.29%, 7/15/18		525	460,236
6.30%, 10/15/18		525	455,959
Tennessee Valley Authority, 5.25%, 9/15/39 (e)		2,355	2,767,405
			12,068,534
Collateralized Mortgage Obligations — 0.7%
Fannie Mae Mortgage-Backed Securities, Series 2005-5, Class PK, 5.00%, 12/25/34		860	926,795
Freddie Mac Mortgage-Backed Securities:
Series 2825, Class VP, 5.50%, 6/15/15		720	774,132
Series K013, Class A2, 3.97%, 1/25/21 (b)		940	1,006,606
			2,707,533
Federal Deposit Insurance Corporation Guaranteed — 0.1%
General Electric Capital Corp., 2.13%, 12/21/12		515	527,243

US Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations — 0.1%
Freddie Mac Mortgage-Backed Securities:
Series 2579, Class HI, 5.00%, 8/15/17	USD	389	$12,499
Series 2611, Class QI, 5.50%, 9/15/32		2,083	282,316
			294,815
Mortgage-Backed Securities — 15.0%
Fannie Mae Mortgage-Backed Securities:
3.50%, 9/13/41 (o)		500	503,613
4.00%, 9/13/26 – 9/13/41 (o)		20,200	21,003,360
4.50%, 9/13/41 (o)		18,900	19,968,292
5.00%, 9/19/26 – 9/13/41 (o)		3,900	4,200,813
5.50%, 9/19/26 – 9/13/41 (o)		5,900	6,446,219
6.00%, 8/01/29 – 4/01/35 (e)		2,020	2,263,918
Freddie Mac Mortgage-Backed Securities:
4.50%, 9/13/41 (o)		100	105,531
5.00%, 9/13/41 (o)		100	107,500
6.00%, 2/01/13 – 12/01/18 (e)		856	929,507
Ginnie Mae Mortgage-Backed Securities, 5.50%, 8/15/33 (e)		116	129,944
			55,658,697
Total US Government Sponsored Agency Securities — 19.1%			71,256,822

US Treasury Obligations
US Treasury Bonds:
8.13%, 8/15/21 (e)		1,550	2,379,250
6.25%, 8/15/23 (e)		5,720	7,907,008
3.50%, 2/15/39 (g)		330	325,669
4.25%, 5/15/39 (e)		6,045	6,786,456
4.38%, 5/15/40 (e)		6,375	7,295,422
4.75%, 2/15/41 (g)		1,630	1,982,487
4.38%, 5/15/41		27,090	31,047,578
3.75%, 8/15/41		600	617,250
US Treasury Notes:
0.63%, 1/31/13 (n)		200	201,289
0.50%, 8/15/14 (e)		1,040	1,045,606
2.50%, 4/30/15		965	1,034,359
1.00%, 8/31/16 (e)		11,325	11,350,708
2.25%, 7/31/18		2,495	2,613,707
2.63%, 8/15/20 (e)		1,105	1,158,783
3.13%, 5/15/21		1,370	1,483,888
2.13%, 8/15/21 (e)		15,508	15,377,112
Total US Treasury Obligations — 24.9%			92,606,572

Warrants (p)	Shares
Media — 0.0%
Cumulus Media, Inc. (Expires 3/26/19)		30,393	77,669
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		90	1
Total Warrants — 0.0%			77,670
Total Long-Term Investments (Cost — $555,171,581) — 152.9%			569,331,217

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	27

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares		Value
BlackRock Liquidity Funds, TempFund Institutional Class, 0.07% (q)(r)		4,711,687	$4,711,687
Total Short-Term Securities (Cost — $4,711,687) — 1.3%			4,711,687

Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 98.25, Expires 9/16/11		316	3,950
Strike Price USD 98.50, Expires 9/16/11		222	2,775
Strike Price USD 99.25, Expires 3/16/12		440	79,750
			86,475

	Notional Amount (000)
Over-the-Counter Call Options — 0.0%
SEK Call Option, Strike Price USD 6.37, Expires 9/15/11, Broker UBS AG	USD	2,950	45,135
USD Call Option:
Strike Price USD 82.00, Expires 11/11/11, Broker Deutsche Bank AG		1,850	4,255
Strike Price EUR 1.31, Expires 11/18/11, Broker UBS AG		1,980	8,276
			57,666
Over-the-Counter Call Swaptions — 0.9%
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker JPMorgan Chase Bank NA		5,000	159,030
Receive a fixed rate of 2.20% and pay a floating rate based on 3-month LIBOR, Expires 10/28/11, Broker Goldman Sachs Bank USA		1,800	12,806
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		600	57,599
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		9,300	221,868
Receive a fixed rate of 3.15% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		1,400	84,536
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,300	224,131
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		2,500	192,369
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		5,600	582,432
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		1,500	156,266
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Morgan Stanley & Co., Inc.		800	80,016
Receive a fixed rate of 3.81% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		1,500	131,100
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		2,000	181,423

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley Capital Services, Inc.	USD	600	$72,481
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		6,400	984,072
			3,140,129
Over-the-Counter Put Options — 0.1%
AUD Put Option:
Strike Price USD 0.90, Expires 11/11/11, Broker Royal Bank of Scotland Plc	AUD	350	3,732
Strike Price USD 0.92, Expires 11/18/11, Broker Goldman Sachs Bank USA	USD	1,975	6,833
Strike Price USD 0.92, Expires 11/18/11, Broker UBS AG		990	3,425
CAD Put Option:
Strike Price USD 1.07, Expires 11/10/11, Broker Royal Bank of Scotland Plc		500	690
Strike Price USD 1.07, Expires 11/18/11, Broker Goldman Sachs Bank USA		990	2,039
Strike Price USD 1.07, Expires 11/18/11, Broker UBS AG		495	1,020
EUR Put Option:
Strike Price GBP 0.84, Expires 10/13/11, Broker Deutsche Bank AG	EUR	600	1,207
Strike Price USD 1.41, Expires 11/16/11, Broker Deutsche Bank AG		11,735	261,794
Strike Price USD 1.31, Expires 11/18/11, Broker Goldman Sachs Bank USA	USD	3,960	16,553
GBP Put Option:
Strike Price USD 1.54, Expires 11/18/11, Broker Deutsche Bank AG		6,130	31,079
Strike Price USD 1.54, Expires 11/18/11, Broker Goldman Sachs Bank USA		2,965	15,033
Strike Price USD 1.54, Expires 11/18/11, Broker UBS AG		1,485	7,529
SEK Put Option, Strike Price USD 7.00, Expires 9/26/11, Broker Deutsche Bank AG		3,250	11
			350,945
Over-the-Counter Put Swaptions — 0.2%
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA		9,400	206
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		600	816
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		9,300	1,547
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		4,500	239
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,300	26,167
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		2,500	51,005
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		5,600	123,984
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		1,500	33,140

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Morgan Stanley & Co., Inc.	USD	800	$19,885
Pay a fixed rate of 3.81% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		1,500	47,556
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		2,000	64,335
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley Capital Services, Inc.		600	17,478
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Bank of America NA		6,300	64,073
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Morgan Stanley & Co., Inc.		7,500	56,846
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		6,400	184,187
			691,464
Total Options Purchased (Cost — $4,005,113) — 1.2%			4,326,679
Total Investments Before TBA Sale Commitments and Options Written (Cost — $563,888,381*) — 155.4%			578,369,583

TBA Sale Commitments (o)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 9/13/41		500	(503,613)
4.00%, 9/13/41		11,600	(12,020,500)
4.50%, 9/13/41		7,200	(7,606,968)
6.00%, 9/13/41		8,500	(9,408,438)
Ginnie Mae Mortgage-Backed Securities, 5.50%, 9/13/41		100	(111,547)
Total TBA Sale Commitments (Proceeds — $29,465,199) — (8.0)%			(29,651,066)

Options Written	Contracts
Exchange-Traded Put Options — (0.0)%
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 97.75, Expires 9/16/11		316	(1,975)
Strike Price USD 98.00, Expires 9/16/11		222	(2,775)
			(4,750)

	Notional Amount (000)
Over-the-Counter Call Options — (0.0)%
SEK Call Option, Strike Price USD 6.37, Expires 9/15/11, Broker Deutsche Bank AG	USD	2,950	(45,135)
Over-the-Counter Call Swaptions — (1.9)%
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America NA		2,300	(79,996)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank NA	USD	4,600	$(206,527)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		4,000	(725,452)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		1,200	(148,084)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		2,300	(119,392)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		9,300	(280,383)
Pay a fixed rate of 2.65% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		1,400	(44,800)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		1,400	(63,120)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,000	(115,840)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(853,910)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		7,000	(1,258,916)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,100	(1,114,067)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America NA		3,500	(588,395)
Pay a floating rate based on 3-month LIBOR and receive a fixed rate of 5.09%, Expires 2/10/14, Broker Goldman Sachs Bank USA		3,800	(641,650)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		6,000	(385,286)
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		2,100	(140,010)
Pay a fixed rate of 4.84% and receive a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,500	(339,199)
			(7,105,027)
Over-the-Counter Put Options — (0.1)%
EUR Put Option, Strike Price USD 1.36, Expires 11/16/11, Broker Deutsche Bank AG		11,735	(135,702)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 2.05% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker JPMorgan Chase Bank NA		3,400	(796)
Receive a fixed rate of 2.05% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Citibank NA		2,500	(586)
Receive a fixed rate of 1.15% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America NA		5,900	(796)
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America NA		2,300	(1,597)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	29

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank NA	USD	4,600	$(1,755)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		4,000	(372)
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		1,200	(886)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		2,300	(1,799)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		9,300	(1,293)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,000	(12,948)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(36,654)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		7,000	(52,459)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,100	(50,861)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America NA		3,500	(59,068)
Receive a fixed rate of 5.09% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		3,800	(63,714)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		6,000	(95,738)
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		2,100	(32,147)
Receive a fixed rate of 4.84% and pay a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,500	(75,040)
			(488,509)
Total Options Written (Premiums Received — $5,259,483) — (2.1)%			(7,779,123)
Total Investments, Net of TBA Sale
Commitments and Options Written — 145.3%			540,939,394
Liabilities in Excess of Other Assets — (45.3)%			(168,643,937)
Net Assets — 100.0%			$372,295,457

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$564,196,843
Gross unrealized appreciation	$26,132,879
Gross unrealized depreciation	(11,960,139)
Net unrealized appreciation	$14,172,740

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	All or a portion of security has been pledged as collateral in connection with swaps.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Convertible security.

(j)	Issuer filed for bankruptcy and/or is in default of interest payments.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(n)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(o)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	$(845,219)	$1,469
Citigroup Global Markets, Inc.	$845,219	$(119,859)
Credit Suisse Securities (USA) LLC	$107,500	$6,500
Deutsche Bank Securities, Inc.	$11,578,277	$108,098
Goldman Sachs & Co.	$8,976,844	$56,375
JPMorgan Securities, Inc.	$1,267,828	$(8,109)
Morgan Stanley & Co., Inc.	$—	$(195,594)
UBS Securities	$753,813	$(1,094)

(p)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(q)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	506,274	4,205,413	4,711,687	$4,395

(r)	Represents the current yield as of report date.

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of August 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Barclays Capital, Inc.	0.04%	4/27/11	Open	$7,222,511	$7,221,500
Barclays Capital, Inc.	0.07%	4/27/11	Open	5,053,363	5,052,125
Barclays Capital, Inc.	0.05%	5/03/11	Open	2,120,353	2,120,000
Barclays Capital, Inc.	0.35%	5/03/11	Open	1,862,639	1,860,468
Barclays Capital, Inc.	0.45%	5/03/11	Open	2,245,266	2,241,875
Deutsche Bank, NA	0.38%	5/04/11	Open	2,789,629	2,786,100
Credit Suisse	0.40%	5/05/11	Open	3,096,844	3,092,755
Securities (USA) LLC
UBS Securities LLC	0.35%	5/05/11	Open	3,420,391	3,416,438
Deutsche Bank NA	0.38%	5/06/11	Open	4,145,157	4,140,000
BOA Merrill Lynch	0.05%	5/06/11	Open	10,511,379	10,509,657
UBS Securities LLC	0.38%	5/06/11	Open	1,859,238	1,856,925
UBS Securities LLC	0.38%	5/06/11	Open	2,329,009	2,326,112
UBS Securities LLC	0.40%	5/06/11	Open	2,124,532	2,121,750
Deutsche Bank NA	0.38%	5/09/11	Open	9,172,095	9,160,975
Credit Suisse	0.40%	5/18/11	Open	1,058,776	1,057,531
Securities (USA) LLC
Barclays Capital, Inc.	0.35%	5/31/11	Open	1,440,782	1,439,480
BNP Paribas	0.20%	6/01/11	Open	1,086,218	1,085,663
Securities Corp.
UBS Securities LLC	0.35%	6/01/11	Open	1,446,893	1,445,600
Credit Suisse	0.35%	6/02/11	Open	1,841,503	1,839,875
Securities (USA) LLC
Deutsche Bank NA	0.38%	6/10/11	Open	2,236,458	2,234,500
Credit Suisse	0.09%	6/27/11	Open	2,526,155	2,525,738
Securities (USA) LLC
BOA Merrill Lynch	0.06%	6/27/11	Open	791,525	791,438
Deutsche Bank NA	0.35%	7/18/11	Open	11,732,131	11,727,000
Deutsche Bank NA	0.35%	7/19/11	Open	6,454,625	6,451,865
Deutsche Bank NA	(3.00)%	8/02/11	Open	347,429	348,300
BNP Paribas	0.18%	8/10/11	9/13/11	3,216,671	3,216,317
Securities Corp.
Credit Suisse	(0.45)%	8/26/11	9/15/11	4,968,377	4,968,750
Securities (USA) LLC
BOA Merrill Lynch	(0.66)%	8/29/11	9/15/11	5,924,674	5,925,000
Barclays Capital, Inc.	0.04%	8/31/11	9/01/11	1,046,501	1,046,500
BNP Paribas	0.08%	8/31/11	9/01/11	30,485,068	30,485,000
Securities Corp.
Credit Suisse	0.04%	8/31/11	Open	2,375,377	2,375,375
Securities (USA) LLC
Deutsche Bank NA	0.07%	8/31/11	9/01/11	11,367,491	11,367,469
BOA Merrill Lynch	(0.10)%	8/31/11	11/15/11	4,062,697	4,062,708
Total				$152,361,757	$152,300,789

	[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts purchased as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
3	German Euro- Bund Future	Eurex	September 2011	$575,709	$7,207
2	USD Index Currency	Intercontinental Exchange	September 2011	$149,798	(1,452)
34	2-Year US Treasury Note	Chicago Board of Trade	December 2011	$7,497,135	(135)
297	30-Year US	Chicago	December	$40,791,713	(390,432)
	Treasury Bond	Board of Trade	2011
Total					$(384,812)

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
59	90-Day Euro Dollar	Chicago Mercantile	December 2011	$14,681,988	$6,475
21	5-Year US Treasury Note	Chicago Board of Trade	December 2011	$2,573,284	(200)
301	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$38,761,389	(77,017)
38	Ultra Long US	Chicago	December	$5,437,890	(2,047)
	Treasury Bond	Board of Trade	2011
Total					$(72,789)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	250,000	SEK	1,582,820	Citibank NA	9/22/11	$676
JPY	191,323,200	USD	2,400,000	Goldman Sachs Capital Markets LP	9/27/11	99,189
USD	2,426,972	JPY	195,541,150	Royal Bank of Scotland Plc	9/27/11	(127,314)
SEK	5,264,663	USD	795,000	Citibank NA	9/28/11	34,010
USD	795,000	SEK	5,070,731	Citibank NA	9/28/11	(3,472)
CHF	160,706	USD	200,000	Royal Bank of Scotland Plc	9/30/11	(408)
USD	100,000	EUR	69,426	Deutsche Bank AG	9/30/11	308
USD	8,550,254	EUR	5,963,500	Citibank NA	10/26/11	(10,441)
USD	285,610	EUR	200,000	UBS AG	10/26/11	(1,493)
CNY	5,940,000	USD	935,802	Goldman Sachs Capital Markets LP	11/15/11	(2,113)
CNY	5,940,000	USD	940,245	Goldman Sachs	2/15/12	(2,564)
				Capital Markets LP
Total						$(13,622)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	31

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$1,400	$247,415
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$1,400	354,763
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$1,400	841,809
News America, Inc.	1.00%	JPMorgan Chase Bank & Co.	9/20/16	$400	(2,968)
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	$1,800	36,647
Total					$1,477,666

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A	$1,150	$(941)
Lincoln National Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	A–	$205	2,547
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A–	$730	8,497
Lincoln National Corp.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	A–	$170	1,982
MetLife, Inc.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	A–	$900	8,997
Prudential Financial, Inc.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	A	$260	2,778
Total						$23,860

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Series 15	5.00%	Credit Suisse Securities (USA) LLC	12/20/15	$5,000	$293,943
Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley & Co., Inc.	12/20/15	$990	10,236
Dow Jones CDX North America Investment Grade Series 16	1.00%	Credit Suisse Securities (USA) LLC	6/20/16	$775	(3,176)
Dow Jones CDX North America Investment Grade Series 16	1.00%	JPMorgan Chase Bank & Co.	6/20/16	$2,325	(8,477)
Total					$292,526

•	Interest rate swaps outstanding as of August 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.65%(a)	3-month LIBOR	Barclays Bank Plc	7/22/13	$5,700	$(17,779)
0.45%(a)	3-month LIBOR	BNP Paribas	8/18/13	$21,700	16,173
2.27%(b)	3-month LIBOR	Morgan Stanley & Co., Inc.	8/13/16	$2,300	4,462
2.20%(b)	3-month LIBOR	Bank of America NA	8/15/16	$2,500	1,492
1.28%(b)	3-month LIBOR	Citibank NA	8/31/16	$600	738
1.81%(b)	3-month LIBOR	Citibank NA	8/31/18	$3,700	(3,455)
4.22%(b)	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/04/21	$3,200	418,520
3.27%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	$910	(74,218)
3.86%(b)	3-month LIBOR	JPMorgan Chase Bank NA	5/23/21	$10,700	1,013,813
2.57%(b)	3-month LIBOR	Deutsche Bank AG	8/08/21	$500	8,456
2.56%(a)	3-month LIBOR	UBS AG	8/10/21	$1,000	(15,738)
2.35%(b)	3-month LIBOR	Deutsche Bank AG	8/12/21	$1,800	(5,773)
2.36%(b)	3-month LIBOR	Deutsche Bank AG	9/01/21	$1,000	(3,313)
2.36%(a)	3-month LIBOR	UBS AG	9/02/21	$800	—
2.37%(b)	3-month LIBOR	Citibank NA	9/02/21	$1,400	—
2.37%(a)	3-month LIBOR	Credit Suisse Securities (USA) LLC	9/02/21	$1,600	—
2.38%(b)	3-month LIBOR	Credit Suisse Securities (USA) LLC	9/02/21	$1,800	—
2.38%(a)	3-month LIBOR	UBS AG	9/02/21	$5,100	—
Total					$1,343,378

(a)	Pays a fixed interest rate and receives floating rate.

(b)	Pays a floating interest rate and receives fixed rate.

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$17,132,378	$6,120,404	$23,252,782
Common Stocks	—	1	—	1
Corporate Bonds	—	290,947,268	5,241,393	296,188,661
Foreign Agency Obligations	—	3,206,120	—	3,206,120
Non-Agency Mortgage-Backed Securities	—	64,809,868	1,960,958	66,770,826
Other Interests	—	—	191	191
Preferred Securities	$940,044	7,190,123	102,281	8,232,448
Taxable Municipal Bonds	—	7,739,124	—	7,739,124
US Government Sponsored Agency Securities	—	71,256,822	—	71,256,822
US Treasury Obligations	—	92,606,572	—	92,606,572
Warrants	—	—	77,670	77,670
Short-Term Securities	4,711,687	—	—	4,711,687
Liabilities:
TBA Sale Commitments	—	(29,651,066)	—	(29,651,066)
Total	$5,651,731	$525,237,210	$13,502,897	$544,391,838

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,809,614	—	$1,809,614
Foreign currency exchange contracts	—	542,794	—	542,794
Interest rate contracts	$100,157	5,295,247	—	5,395,404
Liabilities:
Credit contracts	—	(14,621)	$(941)	(15,562)
Foreign currency exchange contracts	—	(328,642)	—	(328,642)
Interest rate contracts	(476,033)	(7,713,812)	—	(8,189,845)
Total	$(375,876)	$(409,420)	$(941)	$(786,237)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	33

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	Warrants	Total
Assets:
Balance, as of August 31, 2010	$5,104,409	$11,492	$3,029,472	$2,310,902	$381	$56,838	—	$10,513,494
Accrued discounts/premiums	(388,211)	—	4,614	18,670	—	—	—	(364,927)
Net realized gain (loss)	(413,280)	(294,917)	—	34,610	—	113,247	—	(560,340)
Net change in unrealized appreciation/depreciation[2]	1,624,010	315,473	197,452	(28,887)	(190)	90,742	$77,669	2,276,269
Purchases	4,836,673	—	2,009,855	2,240,584	—	—	1	9,087,113
Sales	(3,783,326)	(32,048)	—	(1,919,020)	—	(158,546)	—	(5,892,940)
Transfers in3	—	—	—	—	—	—	—	—
Transfers out[3]	(859,871)	—	—	(695,901)	—	—	—	(1,555,772)
Balance, as of August 31, 2011	$6,120,404	—	$5,241,393	$1,960,958	$191	$102,281	$77,670	$13,502,897

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $597,233.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Liabilities:
Balance, as of August 31, 2010	—
Accrued discounts/premiums	$613
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(941)
Purchases	—
Issuances[5]	(6,086)
Sales	—
Settlements[6]	5,473
Transfers in7	—
Transfers out[7]	—
Balance, as of August 31, 2011	$(941)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at August 31, 2011 was $(941).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Capital Markets — 0.1%
E*Trade Financial Corp. (a)		43,000	$531,480
Chemicals — 0.0%
Wellman Holdings, Inc.		421	1,368
Wellman, Inc. (acquired 1/30/09, cost $485) (b)		2,078	6,754
			8,122
Communications Equipment — 0.5%
Loral Space & Communications Ltd. (a)		31,026	1,755,761
Diversified Financial Services — 0.8%
Kcad Holdings I Ltd.		276,025,205	3,115,496
Electrical Equipment — 0.0%
Medis Technologies Ltd.		109,685	1,206
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)		1,854	4,635
Media — 1.4%
Belo Corp., Class A		69,821	380,525
Charter Communications, Inc. (a)		98,748	4,925,550
Clear Channel Outdoor Holdings, Inc., Class A (a)		14,202	162,613
			5,468,688
Metals & Mining — 0.1%
African Minerals Ltd. (a)		65,551	545,346
Oil, Gas & Consumable Fuels — 0.2%
Marathon Petroleum Corp.		15,650	579,989
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)		181,600	370,877
Ainsworth Lumber Co. Ltd. (a)(c)		208,741	426,307
Western Forest Products, Inc. (a)		74,889	50,471
Western Forest Products, Inc. (a)(c)		74,936	50,503
			898,158
Semiconductors & Semiconductor Equipment — 0.4%
Spansion, Inc., Class A (a)		94,583	1,419,691
SunPower Corp., Class B (a)		200	2,370
			1,422,061
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)		737	4
HMH Holdings/EduMedia (a)		133,690	267,380
			267,384
Total Common Stocks — 3.8%			14,598,326

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc. (c):
6.88%, 3/15/18	USD	520	488,800
7.13%, 3/15/21		580	545,200
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,114	1,144,635
			2,178,635
Air Freight & Logistics — 0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		1,007	1,047,257
Series 2, 12.38%, 8/16/15		1,017	1,057,928
			2,105,185

Corporate Bonds		Par (000)	Value
Airlines — 2.9%
Air Canada, 9.25%, 8/01/15 (c)	USD	1,330	$1,276,800
American Airlines, Inc.:
10.50%, 10/15/12		1,400	1,443,750
7.50%, 3/15/16 (c)		200	181,000
Series 2001-2, 7.86%, 4/01/13		490	490,000
Series 2011-1-B, 7.00%, 1/31/18 (c)		596	512,594
Continental Airlines, Inc.:
6.75%, 9/15/15 (c)		900	877,500
Series 1997-4-B, 6.90%, 7/02/18		71	69,666
Series 2010-1-B, 6.00%, 1/12/19		700	647,500
Delta Air Lines, Inc.:
Series 2010-1-B, 6.38%, 7/02/17		800	720,000
Series B, 9.75%, 12/17/16		1,044	1,069,711
US Airways Pass-Through Trust, 10.88%, 10/22/14		1,020	994,500
United Air Lines, Inc., 12.75%, 7/15/12		2,838	2,965,931
			11,248,952
Auto Components — 2.1%
Allison Transmission, Inc., 11.00%, 11/01/15 (c)		350	368,375
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (c)		310	288,300
Delphi Corp., 6.13%, 5/15/21 (c)		260	250,900
Ford Motor Co., 7.45%, 7/16/31		1,100	1,206,010
Icahn Enterprises LP, 8.00%, 1/15/18		4,815	4,863,150
International Automotive Components Group, SL, 9.13%, 6/01/18 (c)		390	383,175
Titan International, Inc., 7.88%, 10/01/17		685	719,250
			8,079,160
Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		394	407,790
Crown European Holdings SA, 7.13%, 8/15/18 (c)	EUR	365	505,972
			913,762
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (c)	USD	496	504,495
Building Products — 1.3%
Building Materials Corp. of America (c):
7.00%, 2/15/20		670	670,000
6.75%, 5/01/21		1,860	1,780,950
Griffon Corp., 7.13%, 4/01/18		630	595,350
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		710	702,900
9.00%, 1/15/21		1,465	1,252,575
			5,001,775
Capital Markets — 1.0%
American Capital Ltd., 7.96%, 12/31/13 (d)		740	734,805
E*Trade Financial Corp. (c):
12.50%, 11/30/17 (e)		1,300	1,495,000
3.44%, 8/31/19 (f)(g)		356	425,420
KKR Group Finance Co., 6.38%, 9/29/20 (c)		970	1,032,036
			3,687,261
Chemicals — 3.7%
American Pacific Corp., 9.00%, 2/01/15		1,300	1,277,250
American Rock Salt Co. LLC, 8.25%, 5/01/18 (c)		203	188,283
Celanese US Holdings LLC, 5.88%, 6/15/21		1,450	1,453,625
Chemtura Corp., 7.88%, 9/01/18		555	570,262
Hexion US Finance Corp.:
8.88%, 2/01/18		715	668,525
9.00%, 11/15/20		460	401,350
Huntsman International LLC:
6.88%, 11/15/13 (c)	EUR	415	590,186
8.63%, 3/15/21	USD	250	260,938
Ineos Finance Plc, 9.00%, 5/15/15 (c)		625	632,812
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	857	1,163,372

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	35

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Kraton Polymers LLC, 6.75%, 3/01/19	USD	185	$177,600
Lyondell Chemical Co., 11.00%, 5/01/18		1,780	1,986,925
Nexeo Solutions LLC, 8.38%, 3/01/18 (c)		275	283,938
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (c)		859	850,410
Omnova Solutions, Inc., 7.88%, 11/01/18		810	710,775
PolyOne Corp., 7.38%, 9/15/20		320	329,600
TPC Group LLC, 8.25%, 10/01/17 (c)		495	507,375
Wellman Holdings, Inc., Subordinate Note (g):
(Second Lien), 10.00%, 1/29/19		1,385	1,925,150
(Third Lien), 5.00%, 1/29/19 (e)		477	338,873
			14,317,249
Commercial Banks — 2.5%
CIT Group, Inc.:
7.00%, 5/01/15		680	676,600
7.00%, 5/01/16		4,358	4,336,020
7.00%, 5/01/17		4,026	3,975,608
7.00%, 5/02/17 (c)		630	622,125
Glitnir Banki HF, 6.38%, 9/25/12 (a)(c)(h)		1,005	—
			9,610,353
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., 10.63%, 3/15/15		1,115	1,219,531
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (c)		263	253,556
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		800	789,424
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)		780	735,150
Casella Waste Systems, Inc., 7.75%, 2/15/19 (c)		969	932,662
Clean Harbors, Inc., 7.63%, 8/15/16		540	571,050
Mobile Mini, Inc., 7.88%, 12/01/20		545	530,013
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (c)		870	935,250
8.25%, 2/01/21		1,287	1,200,127
WCA Waste Corp., 7.50%, 6/15/19 (c)		490	490,000
West Corp., 8.63%, 10/01/18		205	199,875
			7,856,638
Communications Equipment — 0.8%
Avaya, Inc.:
9.75%, 11/01/15		720	612,000
10.13%, 11/01/15 (e)		960	829,200
7.00%, 4/01/19 (c)		770	693,000
EH Holding Corp. (c):
6.50%, 6/15/19		550	550,000
7.63%, 6/15/21		400	398,000
			3,082,200
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	150	201,469
Boart Longyear Management Ltd., 7.00%, 4/01/21 (c)	USD	275	272,938
			474,407
Construction Materials — 0.3%
Calcipar SA, 6.88%, 5/01/18 (c)		495	469,013
Xefin Lux SCA, 8.00%, 6/01/18 (c)	EUR	376	496,914
			965,927
Consumer Finance — 1.2%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	1,010	1,022,625
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (i)		310	310,006
7.80%, 6/01/12		300	309,007
7.00%, 4/15/15		2,690	2,871,575
6.63%, 8/15/17		193	202,051
			4,715,264

Corporate Bonds		Par (000)	Value
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (c)	EUR	710	$956,171
Berry Plastics Corp., 8.25%, 11/15/15	USD	205	211,150
GCL Holdings SCA, 9.38%, 4/15/18 (c)	EUR	394	495,234
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	550	577,500
OI European Group BV, 6.88%, 3/31/17	EUR	233	317,969
Pregis Corp., 12.38%, 10/15/13	USD	605	556,600
Rock-Tenn Co., 9.25%, 3/15/16		80	84,000
Smurfit Kappa Acquisitions (c):
7.25%, 11/15/17	EUR	735	1,013,595
7.75%, 11/15/19		418	573,437
			4,785,656
Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	4,425	4,624,125
Diversified Financial Services — 5.9%
Ally Financial, Inc.:
7.50%, 12/31/13		460	473,800
8.30%, 2/12/15		930	976,500
6.25%, 12/01/17		760	731,056
8.00%, 3/15/20		500	505,000
7.50%, 9/15/20		1,000	982,500
8.00%, 11/01/31		2,115	2,067,412
8.00%, 11/01/31		1,310	1,260,130
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		665	693,262
Boparan Holdings Ltd. (c):
9.75%, 4/30/18	EUR	155	171,468
9.88%, 4/30/18	GBP	210	276,123
FCE Bank Plc:
7.13%, 1/15/13	EUR	1,300	1,872,120
4.75%, 1/19/15		543	709,818
General Motors Financial Co., Inc., 6.75%, 6/01/18 (c)	USD	730	726,350
KION Finance SA, 7.88%, 4/15/18 (c)	EUR	240	286,151
Lehman Brothers Holdings, Inc. (a)(h):
5.38%, 10/17/12		200	68,952
5.75%, 5/17/13	USD	915	227,606
4.75%, 1/16/14	EUR	1,130	385,521
1.00%, 2/05/14		2,350	793,308
8.80%, 3/01/15	USD	255	64,388
Leucadia National Corp., 8.13%, 9/15/15		1,780	1,911,275
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (c)		948	969,330
Reynolds Group Issuer, Inc. (c):
8.75%, 10/15/16 (j)	EUR	550	766,373
8.75%, 10/15/16		660	919,648
7.13%, 4/15/19	USD	365	345,838
9.00%, 4/15/19		400	360,000
7.88%, 8/15/19		1,585	1,569,150
9.88%, 8/15/19		665	625,100
8.25%, 2/15/21		1,100	926,750
WMG Acquisition Corp. (c):
9.50%, 6/15/16		180	183,600
11.50%, 10/01/18		865	787,150
			22,635,679
Diversified Telecommunication Services — 4.5%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,530	1,315,800
GCI, Inc., 6.75%, 6/01/21		424	417,640
ITC Deltacom, Inc., 10.50%, 4/01/16		420	430,500
Level 3 Escrow, Inc., 8.13%, 7/01/19 (c)		3,989	3,789,550
Level 3 Financing, Inc.:
9.25%, 11/01/14		123	124,538
8.75%, 2/15/17		830	813,400

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
Qwest Communications International, Inc.:
7.50%, 2/15/14	USD	3,955	$4,004,437
8.00%, 10/01/15		940	1,003,450
Series B, 7.50%, 2/15/14		2,590	2,622,375
Qwest Corp., 7.63%, 6/15/15		850	945,625
Windstream Corp.:
8.13%, 8/01/13		510	541,875
7.88%, 11/01/17		1,210	1,272,012
			17,281,202
Electric Utilities — 0.5%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,700	2,087,954
Electronic Equipment, Instruments & Components — 0.6%
CDW LLC:
11.00%, 10/12/15	USD	16	16,320
11.50%, 10/12/15 (e)		980	999,600
8.00%, 12/15/18 (c)		620	613,800
Elster Finance BV, 6.25%, 4/15/18 (c)	EUR	165	218,057
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	350	394,625
			2,242,402
Energy Equipment & Services — 1.6%
Antero Resources Finance Corp., 7.25%, 8/01/19 (c)		245	238,263
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		365	354,050
Compagnie Générale de Géophysique-Veritas, 7.75%, 5/15/17		365	366,825
Exterran Holdings, Inc., 7.25%, 12/01/18 (c)		655	635,350
Frac Tech Services LLC, 7.13%, 11/15/18 (c)		1,685	1,743,975
Key Energy Services, Inc., 6.75%, 3/01/21		665	651,700
MEG Energy Corp., 6.50%, 3/15/21 (c)		860	860,000
Oil States International, Inc., 6.50%, 6/01/19 (c)		470	470,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (c)		325	319,312
Thermon Industries, Inc., 9.50%, 5/01/17		553	580,650
			6,220,125
Food Products — 0.5%
Darling International, Inc., 8.50%, 12/15/18		360	389,700
Del Monte Foods Co., 7.63%, 2/15/19 (c)(k)		830	823,775
JBS USA LLC, 7.25%, 6/01/21 (c)		130	118,138
Reddy Ice Corp., 11.25%, 3/15/15		650	589,875
			1,921,488
Health Care Equipment & Supplies — 1.4%
DJO Finance LLC:
10.88%, 11/15/14		3,425	3,540,594
7.75%, 4/15/18 (c)		155	144,150
ExamWorks Group, Inc., 9.00%, 7/15/19 (c)		416	392,080
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (c)		800	892,000
Teleflex, Inc., 6.88%, 6/01/19		435	431,737
			5,400,561
Health Care Providers & Services — 5.8%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		615	611,925
ConvaTec Healthcare E SA (c):
7.38%, 12/15/17	EUR	800	1,034,281
10.50%, 12/15/18	USD	310	282,100
Crown Newco 3 Plc, 7.00%, 2/15/18 (c)	GBP	547	799,155
HCA, Inc.:
8.50%, 4/15/19	USD	455	495,950
6.50%, 2/15/20		1,820	1,840,475
7.25%, 9/15/20		4,305	4,423,387
7.50%, 2/15/22		1,890	1,871,100
IASIS Healthcare LLC, 8.38%, 5/15/19 (c)		1,120	980,000
INC Research LLC, 11.50%, 7/15/19 (c)		605	559,625

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
inVentiv Health, Inc, 10.00%, 8/15/18 (c)	USD	645	$582,113
Omnicare, Inc.:
6.13%, 6/01/13		19	19,190
6.88%, 12/15/15		131	133,620
7.75%, 6/01/20		930	948,600
Symbion, Inc., 8.00%, 6/15/16 (c)		510	474,300
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,807	1,915,420
10.00%, 5/01/18		807	887,700
8.88%, 7/01/19		4,400	4,664,000
			22,522,941
Health Care Technology — 1.3%
IMS Health, Inc., 12.50%, 3/01/18 (c)		3,550	4,082,500
MedAssets, Inc., 8.00%, 11/15/18 (c)		780	752,700
			4,835,200
Hotels, Restaurants & Leisure — 1.4%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		300	323,250
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	79	98,731
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,770	1,716,900
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)		260	221,650
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	477	588,479
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (c)	USD	433	359,390
MGM Resorts International:
10.38%, 5/15/14		395	433,512
11.13%, 11/15/17		1,220	1,360,300
Travelport LLC:
4.88%, 9/01/14 (i)		245	186,812
9.88%, 9/01/14		55	46,887
9.00%, 3/01/16		180	144,450
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)		475	48
			5,480,409
Household Durables — 2.5%
American Standard Americas, 10.75%, 1/15/16 (c)		600	486,000
Ashton Woods USA LLC, 0.00%, 6/30/15 (c)(j)		1,300	932,750
Beazer Homes USA, Inc.:
8.13%, 6/15/16		470	331,350
12.00%, 10/15/17		1,960	1,989,400
9.13%, 6/15/18		680	471,750
Ideal Standard International, 11.75%, 5/01/18 (c)	EUR	115	127,202
Jarden Corp., 7.50%, 1/15/20		447	606,800
Ryland Group, Inc., 6.63%, 5/01/20	USD	890	765,400
Standard Pacific Corp.:
10.75%, 9/15/16		2,210	2,187,900
8.38%, 5/15/18		385	337,837
8.38%, 1/15/21		870	748,200
United Rentals North America, Inc., 8.38%, 9/15/20		640	584,000
			9,568,589
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (c)	EUR	220	282,847
IT Services — 1.9%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (c)	USD	1,070	984,400
First Data Corp. (c):
7.38%, 6/15/19		1,290	1,212,600
8.88%, 8/15/20		795	787,050
12.63%, 1/15/21		2,965	2,801,925
SunGard Data Systems, Inc.:
7.38%, 11/15/18		870	828,675
7.63%, 11/15/20		880	840,400
			7,455,050

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	37

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Independent Power Producers & Energy Traders — 2.8%
AES Corp., 7.38%, 7/01/21 (c)	USD	1,265	$1,277,650
Calpine Corp. (c):
7.50%, 2/15/21		290	292,900
7.88%, 1/15/23		950	969,000
Energy Future Holdings Corp., 10.00%, 1/15/20		4,955	4,974,181
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		253	255,244
NRG Energy, Inc., 7.63%, 1/15/18 (c)		3,215	3,182,850
			10,951,825
Industrial Conglomerates — 2.6%
Alba Group Plc & Co., KG, 8.00%, 5/15/18 (c)	EUR	107	149,863
Sequa Corp. (c):
11.75%, 12/01/15	USD	3,550	3,692,000
13.50%, 12/01/15		5,797	6,144,584
			9,986,447
Insurance — 1.3%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (c)		2,500	2,562,500
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)		543	564,720
Genworth Financial, Inc., 7.63%, 9/24/21		630	559,143
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		375	360,000
USI Holdings Corp., 4.16%, 11/15/14 (c)(i)		1,000	895,000
			4,941,363
Machinery — 1.4%
AGY Holding Corp., 11.00%, 11/15/14		1,640	1,437,050
Navistar International Corp.:
3.00%, 10/15/14 (g)		2,930	3,233,987
8.25%, 11/01/21		200	207,000
Oshkosh Corp., 8.25%, 3/01/17		40	41,100
SPX Corp., 6.88%, 9/01/17		260	271,050
			5,190,187
Media — 14.7%
AMC Entertainment, Inc., 9.75%, 12/01/20		260	250,900
AMC Networks, Inc., 7.75%, 7/15/21 (c)		330	341,550
Affinion Group, Inc., 7.88%, 12/15/18		1,200	1,062,000
CCH II LLC, 13.50%, 11/30/16		4,549	5,254,132
CCO Holdings LLC:
7.25%, 10/30/17		80	82,500
7.88%, 4/30/18		160	166,400
6.50%, 4/30/21		1,164	1,137,810
CMP Susquehanna Corp., 3.52%, 5/15/14		236	224,200
CSC Holdings, Inc., 8.50%, 4/15/14		580	627,850
Catalina Marketing Corp., 10.50%, 10/01/15 (c)(e)		885	885,000
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), 10.50%, 1/15/15 (c)		945	727,650
Checkout Holding Corp., 10.97%, 11/15/15 (c)(f)		995	587,050
Citadel Broadcasting Corp., 7.75%, 12/15/18 (c)		570	614,175
Clear Channel Communications, Inc., 9.00%, 3/01/21		805	648,025
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		2,246	2,380,760
Series B, 9.25%, 12/15/17		8,250	8,827,500
Cox Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		1,008	1,040,123
Loan Close 3, 12.00%, 8/15/18		1,152	1,189,160
Shares Loan, 12.00%, 8/15/18		1,188	1,226,441
Cumulus Media, Inc., 7.75%, 5/01/19 (c)		190	166,725
DISH DBS Corp.:
7.00%, 10/01/13		140	146,825
6.75%, 6/01/21 (c)		830	836,225
Gray Television, Inc., 10.50%, 6/29/15		1,420	1,370,300
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (i)		510	379,950
9.50%, 5/15/15		460	374,900

Corporate Bonds		Par (000)	Value
Media (concluded)
Intelsat Luxembourg SA:
11.25%, 6/15/16	USD	1,610	$1,682,450
11.25%, 2/04/17		500	485,000
11.50%, 2/04/17 (e)		570	553,613
11.50%, 2/04/17 (c)(e)		1,370	1,330,612
Interactive Data Corp., 10.25%, 8/01/18		1,525	1,616,500
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		500	575,000
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (c)	EUR	988	1,390,878
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (c)		505	710,273
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)	USD	1,130	1,087,625
Musketeer GmbH, 9.50%, 3/15/21 (c)	EUR	625	897,813
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	USD	825	833,250
Nielsen Finance LLC:
11.63%, 2/01/14		91	103,058
7.75%, 10/15/18		3,340	3,448,550
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (c)	GBP	308	457,478
ProQuest LLC, 9.00%, 10/15/18 (c)	USD	745	730,100
Regal Entertainment Group, 9.13%, 8/15/18		585	590,850
UPC Holding BV, 9.88%, 4/15/18 (c)		800	836,000
UPCB Finance II Ltd., 6.38%, 7/01/20 (c)	EUR	1,218	1,557,196
Unitymedia GmbH, 9.63%, 12/01/19 (c)		1,080	1,563,057
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH) (c):
8.13%, 12/01/17		662	955,718
8.13%, 12/01/17	USD	935	953,700
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	877	1,473,461
Ziggo Bond Co. BV, 8.00%, 5/15/18 (c)	EUR	583	820,730
Ziggo Finance BV, 6.13%, 11/15/17 (c)		1,185	1,659,697
			56,860,760
Metals & Mining — 4.2%
Drummond Co., Inc.:
9.00%, 10/15/14 (c)	USD	370	378,325
7.38%, 2/15/16		300	304,500
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (c)		1,830	1,825,425
Goldcorp, Inc., 2.00%, 8/01/14 (g)		1,575	2,073,094
JMC Steel Group, 8.25%, 3/15/18 (c)		300	293,250
James River Escrow, Inc., 7.88%, 4/01/19 (c)		315	285,075
New World Resources NV, 7.88%, 5/01/18	EUR	990	1,358,140
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (g)	USD	2,170	3,151,925
Novelis, Inc., 8.75%, 12/15/20		5,230	5,504,575
Taseko Mines Ltd., 7.75%, 4/15/19		470	445,325
Vedanta Resources Plc, 8.25%, 6/07/21 (c)		415	396,325
Vulcan Materials Co., 7.50%, 6/15/21		238	234,409
			16,250,368
Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (e)		6,421	7,111,257
Oil, Gas & Consumable Fuels — 9.7%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		470	459,425
6.25%, 6/01/21		1,485	1,453,444
Arch Coal, Inc.:
7.25%, 10/01/20		500	492,500
7.25%, 6/15/21 (c)		1,270	1,250,950
Berry Petroleum Co., 8.25%, 11/01/16		750	774,375
Bill Barrett Corp., 9.88%, 7/15/16		70	76,825
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		190	193,800
Chesapeake Energy Corp.:
6.63%, 8/15/20		1,408	1,471,360
6.13%, 2/15/21		810	822,150
2.25%, 12/15/38 (g)		1,200	1,068,000

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)	USD	392	$415,520
Concho Resources, Inc., 7.00%, 1/15/21		610	625,250
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (c)		505	409,050
Consol Energy, Inc., 8.25%, 4/01/20		2,895	3,112,125
Continental Resources, Inc., 7.13%, 4/01/21		545	561,350
Copano Energy LLC, 7.13%, 4/01/21		495	492,525
Crosstex Energy LP, 8.88%, 2/15/18		265	274,275
Denbury Resources, Inc.:
8.25%, 2/15/20		1,025	1,080,094
6.38%, 8/15/21		520	509,600
EV Energy Partners LP, 8.00%, 4/15/19 (c)		215	210,700
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		630	645,750
7.75%, 6/15/19		1,330	1,250,200
Forbes Energy Services Ltd., 9.00%, 6/15/19 (c)		540	514,350
Hilcorp Energy I LP, 7.63%, 4/15/21 (c)		1,150	1,161,500
Linn Energy LLC:
6.50%, 5/15/19 (c)		370	353,350
8.63%, 4/15/20		1,630	1,744,100
7.75%, 2/01/21 (c)		640	652,800
MarkWest Energy Partners LP, 6.75%, 11/01/20		195	199,875
Niska Gas Storage US LLC, 8.88%, 3/15/18		2,735	2,762,350
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (c)		5,835	5,849,587
Oasis Petroleum, Inc., 7.25%, 2/01/19 (c)		480	470,400
Petrohawk Energy Corp.:
10.50%, 8/01/14		555	627,150
7.88%, 6/01/15		695	750,600
7.25%, 8/15/18		470	548,138
Pioneer Natural Resources Co., 6.88%, 5/01/18		150	162,475
Precision Drilling Corp., 6.50%, 12/15/21 (c)		440	440,000
Range Resources Corp.:
8.00%, 5/15/19		600	652,500
5.75%, 6/01/21		500	502,500
SM Energy Co., 6.63%, 2/15/19 (c)		425	425,000
SandRidge Energy, Inc., 7.50%, 3/15/21 (c)		1,360	1,326,000
Teekay Corp., 8.50%, 1/15/20		810	787,725
			37,579,668
Paper & Forest Products — 2.7%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(e)		1,771	1,239,940
Boise Paper Holdings LLC:
9.00%, 11/01/17		190	201,875
8.00%, 4/01/20		240	245,400
Clearwater Paper Corp.:
10.63%, 6/15/16		585	640,575
7.13%, 11/01/18		865	869,325
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		2,395	2,735,109
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (c)		505	499,950
NewPage Corp., 11.38%, 12/31/14 (a)(h)		3,130	2,754,400
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (c)		200	178,000
Verso Paper Holdings LLC, 11.50%, 7/01/14		1,139	1,207,340
			10,571,914
Pharmaceuticals — 0.5%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (c)	EUR	300	413,712
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (c)	USD	275	278,438
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (c)		1,265	1,201,750
			1,893,900
Professional Services — 0.4%
FTI Consulting, Inc., 6.75%, 10/01/20		1,370	1,351,163

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) — 0.7%
FelCor Lodging LP, 6.75%, 6/01/19 (c)	USD	2,070	$1,945,800
The Rouse Co. LP, 6.75%, 11/09/15		770	779,625
			2,725,425
Real Estate Management & Development — 2.2%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20		500	488,750
Forest City Enterprises, Inc., 7.63%, 6/01/15		2,300	2,213,750
Realogy Corp.:
11.50%, 4/15/17 (j)		1,465	1,164,675
12.00%, 4/15/17 (j)		145	116,000
7.88%, 2/15/19 (c)		3,790	3,145,700
Shea Homes LP, 8.63%, 5/15/19 (c)		1,585	1,339,325
			8,468,200
Road & Rail — 2.0%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		760	777,100
8.25%, 1/15/19		1,150	1,112,625
Florida East Coast Railway Corp., 8.13%, 2/01/17 (c)		610	606,950
The Hertz Corp. (c):
7.50%, 10/15/18		960	940,800
6.75%, 4/15/19		660	615,450
7.38%, 1/15/21		730	697,150
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (c)	EUR	2,135	3,005,591
			7,755,666
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc. (c):
Series A, 1.50%, 8/01/31	USD	422	362,920
Series B, 1.88%, 8/01/31 (g)		141	117,911
Spansion LLC, 7.88%, 11/15/17 (c)		850	850,000
			1,330,831
Specialty Retail — 2.2%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		540	530,550
Hillman Group, Inc., 10.88%, 6/01/18		790	797,900
House of Fraser Plc, 8.88%, 8/15/18 (c)	GBP	420	579,532
Limited Brands, Inc., 8.50%, 6/15/19	USD	1,170	1,317,712
Phones4u Finance Plc, 9.50%, 4/01/18 (c)	GBP	545	681,218
QVC, Inc. (c):
7.13%, 4/15/17	USD	340	355,300
7.50%, 10/01/19		920	991,300
7.38%, 10/15/20		315	338,625
Sonic Automotive, Inc., 9.00%, 3/15/18		550	558,250
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (c)		630	611,100
United Auto Group, Inc., 7.75%, 12/15/16		1,550	1,569,375
			8,330,862
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)		632	594,080
Wireless Telecommunication Services — 3.7%
Cricket Communications, Inc.:
10.00%, 7/15/15		1,120	1,157,800
7.75%, 5/15/16		1,040	1,053,000
Digicel Group Ltd. (c):
8.88%, 1/15/15		1,030	1,030,000
9.13%, 1/15/15		2,787	2,787,000
8.25%, 9/01/17		1,650	1,650,000
10.50%, 4/15/18		800	848,000
FiberTower Corp., 9.00%, 1/01/16 (e)		518	319,108
iPCS, Inc., 2.38%, 5/01/13 (i)		1,200	1,113,000
Intelsat Jackson Holdings SA, 7.50%, 4/01/21 (c)		230	222,525

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	39

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	USD	530	$537,287
6.63%, 11/15/20		1,380	1,290,300
NII Capital Corp., 7.63%, 4/01/21		562	573,240
Sprint Capital Corp., 6.88%, 11/15/28		1,910	1,709,450
			14,290,710
Total Corporate Bonds — 103.2%			398,270,117

Floating Rate Loan Interests (i)
Airlines — 0.3%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		1,100	1,013,837
Building Products — 0.3%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		1,175	1,180,875
Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31%, 12/15/14		742	415,560
Chemicals — 0.2%
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.50%, 7/30/14		348	317,968
Styron Sarl, Term Loan B, 6.00%, 8/02/17		696	639,222
			957,190
Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		739	710,875
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		875	869,164
Volume Services America, Inc. (FKA Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16		1,489	1,424,242
			3,004,281
Construction & Engineering — 0.8%
Safway Services, LLC, Last Out Term Loan, 7.25%, 12/16/17		3,000	3,000,000
Consumer Finance — 1.8%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		7,575	7,016,344
Diversified Consumer Services — 0.0%
ServiceMaster Co.:
Delayed Draw Term Loan, 2.72%, 7/24/14		13	11,712
Term Loan, 2.73%, 7/24/14		127	117,613
			129,325
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., Incremental Tranche A Term Loan, 2.50%, 3/13/14		750	693,000
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC (FKA CDW Corp.), Non-Extended Term Loan, 3.71%, 10/10/14		175	164,500
Energy Equipment & Services — 2.1%
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		2,950	2,849,520
Gas Co. Term Loan, 9.25%, 8/04/16		5,400	5,305,173
			8,154,693
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		1,300	1,274,000

Floating Rate Loan Interests (i)		Par (000)	Value
Health Care Providers & Services — 0.6%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15	USD	695	$681,350
Tranche A Term Loan, 8.50%, 3/02/15		606	593,472
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16		1,246	1,175,761
			2,450,583
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., Term Loan B3, 3.25%, 1/28/15		533	459,217
Travelport LLC, (FKA Travelport, Inc.), Term Loan, 8.29%, 3/27/12 (e)		2,011	1,107,954
			1,567,171
Independent Power Producers & Energy Traders — 0.9%
Texas Competitive Electric Holdings Co., LLC (FKA TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17		4,678	3,433,948
Media — 4.1%
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,425	2,315,875
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14		1,359	1,092,655
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		10,723	10,267,392
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,150	2,219,875
			15,895,797
Multiline Retail — 0.5%
Hema Holding BV, Mezzanine, 9.93%, 7/05/17	EUR	1,372	1,758,783
Oil, Gas & Consumable Fuels — 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	USD	2,941	2,912,075
Paper & Forest Products — 0.5%
Verso Paper Finance Holdings LLC, Term Loan, with PIK option, 6.51% – 7.26%, 2/01/13		2,089	1,796,689
Pharmaceuticals — 0.4%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,493	1,346,235
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		2,286	2,221,131
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan C, 4.44%, 10/10/16		195	160,650
Extended Term Loan B, 4.52%, 10/10/16		1,084	892,535
			1,053,185
Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14		177	154,165
Wireless Telecommunication Services — 1.2%
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15		2,943	2,958,114
PIK Term Loan B, 6.25%, 7/11/16		1,850	1,859,250
			4,817,364
Total Floating Rate Loan Interests — 17.2%			66,410,731

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Other Interests (l)	Beneficial Interest (000)		Value
Auto Components — 2.7%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests (c)	USD	1	$10,193,888
Lear Corp. Escrow		790	15,800
Energy Equipment & Services — 0.8%
BLK HYV (Luxembourg) Investments, S.a.r.l. (FKA Laricina Energy Ltd.) (m)		71	3,081,872
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		970	10
Media — 0.0%
Adelphia Escrow		1,250	12
Adelphia Recovery Trust (a)		1,568	157
			169
Total Other Interests — 3.5%			13,291,739

Preferred Securities

Capital Trusts		Par (000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (i)		1,270	762,000
Total Capital Trusts — 0.2%			762,000

Preferred Stocks		Shares
Auto Components — 0.8%
Dana Holding Corp., 4.00% (a)(c)(g)		25,970	2,924,871
Diversified Financial Services — 0.9%
Ally Financial, Inc., 7.00% (c)		4,720	3,591,478
Media — 0.2%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(c)(i)		55,038	467,823
TRA Global, Inc., 0.00% (a)		420,689	517,447
			985,270
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)		13,326	212,416
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 7.00% (a)		40,000	120,000
Freddie Mac, Series Z, 8.38% (a)(i)		108,377	241,681
			361,681
Total Preferred Stocks — 2.1%			8,075,716

Trust Preferreds
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (i)		132,030	2,807,947
Total Trust Preferreds — 0.7%			2,807,947
Total Preferred Securities — 3.0%			11,645,663

Warrants (n)		Shares	Value
Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/01/13)		1,100	$45,364
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		52,465	1
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		819	8
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)		139,006	355,229
New Vision Holdings LLC (Expires 9/30/14)		26	262
			355,491
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		491	5
HMH Holdings/EduMedia (Expires 3/09/17)		20,878	—
			5
Total Warrants — 0.1%			400,869
Total Long-Term Investments (Cost — $519,340,549) — 130.8%			504,617,445

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (o)(p)		1,171,689	1,171,689
Total Short-Term Securities (Cost — $1,171,689) — 0.3%			1,171,689

Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
E*Trade Financial Corp., Strike Price USD 20.00, Expires 10/22/11		664	8,632
Exchange-Traded Put Options — 0.0%
SPDR S&P 500 ETF Trust, Strike Price USD 120.00, Expires 9/17/11		210	47,255

		Notional Amount (000)
Over-the-Counter Call Swaptions — 0.1%
Sold credit default protection on Dow Jones CDX North America High Yield Series 16 Volume 1, Strike Price USD 99.00, Expires 12/21/11, Broker Deutsche Bank Securities, Inc.	USD	15,000	150,525
Total Options Purchased (Cost — $358,077) — 0.1%			206,412
Total Investments Before Options Written (Cost — $520,870,315*) — 131.2%			505,995,546

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	41

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Options Written	Contracts		Value
Exchange-Traded Put Options — (0.0)%
E*Trade Financial Corp., Strike Price USD 13.00, Expires 10/22/11		664	$(136,120)

	Notional Amount (000)
Over-the-Counter Call Swaptions — (0.1)%
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 16 Volume 1, Strike Price USD 103.00, Expires 9/21/11, Broker Credit Suisse International	USD	17,175	(3,361)
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 16 Volume 1, Strike Price USD 92.00, Expires 12/21/11, Broker Goldman Sachs Bank USA		7,000	(318,049)
			(321,410)
Over-the-Counter Put Swaptions — (0.3)%
Sold credit default protection on Dow Jones CDX North America High Yield Series 16 Volume 1, Strike Price USD 97.00, Expires 9/21/11, Broker Credit Suisse International		4,475	(146,510)
Sold credit default protection on Dow Jones CDX North America High Yield Series 16 Volume 1, Strike Price USD 92.00, Expires 12/21/11, Broker Goldman Sachs Bank USA		7,000	(228,643)
Sold credit default protection on Dow Jones CDX North America High Yield Series 16 Volume 1, Strike Price USD 94.00, Expires 12/21/11, Broker Deutsche Bank AG		15,000	(582,384)
			(957,537)
Total Options Written (Premiums Received — $985,255) — (0.4)%			(1,415,067)
Total Investments, Net of Options Written — 130.8%			504,580,479
Liabilities in Excess of Other Assets — (30.8)%			(118,893,050)
Net Assets — 100.0%			$385,687,429

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$521,793,567
Gross unrealized appreciation	$18,688,228
Gross unrealized depreciation	(34,486,249)
Net unrealized depreciation	$(15,798,021)

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date the Trust held less than 0.1% of its net assets, with a current market value of $6,754 and an original cost of $485 in these securities.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Convertible security.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	All or a portion of security has been pledged as collateral in connection with swaps.

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(m)	Wholly owned subsidiary of the Trust.

(n)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,725,924	(1,554,235)	1,171,689	$3,242

(p)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
567	S&P 500 Index E-mini	Chicago Mercantile	September 2011	$32,153,109	$(2,368,686)

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	420,000	USD	603,847	Royal Bank of Scotland Plc	9/02/11	$(516)
USD	589,608	CAD	583,000	Citibank NA	10/07/11	(5,217)
USD	5,722,761	GBP	3,581,500	Royal Bank of Scotland Plc	10/07/11	(88,826)
USD	32,081,620	EUR	22,378,500	Citibank NA	10/26/11	(44,005)
USD	915,741	EUR	638,000	Deutsche Bank AG	10/26/11	(144)
USD	58,664	EUR	41,000	Morgan Stanley Capital Services Inc.	10/26/11	(194)
USD	603,455	EUR	420,000	Royal Bank of Scotland Plc	10/26/11	521
USD	199,829	EUR	140,000	UBS AG	10/26/11	(1,149)
Total						$(139,530)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$450	$9,511
Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$1,000	(10,285)
Beazer Homes USA, Inc.	5.00%	Credit Suisse Securities (USA) LLC	9/20/16	$200	(8,756)
Beazer Homes USA, Inc.	5.00%	Goldman Sachs & Co.	9/20/16	$300	19,644
Realogy Corp.	5.00%	Goldman Sachs & Co.	9/20/16	$200	(14,748)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$350	(28,548)
Total					$(33,182)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	B+	$350	$2,217
ARAMARK Corp.	5.00%	Goldman Sachs International	3/20/16	B	$750	(21,878)
ARAMARK Corp.	5.00%	Goldman Sachs International	6/20/16	B	$1,000	(34,782)
ARAMARK Corp.	5.00%	Goldman Sachs International	9/20/16	B	$450	(19,759)
Total						$(74,202)

	[1]	Using S&P’s rating.

	[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 16	5.00%	Credit Suisse Securities (USA) LLC	6/20/16	$3,650	—

•	Total return swaps outstanding as of August 31, 2011 were as follows:

Interest Rate Receivable	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
3.12%	Deutsche Bank AG	8/02/21	$2,130	$19,061	(a)
3.09%	Deutsche Bank AG	8/03/21	$2,145	16,345	(a)
3.15%	Credit Suisse	8/11/21	$2,155	22,127	(a)
	Securities (USA) LLC
3.11%	Deutsche Bank AG	8/11/21	$2,155	18,312	(a)
Total				$75,845

	(a)	Based on the change in the return of the Consumer Price Index for All Urban Consumers.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	43

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$10,781,017	$426,311	$3,390,998	$14,598,326
Corporate Bonds	—	389,861,547	8,408,570	398,270,117
Floating Rate Loan Interests	—	52,186,595	14,224,136	66,410,731
Other Interests	157	10,193,888	3,097,694	13,291,739
Preferred Securities	3,382,044	7,278,349	985,270	11,645,663
Warrants	45,364	—	355,505	400,869
Short-Term Securities	1,171,689	—	—	1,171,689
Total	$15,380,271	$459,946,690	$30,462,173	$505,789,134

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$181,897	—	$181,897
Equity contracts	$55,887	—	—	55,887
Foreign currency exchange contracts	—	521	—	521
Other contracts	—	75,845	—	75,845
Liabilities:
Credit contracts	—	(1,417,703)	—	(1,417,703)
Equity contracts	(2,504,806)	—	—	(2,504,806)
Foreign currency exchange contracts	—	(140,051)	—	(140,051)
Total	$(2,448,919)	$(1,299,491)	—	$(3,748,410)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2010	$1,056,339	$7,015,576	$21,875,386	$16,367	$679,708	$49,708	$(70,023)	$30,623,061
Accrued discounts/premiums	—	37,567	39,380	—	—	—	—	76,947
Net realized gain (loss)	—	28,414	210,416	—	—	—	—	238,830
Net change in unrealized appreciation/depreciation[2]	(3,152,943)	935,771	(156,763)	(23,750)	305,562	355,228	70,023	(1,666,872)
Purchases	5,872,669	641,714	5,640,860	3,111,347	—	6	—	15,266,596
Sales	(385,067)	(537,244)	(10,995,412)	—	—	—	—	(11,917,723)
Transfers in3	—	286,772	2,281,687	—	—	—	—	2,568,459
Transfers out[3]	—	—	(4,671,418)	(6,270)	—	(49,437)	—	(4,727,125)
Balance, as of August 31, 2011	$3,390,998	$8,408,570	$14,224,136	$3,097,694	$985,270	$355,505	—	$30,462,173

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $(1,271,135).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Auto Components — 0.2%
Dana Holding Corp. (a)		58,550	$746,513
Capital Markets — 0.1%
E*Trade Financial Corp. (a)		46,400	573,504
Chemicals — 0.0%
Wellman Holdings, Inc.		441	1,433
Wellman, Inc. (acquired 1/30/09, cost $485) (b)		2,175	7,069
			8,502
Communications Equipment — 0.5%
Loral Space & Communications Ltd. (a)		36,431	2,061,630
Diversified Financial Services — 0.8%
Kcad Holdings I Ltd.		301,118,405	3,398,723
Electrical Equipment — 0.0%
Medis Technologies Ltd.		116,910	1,286
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)		1,816	4,540
Media — 1.4%
Belo Corp., Class A		73,341	399,708
Charter Communications, Inc. (a)		101,076	5,041,671
Clear Channel Outdoor Holdings, Inc., Class A (a)		14,553	166,632
			5,608,011
Metals & Mining — 0.1%
African Minerals Ltd. (a)		72,301	601,502
Oil, Gas & Consumable Fuels — 0.2%
Marathon Petroleum Corp.		16,450	609,637
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)		192,951	394,059
Ainsworth Lumber Co. Ltd. (a)(c)		221,591	452,550
Western Forest Products, Inc. (a)(c)		78,039	52,594
			899,203
Semiconductors & Semiconductor Equipment — 0.4%
Spansion, Inc., Class A (a)		103,218	1,549,302
SunPower Corp., Class B (a)		431	5,108
			1,554,410
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)		787	4
HMH Holdings/EduMedia (a)		141,287	282,574
			282,578
Total Common Stocks — 4.0%			16,350,039

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc. (c):
6.88%, 3/15/18	USD	570	535,800
7.13%, 3/15/21		630	592,200
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,144	1,175,460
			2,303,460
Airlines — 3.2%
Air Canada, 9.25%, 8/01/15 (c)(d)		1,390	1,334,400
American Airlines, Inc.:
10.50%, 10/15/12		1,470	1,515,937
7.50%, 3/15/16 (c)		220	199,100
Series 2001-2, 7.86%, 4/01/13		510	510,000
Series 2011-1-B, 7.00%, 1/31/18 (c)		626	538,223

Corporate Bonds	Par (000)		Value
Airlines (concluded)
Continental Airlines, Inc.:
6.75%, 9/15/15 (c)	USD	900	$877,500
Series 1997-4-B, 6.90%, 7/02/18		1,132	1,114,651
Series 2010-1-B, 6.00%, 1/12/19		700	647,500
Delta Air Lines, Inc.:
Series 2010-1-B, 6.38%, 7/02/17		900	810,000
Series B, 9.75%, 12/17/16		1,113	1,141,026
US Airways Pass-Through Trust, 10.88%, 10/22/14		1,070	1,043,250
United Air Lines, Inc., 12.75%, 7/15/12		3,064	3,201,974
			12,933,561
Auto Components — 2.1%
Allison Transmission, Inc., 11.00%, 11/01/15 (c)		360	378,900
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (c)		325	302,250
Delphi Corp., 6.13%, 5/15/21 (c)		260	250,900
Ford Motor Co., 7.45%, 7/16/31		1,150	1,260,829
Icahn Enterprises LP, 8.00%, 1/15/18		5,060	5,110,600
International Automotive Components Group, SL, 9.13%, 6/01/18 (c)		410	402,825
Titan International, Inc., 7.88%, 10/01/17		720	756,000
			8,462,304
Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		413	427,455
Crown European Holdings SA, 7.13%, 8/15/18 (c)	EUR	380	526,765
			954,220
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (c)	USD	529	538,128
Building Products — 1.3%
Building Materials Corp. of America (c):
7.00%, 2/15/20		700	700,000
6.75%, 5/01/21		1,950	1,867,125
Griffon Corp., 7.13%, 4/01/18		660	623,700
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		740	732,600
9.00%, 1/15/21		1,535	1,312,425
			5,235,850
Capital Markets — 1.0%
American Capital Ltd., 7.96%, 12/31/13 (e)		780	774,524
E*Trade Financial Corp. (c):
12.50%, 11/30/17 (f)		1,360	1,564,000
3.43%, 8/31/19 (g)(h)		380	454,100
KKR Group Finance Co., 6.38%, 9/29/20 (c)		1,020	1,085,233
			3,877,857
Chemicals — 3.7%
American Pacific Corp., 9.00%, 2/01/15		1,400	1,375,500
American Rock Salt Co. LLC, 8.25%, 5/01/18 (c)		213	197,558
Celanese US Holdings LLC, 5.88%, 6/15/21		1,525	1,528,812
Chemtura Corp., 7.88%, 9/01/18		585	601,088
Hexion US Finance Corp.:
8.88%, 2/01/18		770	719,950
9.00%, 11/15/20		485	423,163
Huntsman International LLC:
6.88%, 11/15/13 (c)	EUR	440	625,740
8.63%, 3/15/21	USD	265	276,594
Ineos Finance Plc, 9.00%, 5/15/15 (c)		655	663,187
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	902	1,224,459
Kraton Polymers LLC, 6.75%, 3/01/19	USD	195	187,200
Lyondell Chemical Co., 11.00%, 5/01/18		1,890	2,109,712
Nexeo Solutions LLC, 8.38%, 3/01/18 (c)		290	299,425
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (c)		897	888,030
Omnova Solutions, Inc., 7.88%, 11/01/18		845	741,487
PolyOne Corp., 7.38%, 9/15/20		335	345,050
TPC Group LLC, 8.25%, 10/01/17 (c)		520	533,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	45

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Wellman Holdings, Inc., Subordinate Note (h):
(Second Lien), 10.00%, 1/29/19	USD	1,450	$2,015,500
(Third Lien), 5.00%, 1/29/19 (f)		500	354,972
			15,110,427
Commercial Banks — 2.4%
CIT Group, Inc.:
7.00%, 5/01/15		920	915,400
7.00%, 5/01/16		2,575	2,562,125
7.00%, 5/01/17		5,474	5,405,575
7.00%, 5/02/17 (c)		860	849,250
			9,732,350
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., 10.63%, 3/15/15		1,170	1,279,687
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (c)		168	161,688
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		840	828,895
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)		815	768,138
Casella Waste Systems, Inc., 7.75%, 2/15/19 (c)		1,016	977,900
Clean Harbors, Inc., 7.63%, 8/15/16		590	623,925
Mobile Mini, Inc., 7.88%, 12/01/20		570	554,325
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (c)		935	1,005,125
8.25%, 2/01/21		1,348	1,257,010
WCA Waste Corp., 7.50%, 6/15/19 (c)		520	520,000
West Corp., 8.63%, 10/01/18		210	204,750
			8,181,443
Communications Equipment — 0.8%
Avaya, Inc.:
9.75%, 11/01/15		750	637,500
10.13%, 11/01/15 (f)		1,000	863,750
7.00%, 4/01/19 (c)		810	729,000
EH Holding Corp. (c):
6.50%, 6/15/19		580	580,000
7.63%, 6/15/21		420	417,900
			3,228,150
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	200	268,626
Boart Longyear Management Ltd., 7.00%, 4/01/21 (c)	USD	300	297,750
			566,376
Construction Materials — 0.3%
Calcipar SA, 6.88%, 5/01/18 (c)		520	492,700
Xefin Lux SCA, 8.00%, 6/01/18 (c)	EUR	393	519,381
			1,012,081
Consumer Finance — 1.2%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	1,080	1,093,500
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (i)		340	340,007
7.80%, 6/01/12		300	309,007
7.00%, 4/15/15		2,790	2,978,325
6.63%, 8/15/17		185	193,675
			4,914,514
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (c)	EUR	680	915,769
Berry Plastics Corp., 8.25%, 11/15/15	USD	215	221,450
GCL Holdings SCA, 9.38%, 4/15/18 (c)	EUR	414	520,373
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	580	609,000
OI European Group BV, 6.88%, 3/31/17	EUR	254	346,628
Pregis Corp., 12.38%, 10/15/13	USD	650	598,000

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Rock-Tenn Co., 9.25%, 3/15/16	USD	85	$89,250
Smurfit Kappa Acquisitions (c):
7.25%, 11/15/17	EUR	785	1,082,547
7.75%, 11/15/19		449	615,964
			4,998,981
Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	4,775	4,989,875
Diversified Financial Services — 5.6%
Ally Financial, Inc.:
7.50%, 12/31/13		700	721,000
8.30%, 2/12/15		950	997,500
6.25%, 12/01/17		820	788,771
8.00%, 3/15/20		550	555,500
7.50%, 9/15/20		1,050	1,031,625
8.00%, 11/01/31		2,240	2,189,600
8.00%, 11/01/31		1,370	1,317,845
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		695	724,538
Boparan Holdings Ltd. (c):
9.75%, 4/30/18	EUR	166	183,637
9.88%, 4/30/18	GBP	225	295,846
FCE Bank Plc:
7.13%, 1/15/13	EUR	1,450	2,088,134
4.75%, 1/19/15		573	749,035
General Motors Financial Co., Inc., 6.75%, 6/01/18 (c)	USD	760	756,200
KION Finance SA, 7.88%, 4/15/18 (c)	EUR	251	299,266
Leucadia National Corp., 8.13%, 9/15/15	USD	1,870	2,007,912
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (c)		1,041	1,064,422
Reynolds Group Issuer, Inc. (c):
8.75%, 10/15/16 (j)	EUR	600	836,044
8.75%, 10/15/16		668	930,795
7.13%, 4/15/19	USD	385	364,788
9.00%, 4/15/19		415	373,500
7.88%, 8/15/19		1,645	1,628,550
9.88%, 8/15/19		695	653,300
8.25%, 2/15/21		1,145	964,662
WMG Acquisition Corp. (c):
9.50%, 6/15/16		190	193,800
11.50%, 10/01/18		910	828,100
			22,544,370
Diversified Telecommunication Services — 4.5%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,680	1,444,800
GCI, Inc., 6.75%, 6/01/21		444	437,340
ITC Deltacom, Inc., 10.50%, 4/01/16		440	451,000
Level 3 Escrow, Inc., 8.13%, 7/01/19 (c)		4,187	3,977,650
Level 3 Financing, Inc.:
9.25%, 11/01/14		129	130,613
8.75%, 2/15/17		865	847,700
Qwest Communications International, Inc.:
7.50%, 2/15/14		4,200	4,252,500
8.00%, 10/01/15		1,010	1,078,175
Series B, 7.50%, 2/15/14		2,690	2,723,625
Qwest Corp., 7.63%, 6/15/15		875	973,437
Windstream Corp.:
8.13%, 8/01/13		703	746,938
7.88%, 11/01/17		1,197	1,258,346
			18,322,124
Electric Utilities — 0.6%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,800	2,210,775

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.6%
CDW LLC:
11.00%, 10/12/15	USD	17	$17,340
11.50%, 10/12/15 (f)		1,030	1,050,600
8.00%, 12/15/18 (c)		650	643,500
Elster Finance BV, 6.25%, 4/15/18 (c)	EUR	173	228,630
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	365	411,537
			2,351,607
Energy Equipment & Services — 1.6%
Antero Resources Finance Corp., 7.25%, 8/01/19 (c)		260	252,850
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		380	368,600
Compagnie Générale de Géophysique-Veritas, 7.75%, 5/15/17		395	396,975
Exterran Holdings, Inc., 7.25%, 12/01/18 (c)		685	664,450
Frac Tech Services LLC, 7.13%, 11/15/18 (c)		1,770	1,831,950
Key Energy Services, Inc., 6.75%, 3/01/21		700	686,000
MEG Energy Corp., 6.50%, 3/15/21 (c)		905	905,000
Oil States International, Inc., 6.50%, 6/01/19 (c)		495	495,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (c)		345	338,962
Thermon Industries, Inc., 9.50%, 5/01/17		580	609,000
			6,548,787
Food Products — 0.5%
Darling International, Inc., 8.50%, 12/15/18		375	405,938
Del Monte Foods Co., 7.63%, 2/15/19 (c)		875	868,437
JBS USA LLC, 7.25%, 6/01/21 (c)		140	127,225
Reddy Ice Corp., 11.25%, 3/15/15		690	626,175
			2,027,775
Health Care Equipment & Supplies — 1.4%
DJO Finance LLC:
10.88%, 11/15/14		3,595	3,716,331
7.75%, 4/15/18 (c)		160	148,800
ExamWorks Group, Inc., 9.00%, 7/15/19 (c)		436	410,930
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (c)		850	947,750
Teleflex, Inc., 6.88%, 6/01/19		455	451,588
			5,675,399
Health Care Providers & Services — 5.8%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		640	636,800
ConvaTec Healthcare E SA (c):
7.38%, 12/15/17	EUR	800	1,034,281
10.50%, 12/15/18	USD	340	309,400
Crown Newco 3 Plc, 7.00%, 2/15/18 (c)	GBP	575	840,063
HCA, Inc.:
8.50%, 4/15/19	USD	470	512,300
6.50%, 2/15/20		1,915	1,936,544
7.25%, 9/15/20		4,505	4,628,887
7.50%, 2/15/22		1,990	1,970,100
IASIS Healthcare LLC, 8.38%, 5/15/19 (c)		1,170	1,023,750
INC Research LLC, 11.50%, 7/15/19 (c)		640	592,000
inVentiv Health, Inc., 10.00%, 8/15/18 (c)		675	609,187
Omnicare, Inc.:
6.13%, 6/01/13		19	19,190
6.88%, 12/15/15		129	131,580
7.75%, 6/01/20		980	999,600
Symbion, Inc., 8.00%, 6/15/16 (c)		535	497,550
Tenet Healthcare Corp.:
9.00%, 5/01/15		2,715	2,877,900
10.00%, 5/01/18		1,270	1,397,000
8.88%, 7/01/19		3,360	3,561,600
			23,577,732

Corporate Bonds	Par (000)		Value
Health Care Technology — 1.3%
IMS Health, Inc., 12.50%, 3/01/18 (c)	USD	3,760	$4,324,000
MedAssets, Inc., 8.00%, 11/15/18 (c)		820	791,300
			5,115,300
Hotels, Restaurants & Leisure — 1.4%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		320	344,800
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	81	101,230
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,860	1,804,200
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)		275	234,437
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	501	618,088
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (c)	USD	441	366,030
MGM Resorts International:
10.38%, 5/15/14		415	455,462
11.13%, 11/15/17		1,310	1,460,650
Travelport LLC:
4.88%, 9/01/14 (i)		235	179,188
9.88%, 9/01/14		50	42,625
9.00%, 3/01/16		190	152,475
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(k)		515	52
			5,759,237
Household Durables — 2.5%
American Standard Americas, 10.75%, 1/15/16 (c)		630	510,300
Ashton Woods USA LLC, 0.00%, 6/30/15 (c)(j)		1,360	975,800
Beazer Homes USA, Inc.:
8.13%, 6/15/16		495	348,975
12.00%, 10/15/17		2,080	2,111,200
9.13%, 6/15/18		845	586,219
Ideal Standard International, 11.75%, 5/01/18 (c)	EUR	128	141,582
Jarden Corp., 7.50%, 1/15/20		455	617,659
Ryland Group, Inc., 6.63%, 5/01/20	USD	930	799,800
Standard Pacific Corp.:
10.75%, 9/15/16		2,355	2,331,450
8.38%, 5/15/18		405	355,387
8.38%, 1/15/21		905	778,300
United Rentals North America, Inc., 8.38%, 9/15/20		670	611,375
			10,168,047
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (c)	EUR	220	282,847
IT Services — 1.9%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (c)	USD	1,120	1,030,400
First Data Corp. (c):
7.38%, 6/15/19		1,355	1,273,700
8.88%, 8/15/20		830	821,700
12.63%, 1/15/21		3,095	2,924,775
SunGard Data Systems, Inc.:
7.38%, 11/15/18		910	866,775
7.63%, 11/15/20		930	888,150
			7,805,500
Independent Power Producers & Energy Traders — 2.8%
AES Corp., 7.38%, 7/01/21 (c)		1,325	1,338,250
Calpine Corp. (c):
7.50%, 2/15/21		305	308,050
7.88%, 1/15/23		995	1,014,900
Energy Future Holdings Corp., 10.00%, 1/15/20		5,200	5,220,129
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		271	273,404
NRG Energy, Inc., 7.63%, 1/15/18 (c)		3,360	3,326,400
			11,481,133

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	47

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Industrial Conglomerates — 2.6%
Alba Group Plc & Co., KG, 8.00%, 5/15/18 (c)	EUR	107	$149,863
Sequa Corp. (c):
11.75%, 12/01/15	USD	3,810	3,962,400
13.50%, 12/01/15 (f)		6,236	6,610,279
			10,722,542
Insurance — 1.3%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (c)		2,600	2,665,000
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)		573	595,920
Genworth Financial, Inc., 7.63%, 9/24/21		660	585,769
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		395	379,200
USI Holdings Corp., 4.16%, 11/15/14 (c)(i)		1,070	957,650
			5,183,539
Machinery — 1.3%
AGY Holding Corp., 11.00%, 11/15/14		1,650	1,445,812
Navistar International Corp.:
3.00%, 10/15/14 (h)		3,060	3,377,475
8.25%, 11/01/21		210	217,350
Oshkosh Corp., 8.25%, 3/01/17		50	51,375
SPX Corp., 6.88%, 9/01/17		275	286,688
			5,378,700
Media — 14.9%
AMC Entertainment, Inc., 9.75%, 12/01/20		275	265,375
AMC Networks, Inc., 7.75%, 7/15/21 (c)		350	362,250
Affinion Group, Inc., 7.88%, 12/15/18		1,260	1,115,100
CCH II LLC, 13.50%, 11/30/16		5,116	5,909,426
CCO Holdings LLC:
7.25%, 10/30/17		80	82,500
7.88%, 4/30/18		160	166,400
6.50%, 4/30/21		1,215	1,187,662
CMP Susquehanna Corp., 3.52%, 5/15/14		254	241,300
CSC Holdings, Inc., 8.50%, 4/15/14		550	595,375
Catalina Marketing Corp., 10.50%, 10/01/15 (c)(f)		935	935,000
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), 10.50%, 1/15/15 (c)		995	766,150
Checkout Holding Corp., 10.97%, 11/15/15 (c)(g)		1,040	613,600
Citadel Broadcasting Corp., 7.75%, 12/15/18 (c)		595	641,113
Clear Channel Communications, Inc., 9.00%, 3/01/21		845	680,225
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		2,368	2,510,080
Series B, 9.25%, 12/15/17		9,351	10,005,570
Cox Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		1,039	1,072,627
Loan Close 3, 12.00%, 8/15/18		1,188	1,226,321
Shares Loan, 12.00%, 8/15/18		1,225	1,264,768
Cumulus Media, Inc., 7.75%, 5/01/19 (c)		205	179,888
DISH DBS Corp.:
7.00%, 10/01/13		150	157,313
6.75%, 6/01/21 (c)		850	856,375
Gray Television, Inc., 10.50%, 6/29/15		1,425	1,375,125
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (i)		550	409,750
9.50%, 5/15/15		490	399,350
Intelsat Luxembourg SA:
11.25%, 6/15/16		1,700	1,776,500
11.25%, 2/04/17		540	523,800
11.50%, 2/04/17 (f)		590	573,038
11.50%, 2/04/17 (c)(f)		1,450	1,408,312
Interactive Data Corp., 10.25%, 8/01/18		1,600	1,696,000
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		525	603,750
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (c)	EUR	1,037	1,459,858

Corporate Bonds	Par (000)		Value
Media (concluded)
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (c)	EUR	530	$745,435
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)	USD	1,170	1,126,125
Musketeer GmbH, 9.50%, 3/15/21 (c)	EUR	655	940,908
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	USD	865	873,650
Nielsen Finance LLC:
11.63%, 2/01/14		147	166,478
7.75%, 10/15/18		3,425	3,536,312
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (c)	GBP	324	481,244
ProQuest LLC, 9.00%, 10/15/18 (c)	USD	775	759,500
Regal Entertainment Group, 9.13%, 8/15/18		610	616,100
UPC Holding BV, 9.88%, 4/15/18 (c)		800	836,000
UPCB Finance II Ltd., 6.38%, 7/01/20 (c)	EUR	1,273	1,627,512
Unitymedia GmbH, 9.63%, 12/01/19 (c)		1,144	1,655,682
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH) (c):
8.13%, 12/01/17		821	1,185,264
8.13%, 12/01/17	USD	885	902,700
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	910	1,528,905
Ziggo Bond Co. BV, 8.00%, 5/15/18 (c)	EUR	610	858,740
Ziggo Finance BV, 6.13%, 11/15/17 (c)		1,240	1,736,730
			60,637,186
Metals & Mining — 4.2%
Drummond Co., Inc.:
9.00%, 10/15/14 (c)	USD	395	403,888
7.38%, 2/15/16		320	324,800
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (c)		1,925	1,920,188
Goldcorp, Inc., 2.00%, 8/01/14 (h)		1,650	2,171,812
JMC Steel Group, 8.25%, 3/15/18 (c)		310	303,025
James River Escrow, Inc., 7.88%, 4/01/19 (c)		325	294,125
New World Resources NV, 7.88%, 5/01/18	EUR	1,055	1,447,311
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (h)	USD	2,275	3,304,437
Novelis, Inc., 8.75%, 12/15/20		5,470	5,757,175
Taseko Mines Ltd., 7.75%, 4/15/19		510	483,225
Vedanta Resources Plc, 8.25%, 6/07/21 (c)		435	415,425
Vulcan Materials Co., 7.50%, 6/15/21		249	245,243
			17,070,654
Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (f)		6,753	7,478,947
Oil, Gas & Consumable Fuels — 9.8%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		495	483,863
6.25%, 6/01/21		1,555	1,521,956
Arch Coal, Inc.:
7.25%, 10/01/20		525	517,125
7.25%, 6/15/21 (c)		1,330	1,310,050
Berry Petroleum Co., 8.25%, 11/01/16		800	826,000
Bill Barrett Corp., 9.88%, 7/15/16		70	76,825
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		200	204,000
Chesapeake Energy Corp.:
6.63%, 8/15/20		1,477	1,543,465
6.13%, 2/15/21		850	862,750
2.25%, 12/15/38 (h)		1,250	1,112,500
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)		414	438,840
Concho Resources, Inc., 7.00%, 1/15/21		635	650,875
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (c)		525	425,250
Consol Energy, Inc., 8.25%, 4/01/20		3,050	3,278,750
Continental Resources, Inc., 7.13%, 4/01/21		575	592,250
Copano Energy LLC, 7.13%, 4/01/21		520	517,400
Crosstex Energy LP, 8.88%, 2/15/18		280	289,800

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Denbury Resources, Inc.:
8.25%, 2/15/20	USD	1,095	$1,153,856
6.38%, 8/15/21		540	529,200
EV Energy Partners LP, 8.00%, 4/15/19 (c)		220	215,600
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		660	676,500
7.75%, 6/15/19		1,390	1,306,600
Forbes Energy Services Ltd., 9.00%, 6/15/19 (c)		555	528,638
Hilcorp Energy I LP, 7.63%, 4/15/21 (c)		1,200	1,212,000
Linn Energy LLC:
6.50%, 5/15/19 (c)		385	367,675
8.63%, 4/15/20		1,715	1,835,050
7.75%, 2/01/21 (c)		675	688,500
MarkWest Energy Partners LP, 6.75%, 11/01/20		205	210,125
Niska Gas Storage US LLC, 8.88%, 3/15/18		2,890	2,918,900
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (c)		6,315	6,330,787
Oasis Petroleum, Inc., 7.25%, 2/01/19 (c)		510	499,800
Petrohawk Energy Corp.:
10.50%, 8/01/14		595	672,350
7.88%, 6/01/15		680	734,400
7.25%, 8/15/18		495	577,294
Pioneer Natural Resources Co., 6.88%, 5/01/18		160	173,307
Precision Drilling Corp., 6.50%, 12/15/21 (c)		460	460,000
Range Resources Corp.:
8.00%, 5/15/19		700	761,250
5.75%, 6/01/21		525	527,625
SM Energy Co., 6.63%, 2/15/19 (c)		445	445,000
SandRidge Energy, Inc., 7.50%, 3/15/21 (c)		1,435	1,399,125
Teekay Corp., 8.50%, 1/15/20		860	836,350
			39,711,631
Paper & Forest Products — 2.8%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(f)		1,880	1,316,272
Boise Paper Holdings LLC:
9.00%, 11/01/17		200	212,500
8.00%, 4/01/20		240	245,400
Clearwater Paper Corp.:
10.63%, 6/15/16		625	684,375
7.13%, 11/01/18		885	889,425
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		2,570	2,934,961
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (c)		535	529,650
NewPage Corp., 11.38%, 12/31/14 (a)(k)		3,350	2,948,000
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (c)		200	178,000
Verso Paper Holdings LLC, 11.50%, 7/01/14		1,202	1,274,120
			11,212,703
Pharmaceuticals — 0.5%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (c)	EUR	300	413,712
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (c)	USD	285	288,563
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (c)		1,310	1,244,500
			1,946,775
Professional Services — 0.4%
FTI Consulting, Inc., 6.75%, 10/01/20		1,450	1,430,063
Real Estate Investment Trusts (REITs) — 0.7%
FelCor Lodging LP, 6.75%, 6/01/19 (c)		2,170	2,039,800
The Rouse Co. LP, 6.75%, 11/09/15		805	815,063
			2,854,863

Corporate Bonds	Par (000)		Value
Real Estate Management & Development — 2.2%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20	USD	520	$508,300
Forest City Enterprises, Inc., 7.63%, 6/01/15		2,300	2,213,750
Realogy Corp.:
11.50%, 4/15/17 (j)		1,540	1,224,300
12.00%, 4/15/17 (j)		155	124,000
7.88%, 2/15/19 (c)		4,000	3,320,000
Shea Homes LP, 8.63%, 5/15/19 (c)		1,685	1,423,825
			8,814,175
Road & Rail — 2.0%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		800	818,000
8.25%, 1/15/19		1,205	1,165,838
Florida East Coast Railway Corp., 8.13%, 2/01/17 (c)		650	646,750
The Hertz Corp. (c):
7.50%, 10/15/18		1,005	984,900
6.75%, 4/15/19		695	648,088
7.38%, 1/15/21		765	730,575
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (c)	EUR	2,250	3,167,484
			8,161,635
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17 (c)	USD	890	890,000
Specialty Retail — 2.2%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		565	555,112
Hillman Group, Inc., 10.88%, 6/01/18		830	838,300
House of Fraser Plc, 8.88%, 8/15/18 (c)	GBP	439	605,749
Limited Brands, Inc., 8.50%, 6/15/19	USD	1,255	1,413,444
Phones4u Finance Plc, 9.50%, 4/01/18 (c)	GBP	570	712,466
QVC, Inc. (c):
7.13%, 4/15/17	USD	355	370,975
7.50%, 10/01/19		970	1,045,175
7.38%, 10/15/20		325	349,375
Sonic Automotive, Inc., 9.00%, 3/15/18		580	588,700
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (c)		660	640,200
United Auto Group, Inc., 7.75%, 12/15/16		1,670	1,690,875
			8,810,371
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)		665	625,100
Wireless Telecommunication Services — 3.6%
Cricket Communications, Inc.:
10.00%, 7/15/15		1,155	1,193,981
7.75%, 5/15/16		980	992,250
Digicel Group Ltd. (c):
8.88%, 1/15/15		1,120	1,120,000
9.13%, 1/15/15		2,864	2,864,000
8.25%, 9/01/17		1,720	1,720,000
10.50%, 4/15/18		800	848,000
FiberTower Corp., 9.00%, 1/01/16 (f)		518	323,487
iPCS, Inc., 2.38%, 5/01/13 (i)		1,295	1,201,112
Intelsat Jackson Holdings SA, 7.50%, 4/01/21 (c)		250	241,875
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		550	557,563
6.63%, 11/15/20		1,450	1,355,750
NII Capital Corp., 7.63%, 4/01/21		589	600,780
Sprint Capital Corp., 6.88%, 11/15/28		1,950	1,745,250
			14,764,048
Total Corporate Bonds — 102.7%			416,603,142

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	49

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (i)	Par (000)		Value
Airlines — 0.3%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17	USD	1,125	$1,036,879
Building Products — 0.3%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		1,200	1,206,000
Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31%, 12/15/14		742	415,560
Chemicals — 0.2%
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.50%, 7/30/14		325	296,887
Styron Sarl, Term Loan B, 6.00%, 8/02/17		681	625,475
			922,362
Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		811	780,116
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		975	968,497
Volume Services America, Inc. (FKA Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16		1,588	1,519,192
			3,267,805
Construction & Engineering — 0.8%
Safway Services, LLC, Last Out Term Loan, 7.25%, 12/16/17		3,250	3,250,000
Consumer Finance — 1.8%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		7,925	7,340,531
Diversified Consumer Services — 0.0%
ServiceMaster Co.:
Delayed Draw Term Loan, 2.72%, 7/24/14		13	12,131
Term Loan, 2.73%, 7/24/14		132	121,813
			133,944
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., Incremental Tranche A Term Loan, 2.50%, 3/13/14		775	716,100
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC (FKA CDW Corp.), Non-Extended Term Loan, 3.71%, 10/10/14		185	173,900
Energy Equipment & Services — 2.1%
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		3,092	2,986,024
Gas Co. Term Loan, 9.25%, 8/04/16		5,658	5,559,313
			8,545,337
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		1,300	1,274,000
Health Care Providers & Services — 0.6%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		782	766,519
Tranche A Term Loan, 8.50%, 3/02/15		606	593,472
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16		1,246	1,175,760
			2,535,751
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., Term Loan B3, 3.25%, 1/28/15		576	495,955
Travelport LLC, (FKA Travelport, Inc.), Term Loan, 8.29%, 3/27/12 (f)		2,105	1,159,659
			1,655,614

Floating Rate Loan Interests (i)	Par (000)		Value
Independent Power Producers & Energy Traders — 0.9%
Texas Competitive Electric Holdings Co., LLC (FKA TXU), Extended Term Loan, 4.71 – 4.77%, 10/10/17	USD	4,876	$3,579,512
Media — 4.2%
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,668	2,547,462
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14		1,432	1,151,250
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		11,272	10,792,701
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,450	2,529,625
			17,021,038
Multiline Retail — 0.5%
Hema Holding BV, Mezzanine, 9.93%, 7/05/17	EUR	1,646	2,110,540
Oil, Gas & Consumable Fuels — 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	USD	3,084	3,053,618
Paper & Forest Products — 0.5%
Verso Paper Finance Holdings LLC, Term Loan, with PIK option, 6.51 – 7.26%, 2/01/13		2,161	1,858,074
Pharmaceuticals — 0.3%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,493	1,346,235
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		2,395	2,326,899
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan C, 4.44%, 10/10/16		198	162,936
Extended Term Loan B, 4.52%, 10/10/16		1,173	965,500
			1,128,436
Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14		194	168,225
Wireless Telecommunication Services — 1.0%
Vodafone Americas Finance 2, Inc., PIK Term Loan B, 6.25%, 7/11/16		3,900	3,919,500
Total Floating Rate Loan Interests — 17.0%			68,985,860

Other Interests (l)	Beneficial Interest (000)
Auto Components — 2.5%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests (c)	1	10,050,300
Energy Equipment & Services — 0.7%
BLK HYT (Luxembourg) Investments, S.a.r.l. (FKA Laricina Energy Ltd.) (m)	71	3,081,872
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.	950	10

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Other Interests (l)	Beneficial Interest (000)		Value
Media — 0.0%
Adelphia Escrow	USD	1,300	$13
Adelphia Recovery Trust (a)		1,630	163
			176
Total Other Interests — 3.2%			13,132,358

Preferred Securities

Capital Trusts	Par (000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (i)		1,335	801,000
Total Capital Trusts — 0.2%			801,000

Preferred Stocks	Shares
Auto Components — 0.3%
Dana Holding Corp., 4.00% (a)(c)(h)		10,670	1,201,709
Diversified Financial Services — 1.0%
Ally Financial, Inc., 7.00% (c)		4,935	3,755,073
Media — 0.1%
CMP Susquehanna Radio Holdings Corp. 0.00% (a)(c)(i)		59,235	503,497
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 7.00% (a)		40,000	120,000
Freddie Mac, Series Z, 8.38% (a)(i)		110,157	245,650
			365,650
Total Preferred Stocks — 1.5%			5,825,929

Trust Preferreds
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (i)		137,160	2,917,068
Total Trust Preferreds — 0.7%			2,917,068
Total Preferred Securities — 2.4%			9,543,997

Warrants (n)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		54,577	1
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		802	8
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)		149,608	382,323
New Vision Holdings LLC (Expires 9/30/14)		26,189	262
			382,585
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		525	5
HMH Holdings/EduMedia (Expires 3/09/17)		22,578	—
			5
Total Warrants — 0.1%			382,599
Total Long-Term Investments (Cost — $540,934,374) — 129.4%			524,997,995

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (o)(p)	941,235	$941,235
Total Short-Term Securities (Cost — $941,235) — 0.2%		941,235

Options Purchased	Contracts
Exchange-Traded Call Options — 0.0%
E*Trade Financial Corp., Strike Price USD 20.00, Expires 10/22/11		698	9,074
Exchange-Traded Put Options — 0.0%
SPDR S&P 500 ETF Trust, Strike Price USD 120.00, Expires 9/17/11		222	49,955

		Notional Amount (000)
Over-the-Counter Call Swaptions — 0.1%
Sold credit default protection on Dow Jones CDX North America High Yield Series 16 Volume 1, Strike Price USD 99.00, Broker Deutsche Bank Securities, Inc.	USD	15,000	150,526
Total Options Purchased (Cost — $362,560) — 0.1%			209,555
Total Investments Before Options Written (Cost — $542,238,169*) — 129.7%			526,148,785

Options Written		Contracts
Exchange-Traded Put Options — (0.0)%
E*Trade Financial Corp., Strike Price USD 13.00, Expires 10/22/11		698	(143,090)

		Notional Amount (000)
Over-the-Counter Call Swaptions — (0.1)%
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 16 Volume 1, Strike Price USD 103.00, Expires 9/21/11, Broker Credit Suisse International	USD	18,025	(3,527)
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 16 Volume 1, Strike Price USD 92.00, Expires 12/21/11, Broker Goldman Sachs Bank USA		8,000	(363,484)
			(367,011)
Over-the-Counter Put Swaptions — (0.3)%
Sold credit default protection on Dow Jones CDX North America High Yield Series 16 Volume 1, Strike Price USD 97.00, Expires 9/21/11, Broker Credit Suisse International		4,700	(153,877)
Sold credit default protection on Dow Jones CDX North America High Yield Series 16 Volume 1, Strike Price USD 92.00, Expires 12/21/11, Broker Goldman Sachs Bank USA		8,000	(261,307)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	51

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	value
Over-the-Counter Put Swaptions (concluded)
Sold credit default protection on Dow Jones CDX North America High Yield Series 16 Volume 1, Strike Price USD 94.00, Expires 12/21/11, Broker Deutsche Bank AG	USD	15,000	$(582,383)
			(997,567)

Total Options Written (Premiums Received — $1,073,535) — (0.4)%	(1,507,668)
Total Investments, Net of Options Written — 129.3%	524,641,117
Liabilities in Excess of Other Assets — (29.3)%	(118,944,011)
Net Assets — 100.0%	$405,697,106

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$543,074,627
Gross unrealized appreciation	$18,389,778
Gross unrealized depreciation	(35,315,620)
Net unrealized depreciation	$(16,925,842)

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date the Trust held less than 0.1% of its net assets, with a market value of $7,069 and a original cost of $508, in this security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Convertible security.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Issuer filed for bankruptcy and/or is in default of interest payments.

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(m)	Wholly owned subsidiary of the Trust.

(n)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity
Funds, TempFund, Institutional Class	1,808,758	(867,523)	941,235	$3,151

(p)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/ or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
581	S&P 500	Chicago	September	$33,049,544	$(2,324,641)
	Index E-mini	Mercantile	2011

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	6,000	USD	8,530	Citibank NA	8/09/11	$89
EUR	449,000	USD	645,541	Royal Bank of Scotland Plc	9/02/11	(552)
USD	553,200	CAD	547,000	Citibank NA	10/07/11	(4,895)
USD	6,071,096	GBP	3,799,500	Royal Bank of Scotland Plc	10/07/11	(94,232)
USD	34,091,331	EUR	23,780,000	Citibank NA	10/26/11	(46,227)
USD	1,153,806	EUR	804,000	Deutsche Bank AG	10/26/11	(383)
USD	51,510	EUR	36,000	Morgan Stanley	10/26/11	(170)
USD	645,122	EUR	449,000	Royal Bank of Scotland Plc	10/26/11	557
USD	199,829	EUR	140,000	UBS AG	10/26/11	(1,149)
Total						$(146,962)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$470	$9,934
Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$1,050	(10,799)
Beazer Homes USA, Inc.	5.00%	Credit Suisse Securities (USA) LLC	9/20/16	$200	(8,756)
Beazer Homes USA, Inc.	5.00%	Goldman Sachs & Co.	9/20/16	$300	19,644
Realogy Corp.	5.00%	Goldman Sachs & Co.	9/20/16	$225	(16,592)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$375	(30,588)
Total					$(37,157)

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2011 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	B+	$375	$2,375
ARAMARK Corp.	5.00%	Goldman Sachs International	3/20/16	B	$750	(21,878)
ARAMARK Corp.	5.00%	Goldman Sachs International	6/20/16	B	$950	(33,043)
ARAMARK Corp.	5.00%	Goldman Sachs International	9/20/16	B	$450	(19,759)
Total						$(72,305)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Dow Jones CDX North America High Yield Index Series 16	5.00%	Credit Suisse Securities (USA) LLC	6/20/16	$3,900	—

•	Total return swaps outstanding as of August 31, 2011 were as follows:

Interest Rate Receivable	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
3.12%	Deutsche Bank AG	8/02/21	$2,235	$20,000	(a)
3.09%	Deutsche Bank AG	8/03/21	$2,250	17,145	(a)
3.15%	Credit Suisse Securities (USA) LLC	8/11/21	$2,265	23,257	(a)
3.11%	Deutsche Bank AG	8/11/21	$2,265	19,247	(a)
Total				$79,649

(a)	Based on the change in the return of the Consumer Price Index for All Urban Consumers.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$12,207,686	$452,554	$3,689,799	$16,350,039
Corporate Bonds	—	410,061,572	6,541,570	416,603,142
Floating Rate Loan Interests	—	54,873,126	14,112,734	68,985,860
Other Interests	163	10,050,300	3,081,895	13,132,358
Preferred Securities	3,282,718	5,757,782	503,497	9,543,997
Warrants	—	—	382,599	382,599
Short-Term Securities	941,235	—	—	941,235
Total	$16,431,802	$481,195,334	$28,312,094	$525,939,230

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$182,479	—	$182,479
Equity contracts	$59,029	—	—	59,029
Foreign currency exchange contracts	—	646	—	646
Other contracts	—	79,649	—	79,649
Liabilities:
Credit contracts	—	(1,505,993)	—	(1,505,993)
Equity contracts	(2,467,731)	—	—	(2,467,731)
Foreign currency exchange contracts	—	(147,608)	—	(147,608)
Total	$(2,408,702)	$(1,390,827)	—	$(3,799,529)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument. and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	53

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2010	$712,707	$4,851,224	$20,602,850	$6,747	$1	$271	$(36,123)	$26,137,677
Accrued discounts/premiums	—	39,591	34,960	—	—	—	—	74,551
Net realized gain (loss)	—	16,164	226,827	—	—	—	—	242,991
Net change in unrealized appreciation/depreciation[2]	(3,434,750)	1,208,759	(174,015)	(29,678)	503,496	382,322	36,123	(1,507,743)
Purchases	6,411,842	657,192	7,671,879	3,111,348	—	6	—	17,852,267
Sales	—	(231,736)	(11,749,380)	—	—	—	—	(11,981,116)
Transfers in3	—	376	2,600,062	—	—	—	—	2,600,438
Transfers out[3]	—	—	(5,100,449)	(6,522)	—	—	—	(5,106,971)
Balance, as of August 31, 2011	$3,689,799	$6,541,570	$14,112,734	$3,081,895	$503,497	$382,599	—	$28,312,094

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $(1,422,884).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Diversified Financial Services — 0.8%
Kcad Holdings I Ltd.		83,644,000	$944,090
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)		251	1
HMH Holdings/EduMedia (a)		39,515	79,030
			79,031
Total Common Stocks — 0.9%			1,023,121

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc. (b):
6.88%, 3/15/18	USD	160	150,400
7.13%, 3/15/21		170	159,800
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		358	367,845
			678,045
Air Freight & Logistics — 0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		315	327,268
Series 2, 12.38%, 8/16/15		318	330,602
			657,870
Airlines — 2.7%
Air Canada, 9.25%, 8/01/15 (b)		420	403,200
American Airlines, Inc.:
10.50%, 10/15/12		440	453,750
7.50%, 3/15/16 (b)		60	54,300
Series 2001-2, 7.86%, 4/01/13		160	160,000
Series 2011-1-B, 7.00%, 1/31/18 (b)		179	153,778
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		270	263,250
Series 2010-1-B, 6.00%, 1/12/19		200	185,000
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		365	374,399
US Airways Pass-Through Trust, 10.88%, 10/22/14		310	302,250
United Air Lines, Inc., 12.75%, 7/15/12		835	872,333
			3,222,260
Auto Components — 2.3%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)		100	105,250
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (b)		95	88,350
Delphi Corp., 6.13%, 5/15/21 (b)		80	77,200
Ford Motor Co., 7.45%, 7/16/31		330	361,803
Icahn Enterprises LP, 8.00%, 1/15/18		1,510	1,525,100
International Automotive Components Group, SL, 9.13%, 6/01/18 (b)		110	108,075
Stanadyne Corp., Series 1, 10.00%, 8/15/14		335	324,950
Titan International, Inc., 7.88%, 10/01/17		190	199,500
			2,790,228
Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		125	129,375
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	115	159,416
			288,791
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	156	158,556
Building Products — 1.3%
Building Materials Corp. of America (b):
7.00%, 2/15/20		210	210,000
6.75%, 5/01/21		560	536,200
Griffon Corp., 7.13%, 4/01/18 (b)		190	179,550

Corporate Bonds	Par (000)		Value
Building Products (concluded)
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	USD	220	$217,800
9.00%, 1/15/21 (b)		450	384,750
			1,528,300
Capital Markets — 1.1%
American Capital Ltd., 7.96%, 12/31/13 (c)		230	228,386
E*Trade Financial Corp.:
12.50%, 11/30/17 (d)		395	454,250
Series A, 0.00%, 8/31/19 (e)(f)		295	352,525
KKR Group Finance Co., 6.38%, 9/29/20 (b)		300	319,186
			1,354,347
Chemicals — 3.3%
American Pacific Corp., 9.00%, 2/01/15		400	393,000
American Rock Salt Co. LLC, 8.25%, 5/01/18 (b)		62	57,505
Celanese US Holdings LLC, 5.88%, 6/15/21		445	446,112
Chemtura Corp., 7.88%, 9/01/18		175	179,813
Hexion US Finance Corp.:
8.88%, 2/01/18		215	201,025
9.00%, 11/15/20		145	126,513
Huntsman International LLC:
6.88%, 11/15/13 (b)	EUR	130	184,878
8.63%, 3/15/21	USD	80	83,500
Ineos Finance Plc, 9.00%, 5/15/15 (b)		195	197,437
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	264	358,378
Kraton Polymers LLC, 6.75%, 3/01/19	USD	55	52,800
Lyondell Chemical Co., 11.00%, 5/01/18		625	697,656
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)		85	87,763
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		337	333,630
Omnova Solutions, Inc., 7.88%, 11/01/18		245	214,987
PolyOne Corp., 7.38%, 9/15/20		100	103,000
TPC Group LLC, 8.25%, 10/01/17 (b)		155	158,875
			3,876,872
Commercial Banks — 2.5%
CIT Group, Inc.:
7.00%, 5/01/15		260	258,700
7.00%, 5/01/16		928	923,774
7.00%, 5/01/17		1,525	1,505,722
7.00%, 5/02/17 (b)		240	237,000
			2,925,196
Commercial Services & Supplies — 2.1%
ACCO Brands Corp., 10.63%, 3/15/15		350	382,812
ARAMARK Corp., 8.50%, 2/01/15		20	20,650
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)		190	183,736
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		230	226,959
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		140	131,950
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)		304	292,600
Clean Harbors, Inc., 7.63%, 8/15/16		160	169,200
Mobile Mini, Inc., 7.88%, 12/01/20		165	160,463
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (b)		275	295,625
8.25%, 2/01/21		392	365,540
WCA Waste Corp., 7.50%, 6/15/19 (b)		150	150,000
West Corp., 8.63%, 10/01/18		65	63,375
			2,442,910
Communications Equipment — 0.8%
Avaya, Inc.:
9.75%, 11/01/15		200	170,000
10.13%, 11/01/15 (d)		290	250,488
7.00%, 4/01/19 (b)		240	216,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	55

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Communications Equipment (concluded)
EH Holding Corp. (b):
6.50%, 6/15/19	USD	170	$170,000
7.63%, 6/15/21		120	119,400
			925,888
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	50	67,156
Boart Longyear Management Ltd., 7.00%, 4/01/21 (b)	USD	90	89,325
			156,481
Construction Materials — 0.2%
Calcipar SA, 6.88%, 5/01/18 (b)		155	146,862
Xefin Lux SCA, 8.00%, 6/01/18 (b)	EUR	113	149,339
			296,201
Consumer Finance — 1.5%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	320	324,000
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (g)		145	145,003
7.80%, 6/01/12		300	309,007
7.00%, 4/15/15		890	950,075
			1,728,085
Containers & Packaging — 1.1%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	285	383,815
Berry Plastics Corp., 8.25%, 11/15/15	USD	65	66,950
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR	120	150,833
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	175	183,750
OI European Group BV, 6.88%, 3/31/17	EUR	100	136,467
Pregis Corp., 12.38%, 10/15/13	USD	349	321,080
Rock-Tenn Co., 9.25%, 3/15/16		25	26,250
			1,269,145
Diversified Financial Services — 5.3%
Ally Financial, Inc.:
7.50%, 12/31/13		90	92,700
8.30%, 2/12/15		230	241,500
6.25%, 12/01/17		230	221,241
8.00%, 3/15/20		150	151,500
7.50%, 9/15/20		290	284,925
8.00%, 11/01/31		620	606,050
8.00%, 11/01/31		390	375,153
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		205	213,713
Boparan Holdings Ltd. (b):
9.75%, 4/30/18	EUR	100	110,624
9.88%, 4/30/18	GBP	100	131,487
FCE Bank Plc:
7.13%, 1/15/13	EUR	450	648,041
4.75%, 1/19/15		200	261,443
General Motors Financial Co., Inc., 6.75%, 6/01/18 (b)	USD	220	218,900
KION Finance SA, 7.88%, 4/15/18 (b)	EUR	100	119,230
Leucadia National Corp., 8.13%, 9/15/15	USD	540	579,825
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (b)		348	355,830
Reynolds Group Issuer, Inc. (b):
8.75%, 10/15/16 (c)	EUR	172	239,666
7.13%, 4/15/19	USD	115	108,963
9.00%, 4/15/19		110	99,000
7.88%, 8/15/19		490	485,100
9.88%, 8/15/19		190	178,600
8.25%, 2/15/21		355	299,087

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
WMG Acquisition Corp. (b):
9.50%, 6/15/16	USD	55	$56,100
11.50%, 10/01/18		265	241,150
			6,319,828
Diversified Telecommunication Services — 4.2%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		480	412,800
GCI, Inc., 6.75%, 6/01/21		128	126,080
ITC Deltacom, Inc., 10.50%, 4/01/16		140	143,500
Level 3 Escrow, Inc., 8.13%, 7/01/19 (b)		1,223	1,161,850
Level 3 Financing, Inc.:
9.25%, 11/01/14		39	39,488
8.75%, 2/15/17		245	240,100
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,205	1,220,062
8.00%, 10/01/15		550	587,125
Series B, 7.50%, 2/15/14		635	642,937
Windstream Corp.:
8.13%, 8/01/13		112	119,000
7.88%, 11/01/17		323	339,554
			5,032,496
Electric Utilities — 0.5%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	500	614,104
Electronic Equipment, Instruments & Components — 0.6%
CDW LLC:
11.00%, 10/12/15	USD	5	5,100
11.50%, 10/12/15 (d)		300	306,000
8.00%, 12/15/18 (b)		200	198,000
Elster Finance BV, 6.25%, 4/15/18 (b)	EUR	104	137,442
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	105	118,388
			764,930
Energy Equipment & Services — 1.7%
Antero Resources Finance Corp., 7.25%, 8/01/19 (b)		75	72,937
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		115	111,550
Compagnie Générale de Géophysique-Veritas, 7.75%, 5/15/17		170	170,850
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		205	198,850
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		515	533,025
Key Energy Services, Inc., 6.75%, 3/01/21		205	200,900
MEG Energy Corp., 6.50%, 3/15/21 (b)		260	260,000
Oil States International, Inc., 6.50%, 6/01/19 (b)		140	140,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (b)		100	98,250
Thermon Industries, Inc., 9.50%, 5/01/17		174	182,700
			1,969,062
Food Products — 0.4%
Del Monte Foods Co., 7.63%, 2/15/19 (b)		255	253,087
JBS USA LLC, 7.25%, 6/01/21 (b)		45	40,894
Reddy Ice Corp., 11.25%, 3/15/15		210	190,575
			484,556
Health Care Equipment & Supplies — 1.7%
DJO Finance LLC:
10.88%, 11/15/14		1,070	1,106,112
7.75%, 4/15/18 (b)		50	46,500
ExamWorks Group, Inc., 9.00%, 7/15/19 (b)		128	120,640
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		505	563,075
Teleflex, Inc., 6.88%, 6/01/19		130	129,025
			1,965,352
Health Care Providers & Services — 6.1%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		190	189,050
ConvaTec Healthcare E SA (b):
7.38%, 12/15/17	EUR	200	258,570
10.50%, 12/15/18	USD	220	200,200

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Crown Newco 3 Plc, 7.00%, 2/15/18 (b)	GBP	200	$292,196
HCA, Inc.:
8.50%, 4/15/19	USD	140	152,600
6.50%, 2/15/20		550	556,188
7.25%, 9/15/20		1,565	1,608,037
7.50%, 2/15/22		580	574,200
IASIS Healthcare LLC, 8.38%, 5/15/19 (b)		340	297,500
INC Research LLC, 11.50%, 7/15/19 (b)		185	171,125
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		190	171,475
Omnicare, Inc.:
6.13%, 6/01/13		8	8,080
6.88%, 12/15/15		38	38,760
7.75%, 6/01/20		290	295,800
Symbion, Inc., 8.00%, 6/15/16 (b)		155	144,150
Tenet Healthcare Corp.:
9.00%, 5/01/15		692	733,520
10.00%, 5/01/18		312	343,200
8.88%, 7/01/19		1,175	1,245,500
			7,280,151
Health Care Technology — 1.3%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,125	1,293,750
MedAssets, Inc., 8.00%, 11/15/18 (b)		240	231,600
			1,525,350
Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		75	80,812
Diamond Resorts Corp., 12.00%, 8/15/18		550	533,500
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)		80	68,200
MGM Resorts International:
10.38%, 5/15/14		125	137,187
11.13%, 11/15/17		390	434,850
Travelport LLC:
4.95%, 9/01/14 (g)		85	64,813
9.88%, 9/01/14		20	17,050
9.00%, 3/01/16		60	48,150
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)		215	22
			1,384,584
Household Durables — 2.8%
American Standard Americas, 10.75%, 1/15/16 (b)		190	153,900
Ashton Woods USA LLC, 0.00%, 6/30/15 (b)(c)		400	287,000
Beazer Homes USA, Inc.:
8.13%, 6/15/16		145	102,225
12.00%, 10/15/17		720	730,800
9.13%, 6/15/18		240	166,500
Ideal Standard International, 11.75%, 5/01/18 (b)	EUR	100	110,611
Jarden Corp., 7.50%, 1/15/20		140	190,049
Ryland Group, Inc., 6.63%, 5/01/20	USD	280	240,800
Standard Pacific Corp.:
10.75%, 9/15/16		890	881,100
8.38%, 5/15/18		120	105,300
8.38%, 1/15/21		275	236,500
United Rentals North America, Inc., 8.38%, 9/15/20		195	177,937
			3,382,722
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (b)	EUR	100	128,567
IT Services — 1.8%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (b)	USD	310	285,200
First Data Corp. (b):
7.38%, 6/15/19		395	371,300
12.63%, 1/15/21		968	914,760

Corporate Bonds	Par (000)		Value
IT Services (concluded)
SunGard Data Systems, Inc.:
7.38%, 11/15/18	USD	270	$257,175
7.63%, 11/15/20		280	267,400
			2,095,835
Independent Power Producers & Energy Traders — 2.8%
AES Corp., 7.38%, 7/01/21 (b)		390	393,900
Calpine Corp. (b):
7.50%, 2/15/21		90	90,900
7.88%, 1/15/23		290	295,800
Energy Future Holdings Corp., 10.00%, 1/15/20		1,460	1,465,652
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		81	81,718
NRG Energy, Inc., 7.63%, 1/15/18 (b)		990	980,100
			3,308,070
Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		1,060	1,102,400
13.50%, 12/01/15		1,770	1,875,713
			2,978,113
Insurance — 1.3%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		800	820,000
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		168	174,720
Genworth Financial, Inc., 7.63%, 9/24/21		190	168,631
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		120	115,200
USI Holdings Corp., 4.16%, 11/15/14 (b)(g)		310	277,450
			1,556,001
Machinery — 1.4%
AGY Holding Corp., 11.00%, 11/15/14		700	613,375
Navistar International Corp.:
3.00%, 10/15/14 (f)		820	905,075
8.25%, 11/01/21		70	72,450
Oshkosh Corp., 8.25%, 3/01/17		10	10,275
SPX Corp., 6.88%, 9/01/17		80	83,400
			1,684,575
Media — 14.9%
AMC Networks, Inc., 7.75%, 7/15/21 (b)		100	103,500
Affinion Group, Inc., 7.88%, 12/15/18		365	323,025
CCH II LLC, 13.50%, 11/30/16		1,637	1,890,900
CCO Holdings LLC:
7.25%, 10/30/17		20	20,625
7.88%, 4/30/18		50	52,000
6.50%, 4/30/21		353	345,057
CMP Susquehanna Corp., 3.52%, 5/15/14		69	65,550
CSC Holdings, Inc., 8.50%, 4/15/14		180	194,850
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), 10.50%, 1/15/15 (b)		285	219,450
Checkout Holding Corp., 10.97%, 11/15/15 (b)(e)		310	182,900
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)		175	188,563
Clear Channel Communications, Inc., 9.00%, 3/01/21		250	201,250
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		701	743,060
Series B, 9.25%, 12/15/17		2,596	2,777,720
Cox Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		315	325,039
Loan Close 3, 12.00%, 8/15/18		360	371,612
Shares Loan, 12.00%, 8/15/18		371	383,263
Cumulus Media, Inc., 7.75%, 5/01/19 (b)		60	52,650
DISH DBS Corp.:
7.00%, 10/01/13		192	201,360
6.75%, 6/01/21 (b)		250	251,875
Gray Television, Inc., 10.50%, 6/29/15		445	429,425

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	57

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)	USD	160	$119,200
9.50%, 5/15/15		140	114,100
Intelsat Luxembourg SA:
11.25%, 6/15/16		490	512,050
11.25%, 2/04/17		150	145,500
11.50%, 2/04/17 (d)		170	165,113
11.50%, 2/04/17 (b)(d)		460	446,775
Interactive Data Corp., 10.25%, 8/01/18		480	508,800
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		155	178,250
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (b)	EUR	304	427,962
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (b)		155	218,005
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		335	322,438
Musketeer GmbH, 9.50%, 3/15/21 (b)		190	272,935
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	USD	290	292,900
Nielsen Finance LLC:
11.63%, 2/01/14		72	81,540
7.75%, 10/15/18		970	1,001,525
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (b)	GBP	100	148,532
ProQuest LLC, 9.00%, 10/15/18 (b)	USD	230	225,400
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(f)(h)		1,427	714
Regal Entertainment Group, 9.13%, 8/15/18		180	181,800
UPC Holding BV, 9.88%, 4/15/18 (b)		300	313,500
UPCB Finance II Ltd., 6.38%, 7/01/20 (b)	EUR	371	474,318
Unitymedia GmbH, 9.63%, 12/01/19 (b)		345	499,309
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH) (b):
8.13%, 12/01/17		175	252,645
8.13%, 12/01/17	USD	425	433,500
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	200	336,023
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	175	246,360
Ziggo Finance BV, 6.13%, 11/15/17 (b)		370	518,218
			17,761,086
Metals & Mining — 3.9%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	USD	120	122,700
7.38%, 2/15/16		95	96,425
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)		570	568,575
Goldcorp, Inc., 2.00%, 8/01/14 (f)		460	605,475
JMC Steel Group, 8.25%, 3/15/18 (b)		90	87,975
James River Escrow, Inc., 7.88%, 4/01/19 (b)		100	90,500
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (f)		670	973,175
Novelis, Inc., 8.75%, 12/15/20		1,625	1,710,313
Taseko Mines Ltd., 7.75%, 4/15/19		150	142,125
Vedanta Resources Plc, 8.25%, 6/07/21 (b)		200	191,000
Vulcan Materials Co., 7.50%, 6/15/21		79	77,808
			4,666,071
Multiline Retail — 1.9%
Dollar General Corp., 11.88%, 7/15/17 (d)		2,020	2,237,150
Oil, Gas & Consumable Fuels — 10.0%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		145	141,738
6.25%, 6/01/21		455	445,331
Arch Coal, Inc.:
7.25%, 10/01/20		160	157,600
7.25%, 6/15/21 (b)		385	379,225
Berry Petroleum Co., 8.25%, 11/01/16		275	283,937
Bill Barrett Corp., 9.88%, 7/15/16		20	21,950

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	USD	60	$61,200
Chesapeake Energy Corp.:
6.63%, 8/15/20		438	457,710
6.13%, 2/15/21		245	248,675
2.25%, 12/15/38 (f)		375	333,750
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		122	129,320
Concho Resources, Inc., 7.00%, 1/15/21		190	194,750
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (b)		150	121,500
Consol Energy, Inc., 8.25%, 4/01/20		905	972,875
Continental Resources, Inc., 7.13%, 4/01/21		170	175,100
Copano Energy LLC, 7.13%, 4/01/21		150	149,250
Crosstex Energy LP, 8.88%, 2/15/18		85	87,975
Denbury Resources, Inc.:
8.25%, 2/15/20		348	366,705
6.38%, 8/15/21		160	156,800
EV Energy Partners LP, 8.00%, 4/15/19 (b)		70	68,600
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		195	199,875
7.75%, 6/15/19		405	380,700
Forbes Energy Services Ltd., 9.00%, 6/15/19 (b)		165	157,163
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		360	363,600
Linn Energy LLC:
6.50%, 5/15/19 (b)		115	109,825
8.63%, 4/15/20		515	551,050
7.75%, 2/01/21 (b)		200	204,000
MarkWest Energy Partners LP, 6.75%, 11/01/20		60	61,500
Niska Gas Storage US LLC, 8.88%, 3/15/18		860	868,600
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (b)		1,910	1,914,775
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)		150	147,000
Petrohawk Energy Corp.:
10.50%, 8/01/14		180	203,400
7.88%, 6/01/15		210	226,800
7.25%, 8/15/18		145	169,106
Pioneer Natural Resources Co., 6.88%, 5/01/18		45	48,743
Precision Drilling Corp., 6.50%, 12/15/21 (b)		135	135,000
Range Resources Corp.:
8.00%, 5/15/19		200	217,500
5.75%, 6/01/21		155	155,775
SM Energy Co., 6.63%, 2/15/19 (b)		135	135,000
SandRidge Energy, Inc., 7.50%, 3/15/21 (b)		425	414,375
Teekay Corp., 8.50%, 1/15/20		250	243,124
			11,860,902
Paper & Forest Products — 2.5%
Boise Paper Holdings LLC:
9.00%, 11/01/17		60	63,750
8.00%, 4/01/20		70	71,575
Clearwater Paper Corp.:
10.63%, 6/15/16		185	202,575
7.13%, 11/01/18		270	271,350
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		755	862,216
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)		155	153,450
NewPage Corp., 11.38%, 12/31/14 (a)(h)		995	875,600
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)		65	57,850
Verso Paper Holdings LLC, 11.50%, 7/01/14		365	386,900
			2,945,266
Pharmaceuticals — 0.6%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (b)	EUR	100	137,904
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (b)	USD	80	81,000
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (b)		550	522,500
			741,404

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Professional Services — 0.6%
FTI Consulting, Inc.:
7.75%, 10/01/16	USD	275	$279,813
6.75%, 10/01/20		425	419,156
			698,969
Real Estate Investment Trusts (REITs) — 1.0%
FelCor Lodging LP, 6.75%, 6/01/19 (b)		635	596,900
Host Hotels & Resorts LP, Series R, 6.88%, 11/01/14		355	362,544
The Rouse Co. LP, 6.75%, 11/09/15		240	243,000
			1,202,444
Real Estate Management & Development — 1.6%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20		160	156,400
Realogy Corp.:
11.50%, 4/15/17 (c)		445	353,775
12.00%, 4/15/17 (c)		45	36,000
7.88%, 2/15/19 (b)		1,145	950,350
Shea Homes LP, 8.63%, 5/15/19 (b)		505	426,725
			1,923,250
Road & Rail — 1.6%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		240	245,400
8.25%, 1/15/19		355	343,462
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)		200	199,000
The Hertz Corp. (b):
7.50%, 10/15/18		420	411,600
6.75%, 4/15/19		195	181,838
7.38%, 1/15/21		540	515,700
			1,897,000
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17 (b)		260	260,000
Specialty Retail — 2.0%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		165	162,113
Hillman Group, Inc., 10.88%, 6/01/18		250	252,500
House of Fraser Plc, 8.88%, 8/15/18 (b)	GBP	129	177,999
Limited Brands, Inc., 8.50%, 6/15/19	USD	70	78,838
Phones4u Finance Plc, 9.50%, 4/01/18 (b)	GBP	130	162,492
QVC, Inc. (b):
7.13%, 4/15/17	USD	105	109,725
7.50%, 10/01/19		285	307,087
7.38%, 10/15/20		90	96,750
Sonic Automotive, Inc., 9.00%, 3/15/18		175	177,625
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)		200	194,000
United Auto Group, Inc., 7.75%, 12/15/16		655	663,187
			2,382,316
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		198	186,120
Wireless Telecommunication Services — 4.0%
Cricket Communications, Inc.:
10.00%, 7/15/15		325	335,480
7.75%, 5/15/16		290	293,625
Digicel Group Ltd. (b):
8.88%, 1/15/15		370	370,000
9.13%, 1/15/15		1,220	1,220,000
8.25%, 9/01/17		565	565,000
10.50%, 4/15/18		200	212,000
FiberTower Corp., 9.00%, 1/01/16 (d)		155	120,800
iPCS, Inc., 2.38%, 5/01/13 (g)		330	306,075
Intelsat Jackson Holdings SA, 7.50%, 4/01/21 (b)		70	67,725

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	USD	160	$162,200
6.63%, 11/15/20		420	392,700
NII Capital Corp., 7.63%, 4/01/21		172	175,440
Sprint Capital Corp., 6.88%, 11/15/28		550	492,250
			4,713,295
Total Corporate Bonds — 101.2%			120,248,744

Floating Rate Loan Interests (g)
Airlines — 0.3%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		350	322,584
Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		300	301,500
Chemicals — 0.2%
Styron Sarl, Term Loan B, 6.00%, 8/02/17		209	191,767
Commercial Services & Supplies — 1.6%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		230	221,571
Adesa, Inc. (FKA KAR Holdings, Inc.), Term Loan B, 5.00%, 5/19/17		1,000	950,000
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		325	322,832
Volume Services America, Inc. (FKA Centerplate), Term Loan B, 10.50%-10.75%, 9/16/16		447	427,273
			1,921,676
Consumer Finance — 1.8%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		2,275	2,107,219
Diversified Consumer Services — 0.0%
ServiceMaster Co.:
Closing Date Term Loan, 2.72%, 7/24/14		41	37,804
Delayed Draw Term Loan, 2.73%, 7/24/14		4	3,765
			41,569
Diversified Telecommunication Services — 0.6%
Hawaiian Telcom Communications, Inc., Term Loan, 2.64%, 11/01/15		500	499,375
Level 3 Financing, Inc., Incremental Tranche A Term Loan, 2.50%, 3/13/14		225	207,900
			707,275
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC (FKA CDW Corp.), Non-Extended Term Loan, 3.71%, 10/10/14		55	51,700
Energy Equipment & Services — 2.1%
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		901	870,213
Gas Co. Term Loan, 9.25%, 8/04/16		1,649	1,620,142
			2,490,355
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		400	392,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	59

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (g)	Par (000)			Value
Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15	USD	261		$255,506
Tranche A Term Loan, 8.50%, 3/02/15		195		190,759
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16		356		335,932
				782,197
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., Term Loan B3, 3.25%, 1/28/15		171		146,950
Travelport LLC (FKA Travelport, Inc.), Term Loan, 8.29%, 3/27/12 (d)		621		342,005
				488,955
Independent Power Producers & Energy Traders — 1.3%
The AES Corp., Term Loan B, 4.25%, 6/01/18		499		479,049
Texas Competitive Electric Holdings Co., LLC (FKA TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17		1,481		1,086,926
				1,565,975
Media — 4.2%
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		728		694,762
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14		425		341,245
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		3,292		3,151,851
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		750		774,375
				4,962,233
Oil, Gas & Consumable Fuels — 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		918		908,767
Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, Term Loan, with PIK option, 6.51% – 7.26%, 2/01/13		516		443,860
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		689		669,865
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan C, 4.44%, 10/10/16		41		34,078
Extended Term Loan B, 4.52%, 10/10/16		245		201,934
				236,012
Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14		61		52,601
Wireless Telecommunication Services — 1.2%
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15		803		806,758
PIK Term Loan B, 6.25%, 7/11/16		600		603,000
				1,409,758
Total Floating Rate Loan Interests — 16.9%				20,047,868

Other Interests (i)		Beneficial Interest (000)		Value
Auto Components — 0.4%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests	USD	—	(j)	$502,594
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		5		476
Total Other Interests — 0.4%				503,070

Preferred Securities

Capital Trusts	Par (000)
Genworth Financial, Inc., 6.15%, 11/15/66 (g)		390		234,000
Total Capital Trusts — 0.2%				234,000

Preferred Stocks	Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)(b)(f)		1,500		168,937
Automobiles — 0.4%
General Motors Co., 4.75% (f)		12,200		486,414
Diversified Financial Services — 0.9%
Ally Financial, Inc., 7.00% (b)		1,413		1,075,161
Media — 0.2%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(g)		16,138		137,173
Emmis Communications Corp., Series A, 6.25%		10,300		146,981
				284,154
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)		4,171		66,486
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 7.00% (a)		10,000		30,000
Freddie Mac, Series Z, 8.38% (a)(g)		31,930		71,204
				101,204
Total Preferred Stocks — 1.8%				2,182,356

Trust Preferreds
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)		39,980		850,373
Total Trust Preferreds — 0.7%				850,373
Total Preferred Securities — 2.7%				3,266,729

Warrants (k)
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)		40,759		104,160
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		167		2
HMH Holdings/EduMedia (Expires 3/09/17)		3,476		—
				2
Total Warrants — 0.1%				104,162
Total Long-Term Investments (Cost — $149,008,774) — 122.2%				145,193,694

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (l)(m)	822,452	$822,452
Total Short-Term Securities (Cost — $822,452) — 0.7%		822,452

Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
SPDR S&P 500 ETF Trust, Strike Price USD 120.00, Expires 9/17/11	62	13,951
Total Options Purchased (Cost — $13,951) — 0.0%		13,951
Total Investments (Cost — $149,845,177*) — 122.9%		146,030,097
Liabilities in Excess of Other Assets — (22.9)%		(27,221,551)
Net Assets — 100.0%		$118,808,546

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$150,023,409
Gross unrealized appreciation	$3,555,750
Gross unrealized depreciation	(7,549,062)
Net unrealized depreciation	$(3,993,312)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Convertible security.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Amount is less than $500.

(k)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund Institutional Class	2,032,818	(1,210,366)	822,452	$818

(m)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/ or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
86	S&P 500 Index E-mini	Chicago Mercantile	September 2011	$5,049,894	$(186,216)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	90,000	USD	129,396	Royal Bank of Scotland	9/02/11	$(110)
USD	1,385,351	GBP	867,000	Royal Bank of Scotland	10/07/11	(21,491)
USD	7,352,621	EUR	5,129,000	Citibank NA	10/26/11	(10,137)
USD	408,150	EUR	285,000	Deutsche Bank AG	10/26/11	(972)
USD	129,312	EUR	90,000	Royal Bank of Scotland	10/26/11	115
Total						$(32,595)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	61

Schedule of Investments (concluded)	BlackRock High Income Shares (HIS)

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	—	$1	$1,023,120	$1,023,121
Corporate Bonds	—	118,444,674	1,804,070	120,248,744
Floating Rate Loan Interests	—	16,508,702	3,539,166	20,047,868
Other Interests	—	502,594	476	503,070
Preferred Securities	$1,651,458	1,478,098	137,173	3,266,729
Warrants	—	—	104,162	104,162
Short-Term Securities	822,452	—	—	822,452
Total	$2,473,910	$136,934,069	$6,608,167	$146,016,146

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$13,951	—	—	$13,951
Foreign currency exchange contracts	—	$115	—	115
Liabilities:
Equity contracts	(186,216)	—	—	(186,216)
Foreign currency exchange contracts	—	(32,710)	—	(32,710)
Total	$(172,265)	$(32,595)	—	$(204,860)

[1]

Derivative financial instruments are financial futures contracts, foreign currency exchange contracts and options. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2010	$283,463	$3,070,692	$5,191,058	$953	$417,114	—	$(2,026)	$8,961,254
Accrued discounts/premiums	—	—	4,806	—	—	—	—	4,806
Net realized gain (loss)	(2,246,360)	570,573	105,461	—	831,079	—	—	(739,247)
Net change in unrealized appreciation/depreciation[2]	1,464,631	(447,265)	(83,644)	(477)	52,490	$104,160	2,026	1,091,921
Purchases	1,779,322	36,619	1,775,484	—	—	2	—	3,591,427
Sales	(257,936)	(1,426,706)	(3,501,748)	—	(1,163,510)	—	—	(6,349,900)
Transfers in3	—	157	795,938	—	—	—	—	796,095
Transfers out[3]	—	—	(748,189)	—	—	—	—	(748,189)
Balance, as of August 31, 2011	$1,023,120	$1,804,070	$3,539,166	$476	$137,173	$104,162	—	$6,608,167

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $(1,152,386).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value
Capital Markets — 0.1%
E*Trade Financial Corp.	4,900	$60,564
Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd.	2,234	4,562
Ainsworth Lumber Co. Ltd. (b)	2,507	5,120
		9,682
Software — 0.1%
Bankruptcy Management Solutions, Inc.	91	1
HMH Holdings/EduMedia	13,576	27,152
		27,153
Total Common Stocks — 0.2%		97,399

Corporate Bonds	Par (000)
Aerospace & Defense — 1.0%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18 (b)	$250	235,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	200	205,500
		440,500
Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	112	116,882
Series 2, 12.38%, 10/08/15	114	118,072
		234,954
Airlines — 1.8%
Air Canada, 9.25%, 8/01/15 (b)	150	144,000
American Airlines, Inc.:
Series 2001-2, 7.86%, 4/01/13	20	20,000
Series 2011-1-B, 7.00%, 1/31/18 (b)	79	68,346
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)	90	87,750
Series 2010-1-B, 6.00%, 1/12/19	100	92,500
US Airways, Pass-Through Trust, 10.88%, 10/22/14	110	107,250
United Air Lines, Inc., 12.75%, 7/15/12	246	256,568
		776,414
Auto Components — 2.3%
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (b)	35	32,550
Delphi Corp., 6.13%, 5/15/21 (b)	30	28,950
Ford Motor Co., 7.45%, 7/16/31	100	109,637
Icahn Enterprises LP, 8.00%, 1/15/18	650	656,500
Stanadyne Corp., Series 1, 10.00%, 8/15/14	90	87,300
Tenneco, Inc., 7.75%, 8/15/18	90	94,050
		1,008,987
Beverages — 0.1%
Cott Beverages, Inc., 8.13%, 9/01/18	43	44,505
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (b)	61	62,461
Building Products — 1.1%
Building Materials Corp. of America, 6.75%, 5/01/21 (b)	250	239,375
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	80	79,200
9.00%, 1/15/21	165	141,075
		459,650
Capital Markets — 1.0%
American Capital Ltd., 8.96%, 12/31/13 (c)	90	89,368
E*Trade Financial Corp.:
12.50%, 11/30/17 (b)(d)	145	166,750
Series A, 2.51%, 8/31/19 (e)(f)	71	84,845

Corporate Bonds	Par (000)	Value
Capital Markets (concluded)
KKR Group Finance Co., 6.38%, 9/29/20 (b)	$110	$117,035
		457,998
Chemicals — 3.3%
American Pacific Corp., 9.00%, 2/01/15	140	137,550
American Rock Salt Co. LLC, 8.25%, 5/01/18 (b)	23	21,333
Celanese US Holdings LLC, 5.88%, 6/15/21	165	165,412
Chemtura Corp., 7.88%, 9/01/18	65	66,787
Hexion U.S. Finance Corp.:
8.88%, 2/01/18	85	79,475
9.00%, 11/15/20	50	43,625
Huntsman International LLC, 8.63%, 3/15/21	25	26,094
Ineos Finance Plc, 9.00%, 5/15/15 (b)	100	101,250
Kinove German Bondco GmbH, 9.63%, 6/15/18 (b)	200	192,000
Kraton Polymers LLC, 6.75%, 3/01/19	20	19,200
Lyondell Chemical Co., 11.00%, 5/01/18	255	284,644
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)	30	30,975
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)	100	99,000
Omnova Solutions, Inc., 7.88%, 11/01/18	90	78,975
PolyOne Corp., 7.38%, 9/15/20	35	36,050
TPC Group LLC, 8.25%, 10/01/17 (b)	55	56,375
		1,438,745
Commercial Banks — 2.6%
CIT Group, Inc.:
7.00%, 5/01/15	90	89,550
7.00%, 5/01/16	385	383,075
7.00%, 5/01/17	587	579,662
7.00%, 5/02/17 (b)	90	88,875
		1,141,162
Commercial Services & Supplies — 1.7%
ACCO Brands Corp., 10.63%, 3/15/15	125	136,719
ARAMARK Corp., 8.50%, 2/01/15	10	10,325
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)	190	183,736
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	85	80,112
Mobile Mini, Inc., 7.88%, 12/01/20	60	58,350
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (b)	100	107,500
8.25%, 2/01/21	148	138,010
West Corp., 8.63%, 10/01/18	25	24,375
		739,127
Communications Equipment — 0.6%
Avaya, Inc., 7.00%, 4/01/19 (b)	250	225,000
EH Holding Corp., 7.63%, 6/15/21 (b)	20	19,900
		244,900
Construction & Engineering — 0.1%
Boart Longyear Management Ltd., 7.00%, 4/01/21 (b)	35	34,738
Construction Materials — 0.1%
Calcipar SA, 6.88%, 5/01/18 (b)	55	52,113
Consumer Finance — 2.3%
Credit Acceptance Corp., 9.13%, 2/01/17	120	121,500
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (g)	110	110,002
7.00%, 4/15/15	500	533,750
6.63%, 8/15/17	230	240,786
		1,006,038
Containers & Packaging — 0.5%
Berry Plastics Corp., 8.25%, 11/15/15	25	25,750
Graphic Packaging International, Inc., 7.88%, 10/01/18	60	63,000
Pregis Corp., 12.38%, 10/15/13	110	101,200
Rock-Tenn Co., 9.25%, 3/15/16	10	10,500
		200,450

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	63

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services — 5.2%
Ally Financial, Inc.:
8.30%, 2/12/15	$150	$157,500
6.25%, 12/01/17	100	96,192
8.00%, 3/15/20	300	303,000
7.50%, 9/15/20	120	117,900
8.00%, 11/01/31	460	449,650
8.00%, 11/01/31	140	134,670
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	75	78,187
Leucadia National Corp.:
8.13%, 9/15/15	200	214,750
7.13%, 3/15/17	110	111,925
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (b)	250	255,625
Reynolds Group Issuer, Inc. (b):
7.88%, 8/15/19	100	99,000
6.88%, 2/15/21	65	60,450
8.25%, 2/15/21	110	92,675
WMG Acquisition Corp. (b):
9.50%, 6/15/16	20	20,400
11.50%, 10/01/18	95	86,450
		2,278,374
Diversified Telecommunication Services — 4.4%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	195	167,700
Level 3 Escrow, Inc., 8.13%, 7/01/19 (b)	520	494,000
Level 3 Financing, Inc., 8.75%, 2/15/17	15	14,700
Qwest Communications International, Inc.:
7.50%, 2/15/14	685	693,562
8.00%, 10/01/15	200	213,500
Series B, 7.50%, 2/15/14	270	273,375
Windstream Corp.:
8.13%, 8/01/13	25	26,563
7.88%, 11/01/17	55	57,819
		1,941,219
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC, 8.00%, 12/15/18 (b)	190	188,100
Jabil Circuit, Inc., 8.25%, 3/15/18	40	45,100
		233,200
Energy Equipment & Services — 1.6%
Antero Resources Finance Corp., 7.25%, 8/01/19 (b)	25	24,313
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	40	38,800
Compagnie Générale de Géophysique-Veritas, 7.75%, 5/15/17	65	65,325
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)	75	72,750
Frac Tech Services LLC, 7.13%, 11/15/18 (b)	190	196,650
Key Energy Services, Inc., 6.75%, 3/01/21	75	73,500
MEG Energy Corp., 6.50%, 3/15/21 (b)	95	95,000
Oil States International, Inc., 6.50%, 6/01/19 (b)	50	50,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (b)	35	34,387
Thermon Industries, Inc., 9.50%, 5/01/17	61	64,050
		714,775
Food Products — 0.3%
Blue Merger Sub, Inc., 7.63%, 2/15/19 (b)	90	89,325
Darling International, Inc., 8.50%, 12/15/18	40	43,300
JBS USA LLC, 7.25%, 6/01/21 (b)	15	13,631
Smithfield Foods, Inc., 10.00%, 7/15/14	6	6,780
		153,036
Health Care Equipment & Supplies — 1.4%
DJO Finance LLC:
10.88%, 11/15/14	385	397,994
7.75%, 4/15/18 (b)	20	18,600
ExamWorks Group, Inc., 9.00%, 7/15/19 (b)	46	43,355

Corporate Bonds	Par (000)	Value
Health Care Equipment & Supplies (concluded)
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)	$80	$89,200
Teleflex, Inc., 6.88%, 6/01/19	50	49,625
		598,774
Health Care Providers & Services — 6.0%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	65	64,675
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	200	182,000
HCA, Inc.:
8.50%, 4/15/19	65	70,850
6.50%, 2/15/20	205	207,306
7.88%, 2/15/20	100	106,000
7.25%, 9/15/20	455	467,513
7.50%, 2/15/22	215	212,850
IASIS Healthcare LLC, 8.38%, 5/15/19 (b)	125	109,375
INC Research LLC, 11.50%, 7/15/19 (b)	70	64,750
inVentiv Health, Inc., 10.00%, 8/15/18 (b)	70	63,175
Omnicare, Inc.:
6.88%, 12/15/15	77	78,540
7.75%, 6/01/20	105	107,100
Symbion, Inc., 8.00%, 6/15/16 (b)	55	51,150
Tenet Healthcare Corp.:
9.00%, 5/01/15	259	274,540
10.00%, 5/01/18	279	306,900
8.88%, 7/01/19	245	259,700
		2,626,424
Health Care Technology — 1.3%
IMS Health, Inc., 12.50%, 3/01/18 (b)	410	471,500
MedAssets, Inc., 8.00%, 11/15/18 (b)	90	86,850
		558,350
Hotels, Restaurants & Leisure — 1.8%
Diamond Resorts Corp., 12.00%, 8/15/18	200	194,000
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)	30	25,575
MGM Mirage, 13.00%, 11/15/13	25	28,656
MGM Resorts International, 10.38%, 5/15/14	465	510,337
Travelport LLC:
4.88%, 9/01/14 (g)	20	15,250
9.88%, 9/01/14	5	4,263
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)	25	3
		778,084
Household Durables — 2.0%
Ashton Woods USA LLC, 0.00%, 6/30/15 (b)(i)	145	104,037
Beazer Homes USA, Inc.:
8.13%, 6/15/16	50	35,250
12.00%, 10/15/17	40	40,600
9.13%, 6/15/18	105	72,844
Jarden Corp., 8.00%, 5/01/16	40	42,650
Ryland Group, Inc., 6.63%, 5/01/20	100	86,000
Standard Pacific Corp.:
10.75%, 9/15/16	300	297,000
8.38%, 5/15/18	40	35,100
8.38%, 1/15/21	100	86,000
United Rentals North America, Inc., 8.38%, 9/15/20	70	63,875
		863,356
IT Services — 2.1%
First Data Corp. (b):
7.38%, 6/15/19	145	136,300
8.88%, 8/15/20	90	89,100
12.63%, 1/15/21	331	312,795

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
IT Services (concluded)
SunGard Data Systems, Inc.:
10.63%, 5/15/15	$100	$106,000
7.38%, 11/15/18	170	161,925
7.63%, 11/15/20	100	95,500
		901,620
Independent Power Producers & Energy Traders — 2.9%
AES Corp., 7.38%, 7/01/21 (b)	145	146,450
Calpine Corp. (b):
7.50%, 2/15/21	35	35,350
7.88%, 1/15/23	105	107,100
Energy Future Holdings Corp., 10.00%, 1/15/20	575	577,226
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	28	28,248
NRG Energy, Inc., 7.63%, 1/15/18 (b)	360	356,400
		1,250,774
Industrial Conglomerates — 2.3%
Sequa Corp. (b):
11.75%, 12/01/15	350	364,000
13.50%, 12/01/15	586	620,924
		984,924
Insurance — 0.6%
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)	61	63,440
Genworth Financial, Inc., 7.63%, 9/24/21	70	62,127
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)	40	38,400
USI Holdings Corp., 4.16%, 11/15/14 (b)(g)	100	89,500
		253,467
Machinery — 1.2%
AGY Holding Corp., 11.00%, 11/15/14	170	148,963
Navistar International Corp.:
3.00%, 10/15/14 (e)	260	286,975
8.25%, 11/01/21	50	51,750
Oshkosh Corp., 8.25%, 3/01/17	10	10,275
SPX Corp., 6.88%, 9/01/17	30	31,275
		529,238
Media — 12.3%
AMC Entertainment, Inc., 9.75%, 12/01/20	25	24,125
AMC Networks, Inc., 7.75%, 7/15/21 (b)	40	41,400
Affinion Group, Inc., 7.88%, 12/15/18	130	115,050
CCH II LLC, 13.50%, 11/30/16	179	206,170
CMP Susquehanna Corp., 3.52%, 5/15/14	23	21,850
CSC Holdings, Inc., 8.50%, 4/15/14	80	86,600
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), 10.50%, 1/15/15 (b)	110	84,700
Checkout Holding Corp., 10.67%, 11/15/15 (b)(f)	110	64,900
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)	65	70,037
Clear Channel Communications, Inc., 9.00%, 3/01/21	90	72,450
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	251	266,060
Series B, 9.25%, 12/15/17	946	1,012,220
Cox Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18	126	130,015
Loan Close 3, 12.00%, 8/15/18	144	148,645
Shares Loan, 12.00%, 8/15/18	149	153,306
Cumulus Media, Inc., 7.75%, 5/01/19 (b)	25	21,938
DISH DBS Corp.:
7.00%, 10/01/13	40	41,950
6.75%, 6/01/21 (b)	200	201,500
Gannett Co., Inc., 10.00%, 4/01/16	60	66,000
Gray Television, Inc., 10.50%, 6/29/15	250	241,250
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)	50	37,250
9.50%, 5/15/15	45	36,675

Corporate Bonds	Par (000)	Value
Media (concluded)
Intelsat Luxembourg SA:
11.25%, 6/15/16	$170	$177,650
11.25%, 2/04/17	20	19,400
11.50%, 2/04/17 (d)	60	58,275
Interactive Data Corp., 10.25%, 8/01/18	170	180,200
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	55	63,250
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	125	120,312
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	105	106,050
The New York Times Co., 6.63%, 12/15/16	225	226,406
Nielsen Finance LLC, 7.75%, 10/15/18	600	619,500
ProQuest LLC, 9.00%, 10/15/18 (b)	85	83,300
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(e)(h)	414	207
Regal Entertainment Group, 9.13%, 8/15/18	55	55,550
UPC Holding BV, 9.88%, 4/15/18 (b)	100	104,500
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH), 8.13%, 12/01/17 (b)	400	408,000
		5,366,691
Metals & Mining — 3.0%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	45	46,013
7.38%, 2/15/16	35	35,525
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)	205	204,487
Goldcorp, Inc., 2.00%, 8/01/14 (e)	85	111,881
JMC Steel Group, 8.25%, 3/15/18 (b)	35	34,213
James River Escrow, Inc., 7.88%, 4/01/19 (b)	35	31,675
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	90	130,725
Novelis, Inc., 8.75%, 12/15/20	585	615,712
Taseko Mines Ltd., 7.75%, 4/15/19	55	52,113
Vulcan Materials Co., 7.50%, 6/15/21	32	31,517
		1,293,861
Multiline Retail — 2.4%
Dollar General Corp., 11.88%, 7/15/17 (d)	929	1,028,867
Oil, Gas & Consumable Fuels — 9.0%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	60	58,650
6.25%, 6/01/21	160	156,600
Arch Coal, Inc.:
7.25%, 10/01/20	55	54,175
7.25%, 6/15/21 (b)	140	137,900
Berry Petroleum Co., 8.25%, 11/01/16	80	82,600
Bill Barrett Corp., 9.88%, 7/15/16	5	5,488
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	20	20,400
Chesapeake Energy Corp.:
6.63%, 8/15/20	76	79,420
6.13%, 2/15/21	90	91,350
2.25%, 12/15/38 (e)	125	111,250
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	45	47,700
Concho Resources, Inc., 7.00%, 1/15/21	70	71,750
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (b)	60	48,600
Consol Energy, Inc., 8.25%, 4/01/20	330	354,750
Continental Resources, Inc., 7.13%, 4/01/21	60	61,800
Copano Energy LLC, 7.13%, 4/01/21	55	54,725
Crosstex Energy LP, 8.88%, 2/15/18	30	31,050
Denbury Resources, Inc.:
8.25%, 2/15/20	119	125,396
6.38%, 8/15/21	60	58,800
EV Energy Partners LP, 8.00%, 4/15/19 (b)	25	24,500
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17	70	71,750
7.75%, 6/15/19	150	141,000
Forbes Energy Services Ltd., 9.00%, 6/15/19 (b)	60	57,150
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)	130	131,300

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	65

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Linn Energy LLC:
6.50%, 5/15/19 (b)	$40	$38,200
8.63%, 4/15/20	50	53,500
7.75%, 2/01/21 (b)	165	168,300
MarkWest Energy Partners LP, 6.75%, 11/01/20	25	25,625
Niska Gas Storage US LLC, 8.88%, 3/15/18	315	318,150
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (b)	700	701,750
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)	55	53,900
Petrohawk Energy Corp.:
10.50%, 8/01/14	65	73,450
7.88%, 6/01/15	15	16,200
7.25%, 8/15/18	55	64,144
Pioneer Natural Resources Co., 6.88%, 5/01/18	15	16,248
Precision Drilling Corp., 6.50%, 12/15/21 (b)	45	45,000
Range Resources Corp.:
8.00%, 5/15/19	25	27,187
5.75%, 6/01/21	55	55,275
SM Energy Co., 6.63%, 2/15/19 (b)	45	45,000
SandRidge Energy, Inc., 7.50%, 3/15/21 (b)	160	156,000
		3,936,033
Paper & Forest Products — 2.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)	21	14,891
Boise Paper Holdings LLC:
9.00%, 11/01/17	20	21,250
8.00%, 4/01/20	30	30,675
Clearwater Paper Corp.:
10.63%, 6/15/16	70	76,650
7.13%, 11/01/18	95	95,475
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	285	325,472
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)	55	54,450
NewPage Corp., 11.38%, 12/31/14 (a)(h)	365	321,200
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)	25	22,250
Verso Paper Holdings LLC, 11.50%, 7/01/14	135	143,100
		1,105,413
Pharmaceuticals — 0.6%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (b)	30	30,375
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (b)	225	213,750
		244,125
Professional Services — 0.6%
FTI Consulting, Inc.:
7.75%, 10/01/16	100	101,750
6.75%, 10/01/20	150	147,938
		249,688
Real Estate Investment Trusts (REITs) — 0.2%
The Rouse Co. LP, 6.75%, 11/09/15	85	86,063
Real Estate Management & Development — 1.6%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20	55	53,762
Realogy Corp.:
11.50%, 4/15/17 (i)	165	131,175
12.00%, 4/15/17 (i)	15	12,000
7.88%, 2/15/19 (b)	435	361,050
Shea Homes LP, 8.63%, 5/15/19 (b)	185	156,325
		714,312
Road & Rail — 1.6%
Avis Budget Car Rental LLC:
9.63%, 3/15/18	85	86,913
8.25%, 1/15/19	130	125,775
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)	80	79,600

Corporate Bonds	Par (000)	Value
Road & Rail (concluded)
The Hertz Corp. (b):
7.50%, 10/15/18	$150	$147,000
6.75%, 4/15/19	70	65,275
7.38%, 1/15/21	195	186,225
		690,788
Semiconductors & Semiconductor Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17 (b)	50	50,000
Specialty Retail — 1.7%
Asbury Automotive Group, Inc.:
7.63%, 3/15/17	60	59,250
8.38%, 11/15/20	60	58,950
Limited Brands, Inc., 8.50%, 6/15/19	140	157,675
QVC, Inc. (b):
7.13%, 4/15/17	40	41,800
7.50%, 10/01/19	100	107,750
7.38%, 10/15/20	35	37,625
Sonic Automotive, Inc., 9.00%, 3/15/18	65	65,975
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)	70	67,900
United Auto Group, Inc., 7.75%, 12/15/16	165	167,062
		763,987
Wireless Telecommunication Services — 2.8%
Cricket Communications, Inc.:
10.00%, 7/15/15	95	98,206
7.75%, 5/15/16	250	253,125
Digicel Group Ltd. (b):
9.13%, 1/15/15	294	294,000
8.25%, 9/01/17	230	230,000
iPCS, Inc., 2.38%, 5/01/13 (g)	110	102,025
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	20	20,275
6.63%, 11/15/20	120	112,200
Sprint Capital Corp., 6.88%, 11/15/28	130	116,350
		1,226,181
Total Corporate Bonds — 91.1%		39,764,366

Floating Rate Loan Interests (g)
Airlines — 0.3%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17	150	138,251
Building Products — 0.1%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17	25	25,125
Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	115	110,786
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16	100	99,333
Volume Services America, Inc. (FKA Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16	164	156,666
		366,785
Construction & Engineering — 0.6%
Safway Services LLC, Last Out Term Loan, 7.25%, 12/16/17	250	250,000
Consumer Finance — 1.8%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17	850	787,313

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (g)	Par (000)	Value
Diversified Consumer Services — 0.0%
ServiceMaster Co.:
Delayed Draw Term Loan, 2.72%, 7/24/14	$1	$1,255
Term Loan, 2.73%, 7/24/14	14	12,601
		13,856
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., Incremental Tranche A Term Loan, 2.50%, 3/13/14	75	69,300
Energy Equipment & Services — 2.1%
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16	336	324,197
Gas Co. Term Loan, 9.25%, 8/04/16	614	603,582
		927,779
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17	135	132,300
Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15	87	85,169
Tranche A Term Loan, 8.50%, 3/02/15	74	72,064
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16	178	167,966
		325,199
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., Term Loan B3, 3.25%, 1/28/15	64	55,106
Travelport LLC (FKA Travelport, Inc.), Term Loan, 8.29%, 3/27/12 (d)	220	121,487
		176,593
Independent Power Producers & Energy Traders — 0.9%
Texas Competitive Electric Holdings Co., LLC (FKA TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17	506	371,330
Media — 4.4%
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14	243	231,588
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14	146	117,190
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18	1,247	1,193,883
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	375	387,187
		1,929,848
Oil, Gas & Consumable Fuels — 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	331	328,121
Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, Term Loan, with PIK option, 6.51% – 7.26%, 2/01/13	220	188,877
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13	254	246,792
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan C, 4.44%, 10/10/16	21	17,039
Extended Term Loan B, 4.52%, 10/10/16	123	100,967
		118,006
Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14	24	21,062

Floating Rate Loan Interests (g)	Par (000)	Value
Wireless Telecommunication Services — 1.2%
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15	$268	$268,920
PIK Term Loan B, 6.25%, 7/11/16	250	251,250
		520,170
Total Floating Rate Loan Interests — 15.9%		6,936,707

Other Interests (j)	Beneficial Interest (000)
Auto Components — 2.3%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests (b)	—	(k)	992,606
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.	5		477
Total Other Interests — 2.3%			993,083

Preferred Securities	Par (000)
Capital Trusts
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (g)	145	87,000
Total Capital Trusts — 0.2%		87,000

Preferred Stocks	Shares
Automobiles — 0.4%
General Motors Co., 4.75% (e)	4,240	169,049
Media — 0.1%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(g)	5,410	45,985
Total Preferred Stocks — 0.5%		215,034

Trust Preferreds
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)	13,800	294,497
Total Trust Preferreds — 0.7%		294,497
Total Preferred Securities — 1.4%		596,531

Warrants (l)
Diversified Telecommunication Services — 0.0%
NEON Communications, Inc. (Expires 12/02/12)	53,622	1
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)	13,665	34,920
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	61	1
HMH Holdings/EduMedia (Expires 3/09/17)	1,184	—
		1
Total Warrants — 0.1%		34,922
Total Long-Term Investments (Cost — $48,488,438) — 111.0%		48,423,008

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	67

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (m)(n)	421,345	$421,345
Total Short-Term Securities (Cost — $421,345) — 0.9%		421,345

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/01/19, Broker Goldman Sachs Bank USA	3	—
Total Options Purchased (Cost — $2,933) — 0.0%		—
Total Investments (Cost — $48,912,716*) — 111.9%		48,844,353
Liabilities in Excess of Other Assets — (11.9)%		(5,200,115)
Net Assets — 100.0%		$43,644,238

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$48,957,922
Gross unrealized appreciation	$1,588,167
Gross unrealized depreciation	(1,701,736)
Net unrealized depreciation	$(113,569)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Amount is less than $500.

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at at August 31, 2010	Net Activity	Shares Held at at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,573,222	(1,151,877)	421,345	$2,303

(n)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank & Co.	12/20/15	$125	$28,582
Republic of Hungary	1.00%	Deutsche	12/20/15	$50	1,057
		Bank AG
Israel (State of)	1.00%	Deutsche	3/20/16	$100	(1,029)
		Bank AG
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	$225	4,581
Total					$33,191

•	Credit default swaps on traded indexes — sold protection outstanding as of August 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Index Series 16	5.00%	Credit Suisse Securities (USA) LLC	6/20/16	B+	$1,500	$52,312
Dow Jones	5.00%	Deutsche	6/20/16	B+	$1,500	46,703
CDX North		Bank AG
America High
Yield Index
Series 16
Total						$99,015

	[1]	Using S&P’s rating.

	[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of August 31, 2011 were as follows:

Interest Rate Receivable	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
3.11%	Bank of America NA	8/02/21	$315	$2,679	(a)
3.09%	Deutsche Bank AG	8/03/21	$240	1,829	(a)
3.15%	Credit Suisse Securities (USA) LLC	8/11/21	$240	2,465	(a)
3.11%	Deutsche Bank AG	8/11/21	$240	2,039	(a)
Total				$9,012

(a)	Based on the change in the return of the Consumer Price Index for All Urban Consumers.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (concluded)	BlackRock High Yield Trust (BHY)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$65,127	$5,120	$27,152	$97,399
Corporate Bonds	—	39,075,386	688,980	39,764,366
Floating Rate Loan Interests	—	5,293,996	1,642,711	6,936,707
Other Interests	—	992,606	477	993,083
Preferred Securities	463,546	87,000	45,985	596,531
Warrants	—	—	34,922	34,922
Short-Term Securities	421,345	—	—	421,345
Total	$950,018	$45,454,108	$2,440,227	$48,844,353

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$133,235	—	$133,235
Other contracts	—	9,012	—	9,012
Liabilities:
Credit contracts	—	(1,029)	—	(1,029)
Total	—	$141,218	—	$141,218

[1]	Derivative financial instruments are swaps and options. Swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2010	$86,010	$1,514,877	$1,544,738	$953	$85,806	$1	$(4,001)	$3,228,384
Accrued discounts/premiums	—	1,034	(445)	—	—	—	—	589
Net realized gain (loss)	(429,037)	(1,396,958)	24,042	—	170,964	—	—	(1,630,989)
Net change in unrealized appreciation/depreciation[2]	418,558	1,466,898	(17,028)	(476)	28,565	34,920	4,001	1,935,438
Purchases	—	14,649	673,009	—	—	1	—	687,659
Sales	(48,379)	(911,538)	(694,866)	—	(239,350)	—	—	(1,894,133)
Transfers in3	—	18	397,969	—	—	—	—	397,987
Transfers out[3]	—	—	(284,708)	—	—	—	—	(284,708)
Balance, as of August 31, 2011	$27,152	$688,980	$1,642,711	$477	$45,985	$34,922	—	$2,440,227

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $(65,209).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	69

Schedule of Investments August 31, 2011	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 5.8%
321 Henderson Receivables I LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)	USD	844	$842,195
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.27%, 1/15/16 (b)		350	349,462
Citibank Omni Master Trust (a):
Series 2009-A13, Class A13, 5.35%, 8/15/18		795	875,715
Series 2009-A17, Class A17, 4.90%, 11/15/18		2,295	2,507,816
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)		1,970	1,975,911
DT Auto Owner Trust, Series 2011-2A, Class C, 3.05%, 2/16/16 (a)		1,500	1,506,067
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	396	574,151
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.33%, 7/25/37 (b)	USD	187	180,328
Nelnet Student Loan Trust, Series 2006-1, Class A5, 0.41%, 8/23/27 (b)		1,060	982,103
SLM Student Loan Trust (b):
Series 2004-B, Class A2, 0.45%, 6/15/21		240	232,827
Series 2008-5, Class A3, 1.55%, 1/25/18		525	535,591
Series 2008-5, Class A4, 1.95%, 7/25/23		2,765	2,860,101
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		683	678,852
Series 2011-S1A, Class C, 2.01%, 8/15/16		525	521,866
Series 2011-S1A, Class D, 3.15%, 8/15/16		532	528,844
Series 2011-WO, Class C, 3.19%, 10/15/15		575	583,970
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		870	873,453
Series 2010-2, Class C, 3.89%, 7/17/17		1,020	1,041,393
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		700	701,264
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		735	735,294
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		461	457,990
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		502	499,629
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		1,186	1,181,048
Small Business Administration Participation Certificates, Series 1996-20K, Class 1, 6.95%, 11/01/16		260	283,328
			21,509,198
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		4,615	361,972
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		6,606	524,361
			886,333
Total Asset-Backed Securities — 6.0%			22,395,531

Common Stocks	Shares
Software — 0.0%
Bankruptcy Management Solutions, Inc. (c)		152	1
Total Common Stocks — 0.0%			1

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
United Technologies Corp.:
4.88%, 5/01/15	USD	1,250	1,418,332
6.13%, 7/15/38		750	909,034
			2,327,366

Corporate Bonds	Par (000)		Value
Airlines — 0.4%
Continental Airlines, Inc., Series 2010-1-B, 6.00%, 1/12/19	USD	700	$647,500
United Air Lines, Inc., 12.75%, 7/15/12		786	821,019
			1,468,519
Auto Components — 0.4%
BorgWarner, Inc., 4.63%, 9/15/20		265	281,153
Icahn Enterprises LP, 8.00%, 1/15/18		1,000	1,010,000
			1,291,153
Capital Markets — 6.6%
CDP Financial, Inc. (a)(d):
3.00%, 11/25/14		1,950	2,056,318
5.60%, 11/25/39 (e)		2,955	3,391,950
Credit Suisse AG:
2.60%, 5/27/16 (a)		570	585,912
5.40%, 1/14/20 (d)		2,050	2,041,683
Credit Suisse, Inc. (USA), 6.13%, 11/15/11		700	706,905
E*Trade Financial Corp., 12.50%, 11/30/17 (f)		1,160	1,334,000
The Goldman Sachs Group, Inc.:
6.60%, 1/15/12		1,000	1,020,855
3.70%, 8/01/15		800	808,596
3.63%, 2/07/16 (d)		5,564	5,568,841
5.38%, 3/15/20		1,215	1,234,490
Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)(g)		225	112
Morgan Stanley:
2.79%, 5/14/13 (b)(d)		1,880	1,877,082
4.20%, 11/20/14		680	681,664
4.00%, 7/24/15		400	398,095
6.25%, 8/28/17 (d)		1,925	2,037,501
5.63%, 9/23/19		760	772,505
			24,516,509
Chemicals — 0.8%
American Pacific Corp., 9.00%, 2/01/15		280	275,100
CF Industries, Inc., 7.13%, 5/01/20		1,470	1,683,150
The Dow Chemical Co., 4.25%, 11/15/20		715	730,257
Nalco Co., 6.63%, 1/15/19 (a)		290	319,000
			3,007,507
Commercial Banks — 7.8%
CIT Group, Inc.:
7.00%, 5/01/15		60	59,700
7.00%, 5/01/16		90	89,550
7.00%, 5/01/17		368	363,513
7.00%, 5/02/17 (a)		50	49,375
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		1,485	1,571,849
DEPFA ACS Bank, 5.13%, 3/16/37 (a)		4,150	3,175,314
DnB NOR Boligkreditt (a):
2.10%, 10/14/15		4,005	4,096,234
2.90%, 3/29/16		2,595	2,716,869
Eksportfinans ASA (d):
2.00%, 9/15/15		2,440	2,506,473
5.50%, 6/26/17		1,000	1,193,754
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		1,400	1,393,000
HSBC Bank Plc, 3.10%, 5/24/16 (a)		695	706,542
Royal Bank of Canada, 3.13%, 4/14/15 (a)		3,855	4,106,593
Sparebanken 1 Boligkreditt (a):
1.25%, 10/25/13		1,575	1,585,763
2.63%, 5/27/17		1,675	1,731,027
Wachovia Corp., 5.25%, 8/01/14 (d)		3,420	3,658,264
			29,003,820

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies — 0.4%
ARAMARK Corp., 8.50%, 2/01/15	USD	65	$67,112
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		143	137,802
Mobile Mini, Inc., 7.88%, 12/01/20		1,320	1,283,700
West Corp., 8.63%, 10/01/18		135	131,625
			1,620,239
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	150	201,469
Construction Materials — 0.2%
Calcipar SA, 6.88%, 5/01/18 (a)	USD	440	416,900
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		220	224,802
Lafarge SA, 7.13%, 7/15/36		165	137,647
			779,349
Consumer Finance — 0.5%
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (b)		120	120,002
7.80%, 6/01/12		380	391,408
6.63%, 8/15/17		280	293,131
SLM Corp.:
6.25%, 1/25/16		651	665,610
Series A, 0.55%, 1/27/14 (b)		600	540,934
			2,011,085
Containers & Packaging — 0.2%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)	EUR	425	572,356
Pregis Corp., 12.38%, 10/15/13	USD	185	170,200
			742,556
Diversified Financial Services — 8.8%
Ally Financial, Inc.:
8.30%, 2/12/15		860	903,000
6.25%, 12/01/17		160	153,907
8.00%, 3/15/20		560	565,600
Bank of America Corp.:
3.63%, 3/17/16		300	292,790
3.75%, 7/12/16		950	937,814
7.63%, 6/01/19		500	564,810
5.63%, 7/01/20		655	663,343
Barrick North America Finance LLC, 4.40%, 5/30/21 (a)		15	15,701
Capital One Financial Corp.:
3.15%, 7/15/16		2,480	2,468,552
4.75%, 7/15/21		975	981,061
Citigroup, Inc.:
5.00%, 9/15/14		285	292,665
4.75%, 5/19/15		1,155	1,204,553
4.59%, 12/15/15 (d)		8,655	8,989,213
Citigroup, Inc.:
6.00%, 8/15/17		100	108,430
5.38%, 8/09/20		200	212,286
General Electric Capital Corp. (d):
5.50%, 1/08/20		2,150	2,371,833
6.75%, 3/15/32		3,000	3,373,113
JPMorgan Chase & Co.:
3.15%, 7/05/16		100	102,145
6.30%, 4/23/19		1,375	1,588,950
Series BKNT, 6.00%, 10/01/17 (d)		2,045	2,292,285
Novus USA Trust, 1.54%, 11/18/11 (a)(b)		850	840,351
Reynolds Group Issuer, Inc. (a):
8.75%, 10/15/16 (h)	EUR	550	766,373
7.88%, 8/15/19	USD	660	653,400
6.88%, 2/15/21		1,730	1,608,900

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
WMG Acquisition Corp. (a):
9.50%, 6/15/16	USD	160	$163,200
11.50%, 10/01/18		780	709,800
			32,824,075
Diversified Telecommunication Services — 5.0%
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)		321	304,950
Level 3 Financing, Inc., 8.75%, 2/15/17		39	38,220
Qwest Communications International, Inc.:
8.00%, 10/01/15		568	606,340
7.13%, 4/01/18		272	285,600
Series B, 7.50%, 2/15/14		290	293,625
Qwest Corp.:
7.63%, 6/15/15		192	213,600
8.38%, 5/01/16		370	421,800
6.50%, 6/01/17		103	110,339
Telecom Italia Capital SA, 4.95%, 9/30/14 (d)		4,375	4,311,878
Telefonica Emisiones SAU, 7.05%, 6/20/36		1,000	996,599
Verizon Communications, Inc.:
8.75%, 11/01/18 (d)		2,680	3,630,167
6.40%, 2/15/38 (d)		3,396	3,927,664
8.95%, 3/01/39		1,125	1,673,342
Verizon Maryland, Inc., Series A, 6.13%, 3/01/12 (d)		1,355	1,389,651
Windstream Corp., 7.88%, 11/01/17		320	336,400
			18,540,175
Electric Utilities — 5.7%
Alabama Power Co.:
3.95%, 6/01/21		460	491,825
6.00%, 3/01/39		550	672,094
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		121	162,299
5.95%, 12/15/36		217	224,997
Duke Energy Carolinas LLC:
6.10%, 6/01/37		325	380,446
6.00%, 1/15/38		850	1,019,880
EDF SA, 5.60%, 1/27/40 (a)		1,400	1,487,109
E.ON International Finance BV, 6.65%, 4/30/38 (a)(d)		1,575	1,909,261
Florida Power & Light Co., 4.95%, 6/01/35		575	619,218
Florida Power Corp.:
6.35%, 9/15/37 (d)		1,450	1,788,684
6.40%, 6/15/38		340	423,088
Georgia Power Co., 3.00%, 4/15/16		800	842,155
Hydro-Quebec:
9.40%, 2/01/21		390	592,336
8.40%, 1/15/22		730	1,060,776
8.05%, 7/07/24		1,900	2,815,202
Jersey Central Power & Light Co., 7.35%, 2/01/19		245	312,092
PacifiCorp., 6.25%, 10/15/37		650	796,869
Public Service Co. of Colorado, 6.25%, 9/01/37 (d)		1,350	1,692,164
Southern California Edison Co.:
5.63%, 2/01/36		675	784,212
Series 08-A, 5.95%, 2/01/38		1,100	1,340,446
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	750	921,156
The Toledo Edison Co., 6.15%, 5/15/37	USD	350	403,759
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		250	264,877
			21,004,945
Energy Equipment & Services — 1.4%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		335	324,950
Ensco Plc:
3.25%, 3/15/16		160	165,777
4.70%, 3/15/21		1,745	1,824,054

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	71

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Energy Equipment & Services (concluded)
Exterran Holdings, Inc., 7.25%, 12/01/18 (a)	USD	600	$582,000
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		1,110	1,148,850
MEG Energy Corp., 6.50%, 3/15/21 (a)		560	560,000
Pride International, Inc., 6.88%, 8/15/20		235	280,870
Weatherford International, Ltd., 6.75%, 9/15/40		160	174,691
			5,061,192
Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc. (d):
6.50%, 8/15/37		1,975	2,451,984
6.20%, 4/15/38		850	1,024,345
			3,476,329
Food Products — 1.1%
Blue Merger Sub, Inc., 7.63%, 2/15/19 (a)		230	228,275
Darling International, Inc., 8.50%, 12/15/18		335	362,638
JBS USA LLC, 7.25%, 6/01/21 (a)		120	109,050
Kraft Foods, Inc., 5.38%, 2/10/20		2,925	3,322,212
			4,022,175
Health Care Equipment & Supplies — 0.7%
DJO Finance LLC:
10.88%, 11/15/14		850	878,687
7.75%, 4/15/18 (a)		40	37,200
ExamWorks Group, Inc., 9.00%, 7/15/19 (a)		374	352,495
IASIS Healthcare LLC, 8.38%, 5/15/19 (a)		1,000	875,000
Teleflex, Inc., 6.88%, 6/01/19		385	382,113
			2,525,495
Health Care Providers & Services — 2.3%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		535	532,325
ConvaTec Healthcare E SA (a):
7.38%, 12/15/17	EUR	600	775,710
10.50%, 12/15/18	USD	415	377,650
HCA, Inc.:
8.50%, 4/15/19		32	34,880
6.50%, 2/15/20		1,625	1,643,281
7.25%, 9/15/20		55	56,513
7.50%, 2/15/22		1,690	1,673,100
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		400	361,000
Symbion, Inc., 8.00%, 6/15/16 (a)		455	423,150
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,110	1,176,600
10.00%, 5/01/18		370	407,000
8.88%, 7/01/19		1,150	1,219,000
			8,680,209
Health Care Technology — 0.2%
MedAssets, Inc., 8.00%, 11/15/18 (a)		650	627,250
Hotels, Restaurants & Leisure — 0.2%
El Dorado Resorts LLC, 8.63%, 6/15/19 (a)		235	200,337
Yum! Brands, Inc.:
6.25%, 4/15/16		265	310,983
5.30%, 9/15/19		175	195,316
			706,636
Household Durables — 0.6%
Beazer Homes USA, Inc., 9.13%, 5/15/19		1,260	866,250
Standard Pacific Corp.:
10.75%, 9/15/16		1,000	990,000
Standard Pacific Corp.:
8.38%, 5/15/18		285	250,087
			2,106,337
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (a)	EUR	190	244,277

Corporate Bonds	Par (000)		Value
IT Services — 1.0%
First Data Corp. (a):
7.38%, 6/15/19	USD	605	$568,700
8.88%, 8/15/20		1,000	990,000
12.63%, 1/15/21		520	491,400
SunGard Data Systems, Inc.:
7.38%, 11/15/18		650	619,125
7.63%, 11/15/20		1,100	1,050,500
			3,719,725
Independent Power Producers & Energy Traders — 1.3%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		1,955	1,972,343
NRG Energy, Inc., 7.63%, 1/15/18 (a)		2,850	2,821,500
			4,793,843
Industrial Conglomerates — 0.5%
Sequa Corp. (a):
11.75%, 12/01/15		760	790,400
13.50%, 12/01/15		927	983,130
			1,773,530
Insurance — 2.4%
American International Group, Inc., 5.45%, 5/18/17		800	814,703
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		408	424,320
Fairfax Financial Holdings, Ltd., 5.80%, 5/15/21 (a)		600	586,050
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		345	356,982
Lincoln National Corp., 6.25%, 2/15/20		630	685,024
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		340	326,400
Manulife Financial Corp., 3.40%, 9/17/15		1,625	1,653,639
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)(d)		775	845,458
Prudential Financial, Inc.:
4.75%, 9/17/15 (d)		1,220	1,305,117
7.38%, 6/15/19		300	358,858
5.38%, 6/21/20		250	269,106
4.50%, 11/15/20		400	403,879
5.70%, 12/14/36		950	922,316
			8,951,852
Life Sciences Tools & Services — 0.2%
INC Research LLC, 11.50%, 7/15/19 (a)		545	504,125
Life Technologies Corp., 5.00%, 1/15/21		105	108,401
			612,526
Machinery — 0.1%
AGY Holding Corp., 11.00%, 11/15/14		340	297,925
Navistar International Corp., 8.25%, 11/01/21		15	15,525
			313,450
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)(d)		1,100	1,188,000
Media — 7.4%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		320	331,200
Affinion Group, Inc., 7.88%, 12/15/18		1,505	1,331,925
CBS Corp.:
4.63%, 5/15/18		810	860,429
8.88%, 5/15/19		320	413,280
5.75%, 4/15/20		250	279,270
CCH II LLC, 13.50%, 11/30/16		2,265	2,615,614
CMP Susquehanna Corp., 3.42%, 5/15/14 (b)		55	52,250
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), 10.50%, 1/15/15 (a)		845	650,650
Citadel Broadcasting Corp., 7.75%, 12/15/18 (a)		500	538,750
Clear Channel Communications, Inc., 9.00%, 3/01/21		780	627,900
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		318	337,080
Series B, 9.25%, 12/15/17		1,807	1,933,490

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	USD	2,000	$2,932,868
Cox Communications, Inc., 8.38%, 3/01/39 (a)		900	1,228,604
Cumulus Media, Inc., 7.75%, 5/01/19 (a)		170	149,175
DIRECTV Holdings LLC, 3.13%, 2/15/16		1,380	1,421,724
Gray Television, Inc., 10.50%, 6/29/15		975	940,875
Intelsat Luxembourg SA:
11.25%, 6/15/16		450	470,250
11.25%, 2/04/17		170	164,900
11.50%, 2/04/17 (f)		110	106,838
NBC Universal, Inc.:
5.15%, 4/30/20		1,974	2,188,856
4.38%, 4/01/21		1,015	1,041,739
The New York Times Co., 6.63%, 12/15/16		1,800	1,811,250
News America, Inc., 4.50%, 2/15/21		40	41,147
Time Warner Cable, Inc.:
7.30%, 7/01/38		970	1,148,260
5.88%, 11/15/40		460	481,239
Time Warner, Inc.:
4.70%, 1/15/21		1,000	1,068,652
6.10%, 7/15/40		615	663,991
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		330	351,450
7.00%, 1/15/18	GBP	792	1,330,652
			27,514,308
Metals & Mining — 3.9%
Alcoa, Inc., 5.40%, 4/15/21	USD	1,450	1,453,151
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		320	326,361
Barrick Gold Corp., 2.90%, 5/30/16 (a)		2,545	2,612,715
Cliffs Natural Resources, Inc.:
4.80%, 10/01/20		240	243,163
4.88%, 4/01/21		690	695,488
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		259	260,590
Falconbridge Ltd., 6.20%, 6/15/35		1,550	1,480,751
Novelis, Inc., 8.75%, 12/15/20		4,365	4,594,163
Teck Resources Ltd., 5.38%, 10/01/15		2,350	2,587,533
Vulcan Materials Co., 7.50%, 6/15/21		306	301,383
			14,555,298
Multi-Utilities — 0.4%
Dominion Resources, Inc., 6.00%, 11/30/17		1,135	1,348,288
Multiline Retail — 0.7%
Dollar General Corp., 11.88%, 7/15/17 (f)		1,500	1,661,250
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16		950	1,049,883
			2,711,133
Oil, Gas & Consumable Fuels — 9.8%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		1,916	2,153,754
6.38%, 9/15/17		1,675	1,934,240
6.95%, 6/15/19		196	232,565
Arch Coal, Inc., 7.25%, 10/01/20		920	906,200
BP Capital Markets Plc:
3.13%, 3/10/12 (d)		1,505	1,525,345
3.13%, 10/01/15		330	345,320
Berry Petroleum Co., 8.25%, 11/01/16		160	165,200
Burlington Resources Finance Co., 7.40%, 12/01/31		950	1,271,463
Cenovus Energy, Inc., 6.75%, 11/15/39		750	889,163
Chesapeake Energy Corp., 6.63%, 8/15/20		477	498,465
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		150	174,449
Consol Energy, Inc.:
8.00%, 4/01/17		514	546,767
8.25%, 4/01/20		191	205,325

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Denbury Resources, Inc.:
8.25%, 2/15/20	USD	1,000	$1,053,750
6.38%, 8/15/21		450	441,000
Devon Energy Corp., 7.95%, 4/15/32		650	885,234
El Paso Pipeline Partners Operating Co., LLC, 6.50%, 4/01/20		240	272,531
EnCana Corp.:
6.50%, 8/15/34		70	77,855
6.63%, 8/15/37		775	857,623
Energy XXI Gulf Coast, Inc, 9.25%, 12/15/17		575	589,375
Enterprise Products Operating LLC:
5.20%, 9/01/20		790	862,836
6.13%, 10/15/39		700	735,014
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		505	575,072
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		1,300	1,484,645
6.55%, 9/15/40		110	119,502
6.38%, 3/01/41		160	170,024
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		1,052	1,143,919
MidAmerican Energy Co., 5.80%, 10/15/36		800	919,462
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		950	1,068,808
6.50%, 9/15/37		2,115	2,548,368
Nexen, Inc., 7.50%, 7/30/39		670	777,600
Petrobras International Finance Co.:
3.88%, 1/27/16		1,335	1,369,243
5.88%, 3/01/18		80	86,960
5.75%, 1/20/20		1,760	1,909,403
Premier Oil, 5.00%, 5/10/18		1,900	1,952,250
Rockies Express Pipeline LLC (a):
3.90%, 4/15/15		804	827,080
6.85%, 7/15/18		206	238,623
Suncor Energy, Inc., 6.10%, 6/01/18		1,750	2,029,937
Valero Energy Corp.:
6.13%, 2/01/20		250	278,521
6.63%, 6/15/37		169	181,516
Western Gas Partners LP, 5.38%, 6/01/21		715	752,888
Williams Partners LP, 4.13%, 11/15/20		980	980,323
Woodside Finance, Ltd., 4.60%, 5/10/21 (a)		205	216,974
			36,254,592
Paper & Forest Products — 0.6%
Clearwater Paper Corp., 7.13%, 11/01/18		1,000	1,005,000
International Paper Co., 5.30%, 4/01/15		42	45,792
NewPage Corp., 11.38%, 12/31/14 (c)(d)(g)		1,240	1,091,200
			2,141,992
Pharmaceuticals — 0.6%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	200	275,808
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (a)	USD	245	248,063
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,475	1,702,659
			2,226,530
Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		125	127,188
Real Estate Investment Trusts (REITs) — 0.1%
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/01/21		275	265,205
Real Estate Management & Development — 0.2%
Realogy Corp., 7.88%, 2/15/19 (a)		559	463,970
WEA Finance LLC, 4.63%, 5/10/21 (a)		305	297,113
			761,083

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	73

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Road & Rail — 1.2%
Avis Budget Car Rental LLC, 8.25%, 1/15/19	USD	1,000	$967,500
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		940	1,030,979
Canadian National Railway Co., 6.38%, 10/15/11		1,000	1,006,524
The Hertz Corp., 7.38%, 1/15/21 (a)		1,645	1,570,975
			4,575,978
Semiconductors & Semiconductor Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17 (a)		390	390,000
Specialty Retail — 0.3%
Home Depot Inc., 5.88%, 12/16/36		830	905,390
QVC, Inc. (a):
7.50%, 10/01/19		35	37,712
7.38%, 10/15/20		35	37,625
			980,727
Thrifts & Mortgage Finance — 0.7%
Northern Rock Plc, 5.63%, 6/22/17 (a)		290	310,827
The PMI Group, Inc., 6.00%, 9/15/16		1,400	364,000
Radian Group, Inc.:
5.63%, 2/15/13		1,400	1,085,000
5.38%, 6/15/15		1,400	906,500
			2,666,327
Wireless Telecommunication Services — 3.2%
America Movil SAB de CV, 2.38%, 9/08/16 (i)		800	793,504
Cricket Communications, Inc.:
10.00%, 7/15/15		35	36,181
7.75%, 5/15/16		850	860,625
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,595	1,801,329
Digicel Group Ltd. (a):
8.88%, 1/15/15		1,800	1,800,000
8.25%, 9/01/17		150	150,000
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		600	608,250
6.63%, 11/15/20		950	888,250
Rogers Communications, Inc., 7.50%, 8/15/38		1,175	1,538,795
Sprint Capital Corp.:
6.88%, 11/15/28		550	492,250
8.75%, 3/15/32		350	358,750
Vodafone Group Plc, 4.15%, 6/10/14 (d)		2,500	2,698,533
			12,026,467
Total Corporate Bonds — 79.9%			296,686,709

Foreign Agency Obligations
Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	160	91,944
Italy Government International Bond, 5.38%, 6/15/33	USD	470	438,638
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13 (d)		655	666,542
2.00%, 6/01/16		590	612,677
Mexico Government International Bond:
5.63%, 1/15/17		370	425,500
5.13%, 1/15/20		215	241,338
Poland Government International Bond, 5.13%, 4/21/21		705	733,200
Total Foreign Agency Obligations — 0.9%			3,209,839

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations — 5.1%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37	USD	1,100	$800,117
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.50%, 4/01/18		57	57
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,661	1,393,006
Series 2006-0A21, Class A1, 0.40%, 3/20/47 (b)		908	467,244
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		781	552,537
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.42%, 4/25/46 (b)		364	196,611
Series 2007-10, Class A22, 6.00%, 7/25/37		731	568,654
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 6.01%, 6/15/38 (b)		1,000	940,297
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,750	1,539,052
Series 2010-RR2, Class 2A, 5.99%, 9/15/39 (a)(b)		1,010	1,113,389
Series 2011-2R, Class 2A1, 2.74%, 7/27/36 (a)(b)		1,531	1,489,209
Series 2011-4R, Class 1A1, 6.23%, 9/27/37 (a)(b)		818	728,688
Series 2011-4R, Class 2A1, 4.90%, 8/27/37 (a)(b)		965	875,824
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-0A1, Class A1, 0.42%, 2/25/47 (b)		280	175,976
FHLMC Multifamily Structured Pass-Through Certificates, Series K013, Class A2, 3.97%, 1/25/21 (b)		930	995,898
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.11%, 6/19/35 (b)		1,390	1,300,675
Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A, 0.54%, 9/19/35 (b)		96	59,269
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.40%, 12/25/36 (b)		693	455,274
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		1,045	885,445
JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.75%, 3/25/37		550	476,997
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.79%, 5/25/36 (b)		749	484,254
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33		2,418	2,606,041
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 1.02%, 5/25/47 (b)		401	260,289
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-3, Class A9, 5.50%, 3/25/36		402	395,500
Series 2007-10, Class 1A21, 6.00%, 7/25/37		114	112,235
			18,872,538
Commercial Mortgage-Backed Securities — 13.3%
Banc of America Commercial Mortgage, Inc.:
Series 2006-4, Class AM, 5.68%, 7/10/46		250	235,410
Series 2007-1, Class A4, 5.45%, 1/15/49		1,380	1,464,682
Series 2007-2, Class A4, 5.82%, 4/10/49 (b)		750	791,720
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		800	860,049
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.27%, 12/10/49 (b)		2,020	2,199,356
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,100	966,384
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.21%, 12/10/49 (b)		1,515	1,617,661
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM, 5.97%, 6/10/46 (b)		1,750	1,664,775

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37	USD	705	$616,613
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		939	922,440
Class C, 4.86%, 11/05/27		740	713,248
Class D, 5.50%, 11/05/27		550	526,582
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.78%, 11/18/35		2,474	2,483,872
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.27%, 12/10/35		1,765	1,787,460
GMAC Commercial Mortgage Securities, Inc.:
Series 2002-C3, Class A2, 4.93%, 7/10/39		2,580	2,645,867
Series 2004-C3, Class A4, 4.55%, 12/10/41		2,062	2,068,202
GS Mortgage Securities Corp. II, Series 2010-C2, Class C, 5.40%, 12/10/43 (a)(b)		900	775,200
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 3/10/39		2,415	2,551,484
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35		167	166,522
Series 2004-CBX, Class A4, 4.53%, 1/12/37		1,900	1,899,169
Series 2006-CB14, Class AM, 5.64%, 12/12/44 (b)		330	306,905
Series 2006-CB16, Class AJ, 5.62%, 5/12/45		720	519,253
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C4, Class A3, 5.35%, 6/15/29		1,938	1,970,246
Series 2004-C8, Class C, 4.93%, 12/15/39		1,385	1,349,415
Series 2007-C6, Class A4, 5.86%, 7/15/40		825	878,276
Series 2007-C7, Class A3, 5.87%, 9/15/45		1,460	1,561,270
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A3, 4.47%, 10/12/41 (b)		4,280	4,283,005
Morgan Stanley Capital I, Series 2005-T17, Class A4, 4.52%, 12/13/41		2,354	2,356,274
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48		6,816	6,809,115
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		2,285	2,425,045
			49,415,500
Interest Only Collateralized Mortgage Obligations — 0.0%
Collateralized Mortgage Obligation Trust, Series 42, Class R, 6,000.00%, 10/01/14		2	103
GSMPS Mortgage Loan Trust, Series 1998-5, Class IO, 0.33%, 6/19/27 (a)(b)		2,386	62,091
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-1, Class IO, 0.65%, 3/25/22 (b)		348	4
			62,198
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Morgan Stanley Capital I, Series 1997-HF1, Class X, 2.19%, 7/15/29 (a)(b)		4	—
Morgan Stanley Reremic Trust, Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		354	352,670
			352,670
Total Non-Agency Mortgage-Backed Securities — 18.5%			68,702,906

Other Interests (k)	Beneficial Interest (000)
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		2	190
Total Other Interests — 0.0%			190

Preferred Securities	Par (000)		Value
Capital Trusts
Capital Markets — 0.3%
Credit Suisse Guernsey Ltd., 5.86% (b)(l)	USD	1,000	$865,000
State Street Capital Trust IV, 1.25%, 6/15/37 (b)		70	53,084
UBS Preferred Funding Trust V, 6.24% (b)(l)		80	72,000
			990,084
Commercial Banks — 0.5%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52% (a)(b)(l)		1,350	1,039,500
Barclays Bank Plc, 5.93% (a)(b)(l)		250	205,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		465	431,287
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		205	204,168
SunTrust Capital VIII, 6.10%, 12/15/36 (b)		55	53,350
Wachovia Capital Trust III, 5.57% (b)(l)		55	48,125
			1,981,430
Consumer Finance — 0.1%
Capital One Financial Corp., Capital V, 10.25%, 8/15/39		205	212,810
Insurance — 1.1%
The Allstate Corp., 6.50%, 5/15/67 (b)		2,150	1,967,250
American International Group, Inc., 8.18%, 5/15/68 (b)		115	114,172
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		90	110,700
Lincoln National Corp., 6.05%, 4/20/67 (b)		750	663,750
Swiss Re Capital I LP, 6.85% (a)(b)(l)		1,060	980,500
XL Group Plc, Series E, 6.50% (b)(l)		460	405,950
			4,242,322
Total Capital Trusts — 2.0%			7,426,646

Preferred Stocks	Shares
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88% (b)		8,848	230,402
Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(c)		12,873	109,421
Thrifts & Mortgage Finance — 0.1%
Fannie Mae (c):
Series O, 7.00%		40,000	120,000
Series S, 8.25%		10,000	20,500
Freddie Mac, Series Z, 8.38% (b)(c)		94,539	210,822
			351,322
Total Preferred Stocks — 0.2%			691,145
Total Preferred Securities — 2.2%			8,117,791

Taxable Municipal Bonds	Par (000)
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40	USD	950	1,075,827
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,260	1,495,595
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		670	886,544

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	75

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)			Value
New York City Municipal Water Finance Authority, RB:
Build America Bonds, 5.72%, 6/15/42	USD	690		$757,599
Second General Resolution, Series EE, 5.38%, 6/15/43		385		422,264
Second General Resolution, Series EE, 5.50%, 6/15/43		465		516,355
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550		609,268
5.60%, 3/15/40		950		1,096,765
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		395		453,026
University of California, RB, Build America Bonds, 5.95%, 5/15/45		440		462,849
Total Taxable Municipal Bonds — 2.1%				7,776,092

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.9%
Fannie Mae (d):
6.19%, 10/09/19 (m)		7,305		5,444,344
5.63%, 7/15/37 (e)		825		1,038,465
Federal Home Loan Bank (d):
5.25%, 12/09/22		700		850,540
5.37%, 9/09/24		1,100		1,362,180
Federal Housing Administration, Merrill Projects:
Series 29, 7.43%, 10/01/20		41		40,622
Series 42, 7.43%, 9/01/22		40		39,534
Resolution Funding Corp., 8.56%, 4/15/30 (m)		6,055		3,031,230
Tennessee Valley Authority, 5.25%, 9/15/39 (d)		2,405		2,826,161
				14,633,076
Collateralized Mortgage Obligations — 0.3%
Fannie Mae Mortgage-Backed Securities:
Series 1991-46, Class S, 2,461.75%, 5/25/21 (b)		—	(j)	2,821
Series 1991-87, Class S, 26.02%, 8/25/21 (b)		24		36,726
Series 2005-5, Class PK, 5.00%, 12/25/34		913		984,123
Series G-7, Class S, 1,116.37%, 3/25/21 (b)		—	(j)	1,999
Series G-17, Class S, 1,055.17%, 6/25/21 (b)		—	(j)	2,724
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(j)	2,911
Series G-49, Class S, 1,008.80%, 12/25/21 (b)		—	(j)	1,002
Freddie Mac Mortgage-Backed Securities:
Series 19, Class R, 16,196.29%, 3/15/20 (b)		4		650
Series 75, Class R, 9.50%, 1/15/21		—	(j)	1
Series 75, Class RS, 25.22%, 1/15/21 (b)		—	(j)	1
Series 173, Class R, 9.00%, 11/15/21		—	(j)	6
Series 173, Class RS, 9.21%, 11/15/21 (b)		—	(j)	6
Series 192, Class U, 1,009.03%, 2/15/22 (b)		—	(j)	—
Series 1057, Class J, 1,008.00%, 3/15/21		—	(j)	1,023
				1,033,993
Federal Deposit Insurance Corporation Guaranteed — 0.2%
General Electric Capital Corp., 2.13%, 12/21/12		525		537,480
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17		2		346
Series 89, Class 2, 8.00%, 10/01/18		3		471
Series 94, Class 2, 9.50%, 8/01/21		1		293
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(j)	225
Series 1990-136, Class S, 19.83%, 11/25/20 (b)		6		8,980
Series 1991-99, Class L, 930.00%, 8/25/21		—	(j)	1,048
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(j)	1,643
Series 1997-50, Class SI, 1.20%, 4/25/23 (b)		176		6,789
Series G-10, Class S, 1,080.00%, 5/25/21 (b)		—	(j)	6,741
Series G-12, Class S, 1,146.44%, 5/25/21 (b)		—	(j)	4,697
Series G92-5, Class H, 9.00%, 1/25/22		33		5,364

U.S. Government Sponsored Agency Securities	Par (000)			Value
Interest Only Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21	USD	—	(j)	$320
Series 200, Class R, 195,991.48%, 12/15/22 (b)		—	(j)	7
Series 1043, Class H, 43.88%, 2/15/21 (b)		4		7,621
Series 1054, Class I, 859.64%, 3/15/21 (b)		—	(j)	707
Series 1056, Class KD, 1,084.50%, 3/15/21		—	(j)	640
Series 1148, Class E, 1,167.37%, 10/15/21 (b)		—	(j)	1,981
Series 1254, Class Z, 8.50%, 4/15/22		64		13,990
Series 2611, Class QI, 5.50%, 9/15/32		2,083		282,316
				344,179
Mortgage-Backed Securities — 15.1%
Fannie Mae Mortgage-Backed Securities:
3.50%, 9/15/41 (n)		500		503,613
4.00%, 9/15/26 – 9/15/41 (n)		21,600		22,452,375
4.50%, 9/15/41 (n)		17,700		18,700,464
5.00%, 9/15/41 (n)		5,100		5,493,656
5.50%, 12/01/13 – 9/15/41 (d)(n)		5,781		6,316,863
6.00%, 3/01/16 – 4/01/35 (d)		2,269		2,534,687
Freddie Mac Mortgage-Backed Securities, 4.50%, 9/15/41 (n)		100		105,531
Ginnie Mae Mortgage-Backed Securities, 8.00%, 4/15/24 – 6/15/25 (d)		20		23,700
				56,130,889
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1 2/01/23		10		8,800
Series 228, Class 1, 6/01/23		6		5,782
Series 1993-51, Class E, 2/25/23		32		30,972
Series 1993-70, Class A, 5/25/23		5		4,513
Freddie Mac Mortgage-Backed Securities, Series 1739, Class B, 2/15/24		19		18,863
				68,930
Total US Government Sponsored Agency Securities — 19.6%				72,748,547

US Treasury Obligations
US Treasury Bonds:
8.13%, 8/15/21 (d)		1,550		2,379,250
8.00%, 11/15/21 (d)		7,065		10,806,136
6.25%, 8/15/23 (d)		4,990		6,897,897
3.50%, 2/15/39 (d)		2,865		2,827,397
4.25%, 5/15/39 (d)		2,770		3,109,757
4.38%, 5/15/40 (d)		8,225		9,412,525
4.75%, 2/15/41		1,621		1,971,541
4.38%, 5/15/41 (d)		27,085		31,041,848
3.75%, 8/15/41		600		617,250
US Treasury Notes:
0.50%, 8/15/14 (d)		1,055		1,060,686
2.50%, 4/30/15 (d)		1,035		1,109,391
2.25%, 7/31/18		2,495		2,613,707
2.63%, 8/15/20 (d)		1,105		1,158,783
3.13%, 5/15/21		1,370		1,483,888
2.13%, 8/15/21 (d)		11,812		11,712,307
Total US Treasury Obligations — 23.7%				88,202,363

Warrants (o)	Shares
Media — 0.0%
Cumulus Media, Inc., (Expires 3/26/19)		32,513		83,087

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Warrants (o)	Shares		Value
Software — 0.0%
Bankruptcy Management Solutions, Inc., (Expires 9/29/17)		152	$1
Total Warrants — 0.0%			83,088
Total Long-Term Investments (Cost — $553,159,496) — 152.9%			567,923,057

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (p)(q)		3,706,293	3,706,293
Total Short-Term Securities (Cost — $3,706,293) — 1.0%			3,706,293

Options Purchased		Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 98.25, Expires 9/16/11		317	3,963
Strike Price USD 98.50, Expires 9/16/11		222	2,775
Strike Price USD 99.25, Expires 3/16/12		441	79,931
			86,669

	Notional Amount (000)
Over-the-Counter Call Options — 0.0%
SEK Call Option, Strike Price USD 6.37, Expires 9/15/11, Broker Deutsche Bank AG	USD	2,960	45,288
USD Call Option, Strike Price USD 82.00, Expires 11/11/11, Broker Deutsche Bank AG		1,850	4,255
			49,543
Over-the-Counter Call Swaptions — 0.9%
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker JPMorgan Chase Bank NA		5,000	159,029
Receive a fixed rate of 2.20% and pay a floating rate based on 3-month LIBOR, Expires 10/28/11, Broker Goldman Sachs Bank USA		1,800	12,806
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		1,200	74,001
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		100	9,600
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		9,300	221,868
Receive a fixed rate of 3.15% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		1,400	84,536
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		1,100	107,193
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		2,500	192,369
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		5,600	582,432

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc	USD	1,600	$166,684
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Morgan Stanley & Co., Inc.		800	80,016
Receive a fixed rate of 3.81% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		1,400	122,360
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		1,600	145,138
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley & Co., Inc.		500	60,401
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		7,300	1,122,457
			3,140,890
Over-the-Counter Put Options — 0.1%
AUD Put Option:
Strike Price USD 0.90, Expires 11/11/11, Broker Royal Bank of Scotland Plc	AUD	350	3,732
Strike Price USD 0.92, Expires 11/18/11, Broker Goldman Sachs Bank USA	USD	1,985	6,868
Strike Price USD 0.92, Expires 11/18/11, Broker UBS AG		995	3,443
CAD Put Option:
Strike Price USD 1.07, Expires 11/10/11, Broker Royal Bank of Scotland Plc		500	690
Strike Price USD 1.07, Expires 11/18/11, Broker Goldman Sachs Bank USA		990	2,039
Strike Price USD 1.07, Expires 11/18/11, Broker UBS AG		495	1,020
EUR Put Option:
Strike Price GBP 0.84, Expires 10/13/11, Broker Deutsche Bank AG	EUR	600	1,207
Strike Price USD 1.41, Expires 11/16/11, Broker Deutsche Bank AG		11,755	262,241
Strike Price USD 1.31, Expires 11/18/11, Broker Goldman Sachs Bank USA	USD	3,970	16,595
Strike Price USD 1.31, Expires 11/18/11, Broker UBS AG		1,985	8,297
GBP Put Option:
Strike Price USD 1.54, Expires 11/18/11, Broker Deutsche Bank AG		6,150	31,180
Strike Price USD 1.54, Expires 11/18/11, Broker Goldman Sachs Bank USA		2,975	15,083
Strike Price USD 1.54, Expires 11/18/11, Broker UBS AG		1,490	7,554
SEK Put Option, Strike Price USD 7.00, Expires 9/26/11, Broker Deutsche Bank AG		3,250	11
			359,960
Over-the-Counter Put Swaptions — 0.2%
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA		9,400	206
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		1,200	3,359
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		100	136

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	77

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	9,300	$1,547
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		4,400	234
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		1,100	12,514
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		2,500	51,005
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		5,600	123,984
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		1,600	35,350
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Morgan Stanley & Co., Inc.		800	19,885
Pay a fixed rate of 3.81% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		1,400	44,385
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		1,600	51,468
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley & Co., Inc.		500	14,565
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Bank of America NA		6,200	63,057
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 8/11/14, Broker Morgan Stanley & Co., Inc.		7,500	56,846
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		7,300	210,088
			688,629
Total Options Purchased (Cost — $3,993,592) — 1.2%			4,325,691
Total Investments Before TBA Sale Commitments and Options Written (Cost — $560,859,384*) — 155.1%			575,955,041

TBA Sale Commitments (n)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 9/15/41		500	(503,613)
4.00%, 9/15/41		13,000	(13,471,250)
4.50%, 9/15/41		6,000	(6,339,141)
5.50%, 9/15/26		100	(108,531)
6.00%, 9/15/41		8,500	(9,408,438)
Total TBA Sale Commitments (Proceeds — $29,622,531) — (8.0)%			(29,830,973)

Options Written		Contracts	Value
Exchange-Traded Put Options — (0.0)%
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 97.75, Expires 9/16/11		317	$(1,981)
Strike Price USD 98.00, Expires 9/16/11		222	(2,775)
			(4,756)

		Notional Amount (000)
Over-the-Counter Call Options — (0.0)%
SEK Call Option, Strike Price USD 6.37, Expires 9/15/11, Broker UBS AG	USD	2,960	(45,288)
Over-the-Counter Call Swaptions — (1.8)%
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America NA		2,300	(79,996)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank NA		4,600	(206,527)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		2,300	(119,392)
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		1,100	(147,782)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		3,500	(468,616)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		9,200	(277,368)
Pay a fixed rate of 3.98% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank NA		1,800	(224,491)
Pay a fixed rate of 2.65% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		1,400	(44,800)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		1,400	(63,120)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		600	(62,130)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,000	(115,840)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(853,910)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		3,300	(593,489)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,000	(1,095,804)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America NA		3,500	(588,395)
Pay a fixed rate of 5.11% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank NA		3,800	(645,887)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		6,000	(385,286)

See Notes to Financial Statements.

78	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	USD	2,100	$(140,010)
Pay a fixed rate of 4.84% and receive a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,600	(352,767)
			(6,465,610)
Over-the-Counter Put Options — (0.0)%
EUR Put Option, Strike Price USD 1.36, Expires 11/16/11, Broker Deutsche Bank AG		11,755	(135,933)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 2.05% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Citibank NA		2,500	(586)
Receive a fixed rate of 2.05% and pay a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker JPMorgan Chase Bank NA		3,400	(796)
Receive a fixed rate of 1.15% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America NA		5,900	(796)
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Bank of America NA		2,300	(1,597)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker Citibank NA		4,600	(1,755)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		2,300	(1,799)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		1,100	(1,000)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		3,500	(4,992)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		9,200	(1,279)
Receive a fixed rate of 3.98% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank NA		1,800	(7,062)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		600	(8,904)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,000	(12,948)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(36,654)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		3,300	(24,731)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,000	(50,027)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America NA		3,500	(59,068)
Receive a fixed rate of 5.11% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank NA		3,800	(63,094)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	USD	6,000	$(95,738)
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		2,100	(32,147)
Receive a fixed rate of 4.84% and pay a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,600	(78,042)
			(483,015)
Total Options Written (Premiums Received — $4,793,809) — (1.9)%			(7,134,602)
Total Investments, Net of TBA Sale Commitments and Options Written — 145.2%			538,989,466
Liabilities in Excess of Other Assets — (45.2)%			(167,814,146)
Net Assets — 100.0%			$371,175,320

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$561,209,984
Gross unrealized appreciation	$27,649,758
Gross unrealized depreciation	(12,904,701)
Net unrealized appreciation	$14,745,057

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America NA	$793,504	—

(j)	Amount is less than $500.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	79

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

(n)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	$(845,219)	$1,469
Citigroup Global Markets, Inc.	$845,219	$(134,570)
Credit Suisse Securities (USA) LLC	—	$6,016
Deutsche Bank Securities, Inc.	$8,964,980	$90,816
Goldman Sachs & Co.	$9,086,656	$56,844
Morgan Stanley & Co., Inc.	$5,493,656	$(167,398)

(o)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(p)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity
Funds, TempFund, Institutional Class	—	3,706,293	3,706,293	$2,335

(q)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of August 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Bank of America Merrill Lynch	0.23%	4/27/11	Open	$2,212,481	$2,210,688
UBS Securities LLC	0.35%	5/05/11	Open	5,613,127	5,606,640
Bank of America Merrill Lynch	0.04%	5/06/11	Open	19,196,485	19,193,969
Bank of America Merrill Lynch	0.05%	5/06/11	Open	8,452,573	8,451,188
Deutsche Bank Securities, Inc.	0.38%	5/06/11	Open	8,476,845	8,466,300
Deutsche Bank Securities, Inc.	0.38%	5/09/11	Open	10,038,991	10,026,820
UBS Securities LLC	0.38%	5/10/11	Open	8,955,514	8,944,750
Credit Suisse Securities (USA) LLC	0.40%	5/11/11	Open	1,854,125	1,851,800
BNP Paribas Securities Corp.	0.10%	5/17/11	Open	851,015	850,763
Credit Suisse Securities (USA) LLC	0.40%	5/18/11	Open	6,890,775	6,882,669
UBS Securities LLC	0.35%	5/31/11	Open	2,077,502	2,075,625
Deutsche Bank Securities, Inc.	0.38%	5/31/11	Open	2,061,772	2,059,750
BNP Paribas Securities Corp.	0.20%	6/01/11	Open	1,086,217	1,085,663
BNP Paribas Securities Corp.	0.35%	6/08/11	Open	2,857,625	2,855,265
Deutsche Bank Securities, Inc.	0.38%	6/10/11	Open	2,231,003	2,229,050

•	Reverse repurchase agreements outstanding as of August 31, 2011 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Bank of America Merrill Lynch	0.06%	6/27/11	Open	$820,840	$ 820,750
Credit Suisse Securities (USA) LLC	0.09%	6/27/11	Open	2,579,783	2,579,363
Barclays Capital, Inc.	0.02%	7/15/11	Open	2,773,536	2,773,463
Deutsche Bank Securities, Inc.	0.35%	7/19/11	Open	13,085,458	13,079,863
Deutsche Bank Securities, Inc.	(3.00)%	8/02/11	Open	1,001,889	1,004,400
Deutsche Bank Securities, Inc.	0.09%	8/03/11	Open	1,108,824	1,108,744
Barclays Capital, Inc.	0.12%	8/03/11	Open	5,113,994	5,113,500
Deutsche Bank Securities, Inc.	0.16%	8/12/11	Open	1,285,739	1,285,625
Barclays Capital, Inc.	0.04%	8/31/11	9/01/11	1,061,596	1,061,593
BNP Paribas Securities Corp.	0.08%	8/31/11	9/01/11	29,312,630	29,312,500
BNP Paribas Securities Corp.	0.18%	8/10/11	9/13/11	2,666,184	2,665,717
Credit Suisse Securities (USA) LLC	(0.45)%	8/26/11	9/15/11	4,967,446	4,968,749
Bank of America Merrill Lynch	(0.66)%	8/29/11	9/15/11	3,948,697	3,950,000
Bank of America Merrill Lynch	(0.10)%	8/31/11	11/15/11	2,367,581	2,368,085
Total				$154,950,247	$154,883,292

	[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts purchased as of August 31, 2011 were as follows:

	Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
	1	Euro Bund	Eurex	September	$191,908	$2,398
		Futures		2011
	2	USD Index	Intercontinental	September	$149,798	(1,452)
		Currency	Exchange	2011
	17	2-Year US	Chicago Board	December	$3,748,794	(294)
		Treasury Note	of Trade	2011
	280	30-Year US	Chicago Board	December	$38,216,295	(127,545)
		Treasury Bond	of Trade	2011
	Total					$(126,893)

•	Financial futures contracts sold as of August 31, 2011 were as follows:

	Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
	60	90-Day	Chicago	December	$14,930,835	$6,585
		Euro Dollar	Mercantile	2011
	31	5-Year US	Chicago Board	December	$3,798,658	(295)
		Treasury Note	of Trade	2011
	349	10-Year US	Chicago Board	December	$44,925,137	(106,769)
		Treasury Note	of Trade	2011
	18	Ultra Long US	Chicago Board	December	$2,565,533	(11,280)
		Treasury Bond	of Trade	2011
	Total					$(111,759)

See Notes to Financial Statements.

80	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	250,000	SEK	1,582,820	Citibank NA	9/22/11	$679
JPY	192,120,380	USD	2,410,000	Goldman Sachs Bank USA	9/27/11	99,563
USD	2,426,972	JPY	195,541,150	Royal Bank of Scotland	9/27/11	(127,274)
SEK	5,264,663	USD	795,000	Citibank NA	9/28/11	33,999
USD	795,000	SEK	5,070,731	Citibank NA	9/28/11	(3,462)
CHF	160,706	USD	200,000	Royal Bank of Scotland	9/30/11	(430)
USD	100,000	EUR	69,426	Deutsche Bank AG	9/30/11	305
USD	1,119,306	GBP	700,500	Royal Bank of Scotland	10/07/11	(17,373)
USD	4,086,988	EUR	2,850,000	Citibank NA	10/26/11	(4,351)
USD	285,610	EUR	200,000	UBS AG	10/26/11	(1,502)
CNY	5,920,000	USD	932,651	Goldman Sachs Bank USA	11/15/11	(2,472)
CNY	5,920,000	USD	937,080	Goldman Sachs Bank USA	2/15/12	(2,802)
Total						$(25,120)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$1,400	$247,415
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$1,400	354,763
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$1,400	841,808
News America, Inc.	1.00%	JPMorgan	9/20/16	$400	(2,968)
		Chase Bank NA
The New York	1.00%	Barclays	12/20/16	$1,800	36,647
Times Co.		Bank Plc
Total					$1,477,665

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche	5/25/12	A	$1,150	$(941)
		Bank AG
MetLife, Inc.	1.00%	Deutsche	9/20/16	A–	$730	8,497
		Bank AG
MetLife, Inc.	1.00%	Morgan	9/20/16	A–	$910	9,097
		Stanley Capital
		Services, Inc.
Lincoln
National Corp.	1.00%	Credit Suisse	9/20/16	A–	$210	—
		International
Lincoln
National Corp.	1.00%	Morgan	9/20/16	A–	$170	1,982
		Stanley Capital
		Services, Inc.
Prudential
Financial, Inc.	1.00%	Morgan	9/20/16	A	$260	2,778
		Stanley Capital
		Services, Inc.
Total						$21,413

	[1]	Using S&P’s rating.

	[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones	5.00%	Credit Suisse	12/20/15	$5,000	$293,943
CDX North		Securities
America High		(USA) LLC
Yield Series 15
Dow Jones	5.00%	Morgan	12/20/15	$990	10,236
CDX Emerging		Stanley & Co., Inc.
Markets Series 14
Dow Jones	1.00%	Credit Suisse	6/20/16	$770	(3,155)
CDX North		Securities
America Investment		(USA) LLC
Grade Series 16
Dow Jones	1.00%	JPMorgan	6/20/16	$2,315	(8,445)
CDX North		Chase & Co.
America Investment
Grade Series 16
Total					$292,579

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	81

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Interest rate swaps outstanding as of August 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.65%(a)	3-month LIBOR	Barclays	7/22/13	$5,900	$(18,402)
		Bank Plc
0.45%(a)	3-month LIBOR	BNP Paribas	8/18/13	$21,800	16,248
1.80%(b)	3-month LIBOR	Royal Bank	3/04/16	$7,100	248,828
		of Scotland Plc
2.39%(b)	3-month LIBOR	Royal Bank	4/06/16	$2,100	119,325
		of Scotland Plc
2.39%(b)	3-month LIBOR	Deutsche	4/14/16	$1,300	74,316
		Bank AG
2.15%(b)	3-month LIBOR	Deutsche	4/28/16	$3,700	188,514
		Bank AG
2.27%(b)	3-month LIBOR	Morgan	8/13/16	$2,300	4,462
		Stanley & Co., Inc.
2.20%(b)	3-month LIBOR	Bank of	8/15/16	$2,500	1,492
		America NA
1.28%(b)	3-month LIBOR	Citibank NA	8/31/16	$600	738
1.81%(b)	3-month LIBOR	Citibank NA	8/31/18	$1,800	(1,681)
3.27%(a)	3-month LIBOR	Deutsche	5/16/21	$910	(74,219)
		Bank AG
3.86%(b)	3-month LIBOR	JPMorgan	5/23/21	$7,900	748,428
		Chase & Co.
2.57%(b)	3-month LIBOR	Deutsche	8/08/21	$400	6,765
		Bank AG
2.56%(a)	3-month LIBOR	UBS AG	8/10/21	$1,000	(15,738)
2.35%(b)	3-month LIBOR	Deutsche	8/12/21	$1,900	(6,094)
		Bank AG
2.36%(b)	3-month LIBOR	Deutsche	9/01/21	$2,500	(8,283)
		Bank AG
2.36%(a)	3-month LIBOR	UBS AG	9/02/21	$900	—
2.37%(b)	3-month LIBOR	Citibank NA	9/02/21	$1,400	—
2.37%(a)	3-month LIBOR	Credit Suisse	9/02/21	$1,600	—
		International
2.38%(b)	3-month LIBOR	Credit Suisse	9/02/21	$2,500	—
		International
2.38%(a)	3-month LIBOR	UBS AG	9/02/21	$5,400	—
Total					$1,284,699

(a)	Pays a fixed interest rate and receives floating rate.

(b)	Pays a floating interest rate and receives fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$16,237,931	$6,157,600	$22,395,531
Common Stocks	—	1	—	1
Corporate Bonds	—	294,682,209	2,004,500	296,686,709
Foreign Agency Obligations	—	3,209,839	—	3,209,839
Non-Agency Mortgage-Backed Securities	—	66,745,564	1,957,342	68,702,906
Other Interests	—	—	190	190
Preferred Securities	$581,724	7,426,646	109,421	8,117,791
Taxable Municipal Bonds	—	7,776,092	—	7,776,092
US Government Sponsored Agency Securities	—	72,667,720	80,827	72,748,547
US Treasury Obligations	—	88,202,363	—	88,202,363
Warrants	—	—	83,088	83,088
Short-Term Securities	3,706,293	—	—	3,706,293
Liabilities:
Investments:
Long-Term Investments:
TBA Sale Commitments	—	(29,830,973)	—	(29,830,973)
Total	$4,288,017	$527,117,392	$10,392,968	$541,798,377

See Notes to Financial Statements.

82	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (concluded)	BlackRock Income Opportunity Trust, Inc. (BNA)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,807,166	—	$1,807,166
Foreign currency exchange contracts	—	544,049	—	544,049
Interest rate contracts	$95,652	5,238,635	—	5,334,287
Liabilities:
Credit contracts	—	(14,568)	$(941)	(15,509)
Foreign currency exchange contracts	—	(340,887)	—	(340,887)
Interest rate contracts	(252,391)	(7,073,042)	—	(7,325,433)
Total	$(156,739)	$161,353	$(941)	$3,673

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	US Government Sponsored Agency Securities	Warrants	Total
Assets:
Balance, as of August 31, 2010	$5,145,849	$13,235	$1,100	$2,331,908	$381	$65,455	$1,499,795	—	$9,057,723
Accrued discounts/premiums	(500,911)	—	4,845	869	—	—	(1,141)	—	(496,338)
Net realized gain (loss)	(421,819)	(339,690)	—	34,437	—	130,416	(40,609)	—	(637,265)
Net change in unrealized appreciation/depreciation[2]	1,743,760	363,363	98,555	(11,277)	(191)	96,132	57,818	$83,087	2,431,247
Purchases	4,836,681	—	1,900,000	2,236,034	—	—	—	1	8,972,716
Sales	(3,776,090)	(36,908)	—	(1,883,200)	—	(182,582)	(1,435,036)	—	(7,313,816)
Transfers in3	—	—	—	—	—	—	—	—	—
Transfers out[3]	(869,870)	—	—	(751,429)	—	—	—	—	(1,621,299)
Balance, as of August 31, 2011	$6,157,600	—	$2,004,500	$1,957,342	$190	$109,421	$80,827	$83,088	$10,392,968

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $649,196.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Liabilities:
Balance, as of August 31, 2010	—
Accrued discounts/premiums	$2,274
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(941)
Purchases	—
Issuances[5]	(7,747)
Sales	—
Settlements[6]	5,473
Transfers in7	—
Transfers out[7]	—
Balance, as of August 31, 2011	$(941)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at August 31, 2011 was $(941).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	83

Schedule of Investments August 31, 2011	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Asset-Backed Securities — 2.0%
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M2, 0.66%, 3/25/35 (a)	$5,890	$4,979,210
Freddie Mac Mortgage-Backed Securities, Series T-11, Class A9, 2.51%, 1/25/28 (a)	2,347	2,182,273
GSAA Home Equity Trust, Series 2005-1, Class AF2, 4.32%, 11/25/34 (a)	215	214,824
Securitized Asset-Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.65%, 10/25/35 (a)	1,875	1,125,459
Small Business Administration Participation Certificates, Class 1:
Series 1996-20E, 7.60%, 5/01/16	180	195,230
Series 1996-20G, 7.70%, 7/01/16	204	223,076
Series 1996-20H, 7.25%, 8/01/16	262	285,819
Series 1996-20K, 6.95%, 11/01/16	492	536,461
Series 1997-20C, 7.15%, 3/01/17	201	219,243
		9,961,595
Interest Only Asset-Backed Securities — 0.2%
Small Business Administration, Series 1, 2.00%, 4/01/15	1,802	15,768
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	4,721	370,322
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29	8,221	652,538
		1,038,628
Total Asset-Backed Securities — 2.2%		11,000,223

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.3%
Collateralized Mortgage Obligation Trust, Series 40, Class R, 0.58%, 4/01/18	123	123
Countrywide Alternative Loan Trust, Series 2005-28CB, Class 1A5, 5.50%, 8/25/35	857	834,444
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	1,056	961,982
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.49%, 10/25/35 (a)	3,157	2,075,908
JPMorgan Mortgage Trust, Series 2006-A7, Class 2A2, 5.28%, 1/25/37 (a)	413	286,513
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.22%, 8/25/23 (a)	53	58,209
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	3,386	3,648,457
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.61%, 8/25/34 (a)	1,401	1,201,326
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1C, 1.32%, 1/25/46 (a)	5,009	2,381,653
		11,448,615
Commercial Mortgage-Backed Securities — 0.9%
Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,420	2,549,438
First Union-Lehman Brothers Commercial Mortgage, Series 1997-C2, Class D, 7.12%, 11/18/29	2,180	2,263,896
		4,813,334

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 1.1%
Bank of America Mortgage Securities Inc., Series 2003-3, Class 1AIO, 0.28%, 5/25/33 (a)	$83,957	$659,626
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	997	128,183
Collateralized Mortgage Obligation Trust, Series 42, Class R, 6,000.00%, 10/01/14	3	221
First Boston Mortgage Securities Corp., Series C, Class I-O, 10.97%, 4/25/17	25	3,972
GSMPS Mortgage Loan Trust, Series 1998-5, Class IO, 0.33%, 6/19/27 (a)(b)	4,743	123,433
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	105,044	521,017
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.98%, 4/25/34	12,327	137,072
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	593	88,526
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	643	73,582
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.98%, 3/20/35 (a)	38,402	629,412
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-20, Class 3AX, 5.50%, 10/25/35	861	91,544
Series 2006-7, Class 3AS, 2.51%, 8/25/36 (a)	27,700	3,053,138
Vendee Mortgage Trust, Series 1999-2, Class 1IO, 0.04%, 5/15/29 (a)	56,766	99,290
		5,609,016
Interest Only Commercial Mortgage-Backed Securities — 0.0%
CS First Boston Mortgage Securities Corp., Series 1997-C1, Class AX, 1.36%, 6/20/29 (a)(b)	2,863	81,909
Morgan Stanley Capital I, Series 1997-HF1, Class X, 2.19%, 7/15/29 (a)(b)	12	—
		81,909
Principal Only Collateralized Mortgage Obligations — 0.8%
Countrywide Home Loan Mortgage Pass-Through Trust, Class PO:
Series 2003-26, 8/25/33	1,876	1,639,267
Series 2003-J4, 6/25/33	345	299,722
Series 2003-J5, 7/25/33	523	456,380
Series 2003-J8, 9/25/23	434	392,517
Drexel Burnham Lambert CMO Trust, Class 1:
Series K, 9/23/17	10	9,207
Series V, 9/01/18	39	37,379
MASTR Asset Securitization Trust, Series 2004-3, Class 4A15, 3/25/34	81	63,729
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 2/25/36	891	684,098
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 4/25/24	8	6,654
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 11/25/35	571	368,333
		3,957,286
Total Non-Agency Mortgage-Backed Securities — 5.1%		25,910,160

See Notes to Financial Statements.

84	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations — 2.3%
Federal Housing Administration, General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	$217		$217,356
Federal Housing Administration, Merrill Projects, Series 54, 7.43%, 5/15/23	2		1,988
Federal Housing Administration, Reilly Projects, Series 41, 8.28%, 3/01/20	233		233,303
Federal Housing Administration, USGI Projects:
Series 87, 7.43%, 12/01/22	66		66,249
Series 99, 7.43%, 6/01/21	4,414		4,413,817
Series 99, 7.43%, 10/01/23	41		40,999
Series 99, 7.43%, 10/01/23	121		121,135
Resolution Funding Corp., 9.89%, 4/15/30 (c)	13,000		6,508,008
			11,602,855
Collateralized Mortgage Obligations — 12.3%
Fannie Mae Mortgage-Backed Securities:
Series 1991-46, Class S, 1.40%, 5/25/21 (a)	95		6,055
Series 1991-87, Class S, 26.02%, 8/25/21 (a)	53		80,246
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	416		473,296
Series 2003-32, Class VT, 6.00%, 9/25/15	3,819		3,875,544
Series 2003-135, Class PB, 6.00%, 1/25/34	12,264		14,108,985
Series 2004-29, Class HC, 7.50%, 7/25/30	491		510,353
Series 2004-31, Class ZG, 7.50%, 5/25/34	3,172		4,021,390
Series 2005-73, Class DS, 16.98%, 8/25/35 (a)	3,137		3,690,063
Series 2006-2, Class KP, 0.00%, 2/25/35 (a)	150		148,972
Series G-7, Class S, 16.87%, 3/25/21 (a)	—	(d)	4,292
Series G-17, Class S, 0.58%, 6/25/21 (a)	262		5,848
Series G-33, Class PV, 1.08%, 10/25/21	301		6,249
Series G-49, Class S, 5.55%, 12/25/21 (a)	—	(d)	2,152
Freddie Mac Mortgage-Backed Securities:
Series 19, Class F, 8.50%, 3/15/20	88		96,368
Series 19, Class R, 9.76%, 3/15/20 (a)	8		1,395
Series 40, Class K, 6.50%, 8/17/24	362		426,046
Series 75, Class R, 9.50%, 1/15/21	—	(d)	2
Series 75, Class RS, 25.07%, 1/15/21 (a)	—	(d)	2
Series 173, Class R, 9.00%, 11/15/21	12		12
Series 173, Class RS, 9.19%, 11/15/21 (a)	—	(d)	13
Series 192, Class U, 28.43%, 2/15/22 (a)	3		55
Series 1057, Class J, 1.01%, 3/15/21	96		2,196
Series 1160, Class F, 39.10%, 10/15/21 (a)	20		43,149
Series 1961, Class H, 6.50%, 5/15/12	—	(d)	69
Series 2218, Class Z, 8.50%, 3/15/30	5,424		6,395,778
Series 2542, Class UC, 6.00%, 12/15/22	8,321		9,101,257
Series 2758, Class KV, 5.50%, 5/15/23	9,463		10,717,927
Series 2861, Class AX, 10.49%, 9/15/34 (a)	229		253,981
Series 2927, Class BZ, 5.50%, 2/15/35	2,964		3,542,353
Ginnie Mae Mortgage-Backed Securities:
Series 1996-5, Class Z, 7.00%, 5/16/26	558		613,291
Series 2001-33, Class PB, 6.50%, 7/20/31	916		956,057
Series 2004-89, Class PE, 6.00%, 10/20/34	3,392		3,739,831
			62,823,227
Federal Deposit Insurance Corporation Guaranteed — 0.8%
Citigroup Funding, Inc., 1.88%, 10/22/12	3,800		3,867,933

US Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations — 4.0%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17	$5		$742
Series 89, Class 2, 8.00%, 10/01/18	7		1,011
Series 94, Class 2, 9.50%, 8/01/21	3		629
Series 1990-123, Class M, 1.01%, 10/25/20	23		482
Series 1990-136, Class S, 0.02%, 11/25/20 (a)	12,500		19,280
Series 1991-99, Class L, 0.93%, 8/25/21	119		2,249
Series 1991-139, Class PT, 0.65%, 10/25/21	242		3,527
Series 1993-199, Class SB, 7.25%, 10/25/23 (a)	774		102,379
Series 1996-68, Class SC, 7.85%, 1/25/24 (a)	453		25,931
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	352		13,578
Series 1997-90, Class M, 6.00%, 1/25/28	6,079		1,103,363
Series 1999-W4, Class IO, 6.50%, 12/25/28	343		73,898
Series 2005-43, Class IC, 6.00%, 3/25/34	11		81
Series 2010-75, Class PI, 4.50%, 12/25/36	27,822		2,357,580
Series 2010-126, Class UI, 5.50%, 10/25/40	22,095		3,516,430
Series G-10, Class S, 0.58%, 5/25/21 (a)	531		14,473
Series G-12, Class S, 0.61%, 5/25/21 (a)	392		10,083
Series G-50, Class G, 1.16%, 12/25/21	56		253
Series G92-5, Class H, 9.00%, 1/25/22	84		13,795
Series G92-12, Class C, 1.00%, 2/25/22	246		4,814
Series G92-60, Class SB, 1.60%, 10/25/22 (a)	250		11,638
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1.01%, 7/15/21	31		688
Series 200, Class R, 195,991.50%, 12/15/22 (a)	1		14
Series 1043, Class H, 0.02%, 2/15/21 (a)	8,491		16,363
Series 1054, Class I, 0.44%, 3/15/21 (a)	70		1,519
Series 1056, Class KD, 1.08%, 3/15/21	60		1,375
Series 1148, Class E, 0.59%, 10/15/21 (a)	173		4,252
Series 1914, Class PC, 0.75%, 12/15/11	25		16
Series 2545, Class NI, 5.50%, 3/15/22	162		2,608
Series 2559, Class IO, 0.50%, 8/15/30 (a)	204		2,234
Series 2611, Class QI, 5.50%, 9/15/32	3,802		515,265
Series 2949, Class IO, 5.50%, 3/15/35	685		41,949
Series 3744, Class PI, 4.00%, 6/15/39	21,364		3,948,496
Series 3745, Class IN, 4.00%, 1/15/35	48,340		7,016,832
Ginnie Mae Mortgage-Backed Securities,
Series 2010-101, Class YT, 2.00%, 8/16/13	60,883		1,779,679
			20,607,506
Mortgage-Backed Securities — 123.9%
Fannie Mae Mortgage-Backed Securities:
3.50%, 12/01/40 (e)	800		805,781
4.00%, 1/01/41 – 6/15/41 (e)	31,400		32,585,182
4.50%, 8/01/25 – 5/01/40 (e)(f)(g)	211,196		224,764,518
5.00%, 1/01/23 – 6/15/41 (e)(g)	121,722		131,765,735
5.50%, 2/01/33 – 6/15/40 (e)(f)(g)	135,378		148,634,707
5.97%, 8/01/16	3,054		3,514,676
6.00%, 6/15/41 (e)	21,800		24,129,875
6.50%, 12/01/37 – 10/01/39 (g)	48,571		54,577,985
7.50%, 2/01/22	—	(d)	121
9.50%, 1/01/19 – 9/01/19	3		2,894
Freddie Mac Mortgage-Backed Securities:
2.61%, 1/01/35 (a)	203		204,875
4.51%, 11/01/17 (a)	18		18,745
4.93%, 10/01/34 (a)	305		318,806
5.00%, 2/01/22 – 4/01/22 (f)	1,155		1,247,947
5.50%, 6/15/26 (e)	7,000		7,603,750
9.00%, 9/01/20 (f)	54		60,562
Ginnie Mae Mortgage-Backed Securities:
7.50%, 8/15/21 – 12/15/23	223		257,432
8.00%, 10/15/22 – 2/15/29	81		95,381
9.00%, 6/15/18 – 9/15/21	8		9,584
			630,598,556

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	85

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)	Value
Principal Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23	$21	$18,894
Series 228, Class 1, 6/01/23	14	12,415
Series 1991-7, Class J, 2/25/21	19	18,023
Series 1993-51, Class E, 2/25/23	68	66,496
Series 1993-70, Class A, 5/25/23	10	9,688
Series 1999-W4, Class PO, 2/25/29	184	166,956
Series 2002-13, Class PR, 3/25/32	396	369,084
Series G93-2, Class KB, 1/25/23	167	139,223
Freddie Mac Mortgage-Backed Securities:
Series 1418, Class M, 11/15/22	73	68,385
Series 1571, Class G, 8/15/23	437	381,086
Series 1691, Class B, 3/15/24	1,019	941,912
Series 1739, Class B, 2/15/24	44	42,271
Series T-8, Class A10, 11/15/28	140	130,884
		2,365,317
Total US Government Sponsored Agency Securities — 143.8%		731,865,394

US Treasury Obligations
US Treasury Bonds:
6.25%, 8/15/23 (g)	3,320	4,589,382
4.38%, 5/15/40 (g)	36,985	42,324,894
4.50%, 8/15/39 (f)	330	385,481
4.38%, 5/15/41 (g)	21,055	24,130,925
US Treasury Notes:
1.00%, 8/31/16	10	10,023
2.25%, 7/31/18	3,375	3,535,576
2.63%, 8/15/20 (h)	1,455	1,525,818
2.13%, 8/15/21 (g)	25,700	25,483,092
Total US Treasury Obligations — 20.0%		101,985,191
Total Long-Term Investments (Cost — $846,034,601) — 171.1%		870,760,968

Short-Term Securities
Borrowed Bond Agreements — 1.6%
BNP Paribas SA:
0.08%, 2/15/14	941	940,700
0.04%, 2/29/16	7,059	7,058,906
		7,999,606

	Shares
Money Market Fund — 0.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (i)(j)	3,958,025	3,958,025
Total Short-Term Securities (Cost — $11,957,631) — 2.4%		11,957,631

Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options:
Strike Price $98.25, Expires 9/16/11	247	3,087
Strike Price $99.25, Expires 3/16/12	599	108,569
		111,656

Options Purchased	Notional Amount (000)	Value
Over-the-Counter Call Swaptions — 0.3%
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Bank of America NA	$6,200	$1,574,894
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 5.47% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Bank of America NA	6,200	2,632
Total Options Purchased (Cost — $817,407) — 0.3%		1,689,182
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $858,809,639*) — 173.8%		884,407,781

Borrowed Bonds	Par (000)
US Treasury Notes:
1.25%, 2/15/14	920	(942,640)
2.13%, 2/29/16	6,845	(7,254,098)
Total Borrowed Bonds (Proceeds — $7,717,874) — (1.6)%		(8,196,738)

TBA Sale Commitments (e)
Fannie Mae Mortgage-Backed Securities:
3.50%, 12/01/40	800	(805,781)
4.50%, 9/19/26 – 9/13/41	18,100	(19,277,679)
5.00%, 9/19/16	1,300	(1,399,938)
Freddie Mac Mortgage-Backed Securities, 5.00%, 9/19/16	1,100	(1,182,328)
Total TBA Sale Commitments (Proceeds — $22,580,355) — (4.5)%		(22,665,726)

Options Written	Contracts
Exchange-Traded Put Options — (0.0)%
Eurodollar 1-Year Mid-Curve Options, Strike Price $97.75, Expires 9/16/11	247	(1,544)

	Notional Amount (000)
Over-the-Counter Call Swaptions — (0.3)%
Pay a fixed rate of 5.33% and receive a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA	$11,100	(1,598,371)
Over-the-Counter Put Swaptions — (0.0)%
Receive a fixed rate of 5.33% and pay a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA	11,100	(27,850)
Total Options Written (Premiums Received — $801,911) — (0.3)%		(1,627,765)
Total Investments, Net of TBA Sale Commitments, Options Written and Borrowed Bonds — 167.4%		851,917,552
Liabilities in Excess of Other Assets — (67.4)%		(343,153,045)
Net Assets — 100.0%		$508,764,507

See Notes to Financial Statements.

86	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$858,796,688
Gross unrealized appreciation	$43,478,114
Gross unrealized depreciation	(17,867,021)
Net unrealized appreciation	$25,611,093

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Amount is less than $500.

(e)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	$(1,162,176)	$2,020
Citigroup Global Markets, Inc.	$1,162,176	$2,793
Credit Suisse International	$31,733,625	$265,656
Deutsche Bank Securities, Inc.	$55,704,963	$384,788
Goldman Sachs & Co.	$3,108,750	$30,938
Greenwich Financial Services	$4,775,375	$(2,063)
JPMorgan Chase Securities, Inc.	$(1,182,328)	$(2,063)
Morgan Stanley & Co., Inc.	$51,168,473	$397,238
Nomura Securities International, Inc.	$(105,652)	$(965)
UBS AG	$(19,198,484)	$(93,359)

(f)	All or a portion of security has been pledged as collateral in connection with swaps.

(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(h)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(i)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	857,657	3,100,368	3,958,025	$10,455

(j)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Interest rate floors outstanding as of August 31, 2011 were as follows:

	Notional Amount (000)	Value	Unrealized Appreciation
Pay to broker the difference between 3-month LIBOR and floor of 5.50% Broker Citibank NA expires 9/15/11	$23,000	$(308,729)	$132,104

•	Reverse repurchase agreements outstanding as of August 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Barclays Capital, Inc.	0.03%	5/03/11	Open	$4,229,276	$4,228,850
Merrill Lynch & Co., Inc.	0.05%	5/06/11	Open	29,786,969	29,782,087
BNP Paribas	0.18%	8/10/11	9/13/11	96,787,108	96,776,463
BNP Paribas	0.18%	8/11/11	9/13/11	61,653,106	61,646,633
Credit Suisse Securities (USA) LLC	(0.45)%	8/29/11	9/15/11	7,949,404	7,950,000
BNP Paribas	0.08%	8/31/11	9/01/11	6,448,764	6,448,750
Credit Suisse Securities (USA) LLC	0.04%	8/31/11	Open	9,210,010	9,210,000
Merrill Lynch & Co., Inc.	(0.10)%	8/31/11	11/15/11	17,633,576	17,633,625
Total				$233,698,213	$233,676,408

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts purchased as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
157	90-Day Euro Dollar	Chicago Mercantile	September 2011	$39,009,132	$96,625
41	5-Year US Treasury Note	Chicago Board of Trade	December 2011	$5,024,179	242
46	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2011	$6,556,513	28,674
143	90-Day Euro Dollar	Chicago Mercantile	March 2012	$35,392,106	177,357
155	90-Day Euro Dollar	Chicago Mercantile	June 2012	$38,372,877	189,186
169	90-Day Euro Dollar	Chicago Mercantile	September 2012	$41,654,315	392,885
98	90-Day Euro Dollar	Chicago Mercantile	December 2012	$24,230,146	148,579
70	90-Day Euro Dollar	Chicago Mercantile	March 2013	$17,115,955	293,920
96	90-Day Euro Dollar	Chicago Mercantile	June 2013	$23,608,155	250,245
90	90-Day Euro Dollar	Chicago Mercantile	September 2013	$21,943,335	396,915
57	90-Day Euro Dollar	Chicago Mercantile	December 2013	$13,823,094	300,793
26	90-Day Euro Dollar	Chicago Mercantile	March 2014	$6,289,522	140,604
Total					$2,416,025

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	87

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
151	90-Day Euro Dollar	Chicago Mercantile	December 2011	$37,444,703	$(114,660)
213	2-Year US Treasury Note	Chicago Board of Trade	December 2011	$46,965,484	(1,016)
1,755	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$226,899,195	449,351
42	30-Year US Treasury Bond	Chicago Board of Trade	December 2011	$5,705,465	(7,848)
Total					$325,827

•	Interest rate swaps outstanding as of August 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.83%(a)	3-month LIBOR	Deutsche Bank AG	7/27/12	$34,800	$(116,845)
4.88%(b)	3-month LIBOR	UBS AG	3/21/15	$25,000	3,587,277
4.87%(b)	3-month LIBOR	Goldman Sachs & Co.	1/25/16	$5,500	905,804
2.81%(b)	3-month LIBOR	Citibank NA	2/06/16	$20,000	1,517,825
5.72%(b)	3-month LIBOR	JPMorgan Chase & Co.	7/14/16	$5,400	1,158,819
5.51%(b)	3-month LIBOR	Bank of America NA	8/03/17	$95,147	21,607,779
5.88%(a)	3-month LIBOR	Deutsche Bank AG	6/25/18	$31,930	(8,052,450)
4.55%(a)	3-month LIBOR	Citibank NA	9/26/18	$41,600	(7,555,995)
4.31%(a)	3-month LIBOR	Deutsche Bank AG	10/01/18	$66,000	(10,956,088)
3.09%(a)	3-month LIBOR	Deutsche Bank AG	3/09/19	$25,700	(2,094,237)
3.17%(b)	3-month LIBOR	Bank of America NA	3/18/19	$4,700	406,238
2.88%(b)	3-month LIBOR	Deutsche Bank AG	4/01/19	$39,700	2,605,034
3.23%(a)	3-month LIBOR	Deutsche Bank AG	5/19/19	$2,800	(252,448)
3.90%(a)	3-month LIBOR	Barclays Bank Plc	6/05/19	$20,000	(2,791,780)
3.55%(a)	3-month LIBOR	Deutsche Bank AG	8/18/19	$15,000	(1,828,914)
5.49%(a)	3-month LIBOR	JPMorgan Chase & Co.	10/28/19	$1,400	(322,496)
3.67%(b)	3-month LIBOR	Deutsche Bank AG	12/21/19	$2,000	242,962
5.67%(a)	3-month LIBOR	Citigroup Global Markets, Inc.	1/06/20	$12,400	(2,913,926)
3.88%(b)	3-month LIBOR	Morgan Stanley & Co., Inc.	1/07/20	$7,600	1,049,276
3.71%(a)	3-month LIBOR	Deutsche Bank AG	2/11/20	$6,200	(769,331)

•	Interest rate swaps outstanding as of August 31, 2011 were as follows (concluded):

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
3.73%(b)	3-month LIBOR	Morgan Stanley. & Co., Inc	5/05/20	$28,000	$3,504,126
3.43%(b)	3-month LIBOR	JPMorgan Chase & Co.	3/28/21	$7,000	986,126
5.41%(b)	3-month LIBOR	JPMorgan Chase & Co.	8/15/22	$9,565	2,724,417
Total					$2,641,173

(a)	Pays a fixed interest rate and receives floating rate.

(b)	Pays a floating interest rate and receives fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

88	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$9,961,595	$1,038,628	$11,000,223
Non-Agency Mortgage-Backed Securities	—	21,477,633	4,432,527	25,910,160
US Government Sponsored Agency Securities	—	726,769,109	5,096,285	731,865,394
US Treasury Obligations	—	101,985,191	—	101,985,191
Short-Term Securities:
Borrowed Bonds Agreements	—	7,999,606	—	7,999,606
Money Market Funds	$3,958,025	—	—	3,958,025
Liabilities:
Investments:
Long-Term Investments:
Borrowed Bonds	—	(8,196,738)	—	(8,196,738)
TBA Sale Commitments	—	(22,665,726)	—	(22,665,726)
Total	$3,958,025	$837,330,670	$10,567,440	$851,856,135

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$2,977,032	$41,873,209	—	$44,850,241
Liabilities:
Interest rate contracts	(125,068)	(39,589,460)	—	(39,714,528)
Total	$2,851,964	$2,283,749	—	$5,135,713

[1]

Derivative financial instruments are swaps, financial futures contracts, interest rate floors and options. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument and interest rate floors and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets/Liabilities:
Balance, as of August 31, 2010	$1,261,564	$8,085,631	$5,750,715	$15,097,910
Accrued discounts/premiums	(502,565)	(2,293,485)	(14,881)	(2,810,931)
Realized gain (loss)	—	—	(30,250)	(30,250)
Change in unrealized appreciation/depreciation[2]	279,629	1,315,068	102,805	1,697,502
Purchases	—	—	—	—
Sales	—	—	(712,104)	(712,104)
Transfers in3	—	—	—	—
Transfers out[3]	—	(2,674,687)	—	(2,674,687)
Balance, as of August 31, 2011	$1,038,628	$4,432,527	$5,096,285	$10,567,440

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $(58,187).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	89

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of August 31, 2010	$(3,446,023)
Accrued discounts/premium	—
Net realized gain (loss)	166,000
Net change in unrealized appreciation/depreciation[4]	2,707,523
Purchases	—
Issuances[5]	—
Sales	—
Settlements[6]	572,500
Transfers in7	—
Transfers out[7]	—
Balance, as of August 31, 2011	—

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at August 31, 2011 was $0.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments are presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

90	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value
Media — 0.0%
Adelphia Recovery Trust	396,568	$397
Software — 0.0%
Bankruptcy Management Solutions, Inc.	84	—
Total Common Stocks — 0.0%		397

Corporate Bonds	Par (000)
Airlines — 1.0%
American Airlines, Inc., Series 2001-2, 7.86%, 4/01/13	USD	190	190,000
Continental Airlines, Inc., Series 2010-1-A, 4.75%, 1/12/21		435	406,725
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		139	142,628
US Airways Pass-Through Trust, 10.88%, 10/22/14		250	243,750
			983,103
Auto Components — 0.8%
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (b)		75	69,750
Icahn Enterprises LP, 8.00%, 1/15/18		670	676,700
			746,450
Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	90	124,760
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	128	129,727
Building Products — 0.7%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		210	210,000
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		175	173,250
9.00%, 1/15/21		360	307,800
			691,050
Capital Markets — 3.0%
Credit Suisse AG, 5.40%, 1/14/20		480	478,053
E*Trade Financial Corp.:
12.50%, 11/30/17 (c)		315	362,250
Series A, 12.75%, 8/31/19 (d)(e)		100	119,500
The Goldman Sachs Group, Inc.:
6.15%, 4/01/18		25	26,722
7.50%, 2/15/19		125	142,797
The Goldman Sachs Group, Inc.:
5.38%, 3/15/20		225	228,609
6.00%, 6/15/20		250	266,829
5.25%, 7/27/21		325	329,489
KKR Group Finance Co., 6.38%, 9/29/20 (b)		170	180,872
Merrill Lynch & Co., Inc., 6.05%, 5/16/16		325	328,224
Morgan Stanley, 5.50%, 1/26/20		425	421,598
			2,884,943
Chemicals — 3.0%
American Pacific Corp., 9.00%, 2/01/15		180	176,850
American Rock Salt Co. LLC, 8.25%, 5/01/18 (b)		49	45,448
Celanese US Holdings LLC, 5.88%, 6/15/21		355	355,887
Chemtura Corp., 7.88%, 9/01/18		140	143,850
Hexion US Finance Corp.:
8.88%, 2/01/18		170	158,950
9.00%, 11/15/20		115	100,338
Huntsman International LLC, 8.63%, 3/15/21		65	67,844
Ineos Finance Plc, 9.00%, 5/15/15 (b)		155	156,937
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	209	283,716
Kraton Polymers LLC, 6.75%, 3/01/19	USD	45	43,200
Lyondell Chemical Co., 11.00%, 5/01/18		540	602,775
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)		65	67,113

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)	USD	290	$287,100
Omnova Solutions, Inc., 7.88%, 11/01/18		195	171,112
PolyOne Corp., 7.38%, 9/15/20		80	82,400
TPC Group LLC, 8.25%, 10/01/17 (b)		125	128,125
			2,871,645
Commercial Banks — 5.1%
Amsouth Bank, Series AI, 4.85%, 4/01/13		650	607,750
BNP Paribas, 3.60%, 2/23/16		580	581,110
Barclays Bank Plc, 5.14%, 10/14/20		450	413,629
CIT Group, Inc.:
7.00%, 5/01/15		150	149,250
7.00%, 5/01/16		549	545,768
7.00%, 5/01/17		881	869,905
7.00%, 5/02/17 (b)		140	138,250
HSBC Bank USA NA, 4.88%, 8/24/20		550	534,240
HSBC Holdings Plc, 5.10%, 4/05/21		350	375,480
Lloyds TSB Bank Plc, 5.80%, 1/13/20 (b)		100	100,188
Standard Chartered Plc, 5.50%, 11/18/14 (b)		450	490,876
			4,806,446
Commercial Services & Supplies — 1.4%
ACCO Brands Corp., 10.63%, 3/15/15		195	213,281
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)		215	207,622
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		190	179,075
Mobile Mini, Inc., 7.88%, 12/01/20		135	131,287
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (b)		240	258,000
8.25%, 2/01/21		310	289,075
West Corp., 8.63%, 10/01/18		50	48,750
			1,327,090
Construction & Engineering — 0.1%
Boart Longyear Management Ltd., 7.00%, 4/01/21 (b)		75	74,438
Construction Materials — 0.5%
Calcipar SA, 6.88%, 5/01/18 (b)		120	113,700
Inversiones CMPC SA, 4.75%, 1/19/18 (b)		175	178,820
Xefin Lux SCA, 8.00%, 6/01/18 (b)	EUR	100	132,158
			424,678
Consumer Finance — 0.6%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	260	263,250
Ford Motor Credit Co. LLC, 7.80%, 6/01/12		250	257,506
			520,756
Containers & Packaging — 1.4%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	260	350,147
Berry Plastics Corp., 8.25%, 11/15/15	USD	50	51,500
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR	100	125,694
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	135	141,750
Pregis Corp., 12.38%, 10/15/13		195	179,400
Rock-Tenn Co., 9.25%, 3/15/16		20	21,000
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	190	262,018
7.75%, 11/15/19		130	178,341
			1,309,850
Diversified Financial Services — 6.9%
Ally Financial, Inc.:
8.30%, 2/12/15	USD	400	420,000
6.25%, 12/01/17 (b)		30	28,857
8.00%, 3/15/20		60	60,600
7.50%, 9/15/20		550	540,375
8.00%, 11/01/31		990	967,725
8.00%, 11/01/31		530	509,823

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	91

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	USD	165	$172,012
Bank of America Corp.:
4.50%, 4/01/15		375	378,646
6.50%, 8/01/16		410	440,028
5.75%, 12/01/17		340	353,433
Boparan Holdings Ltd. (b):
9.75%, 4/30/18	EUR	100	110,624
9.88%, 4/30/18	GBP	100	131,487
Citigroup, Inc., 8.13%, 7/15/39	USD	55	66,241
FCE Bank Plc, 4.75%, 1/19/15	EUR	100	130,722
Itau Unibanco Holding SA, 5.75%, 1/22/21 (b)	USD	225	227,911
JPMorgan Chase & Co., 5.50%, 10/15/40		350	346,318
KION Finance SA, 7.88%, 4/15/18 (b)	EUR	100	119,230
Morgan Stanley, 5.50%, 7/28/21	USD	300	299,529
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (b)		306	312,885
Reynolds Group Issuer, Inc. (b):
8.75%, 10/15/16 (f)	EUR	100	139,341
7.88%, 8/15/19	USD	180	178,200
9.88%, 8/15/19		130	122,200
6.88%, 2/15/21		140	130,200
8.25%, 2/15/21		175	147,438
WMG Acquisition Corp. (b):
9.50%, 6/15/16		45	45,900
11.50%, 10/01/18		210	191,100
			6,570,825
Diversified Telecommunication Services — 2.7%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		155	133,300
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,355	1,371,937
Series B, 7.50%, 2/15/14		380	384,750
Qwest Corp., 8.38%, 5/01/16		270	307,800
Telefonica Emisiones SAU, 5.46%, 2/16/21		250	241,797
Windstream Corp.:
8.13%, 8/01/13		45	47,812
7.88%, 11/01/17		115	120,894
			2,608,290
Electric Utilities — 1.9%
Progress Energy, Inc., 7.75%, 3/01/31		1,000	1,321,413
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	400	491,283
			1,812,696
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	45	50,738
Energy Equipment & Services — 2.0%
Antero Resources Finance Corp., 7.25%, 8/01/19 (b)		60	58,350
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		90	87,300
Compagnie Générale de Géophysique-Veritas, 7.75%, 5/15/17		55	55,275
Ensco Plc, 4.70%, 3/15/21		425	444,254
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		160	155,200
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		415	429,525
Key Energy Services, Inc., 6.75%, 3/01/21		160	156,800
MEG Energy Corp., 6.50%, 3/15/21 (b)		210	210,000
Oil States International, Inc., 6.50%, 6/01/19 (b)		115	115,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (b)		80	78,600
Thermon Industries, Inc., 9.50%, 5/01/17		133	139,650
			1,929,954

Corporate Bonds	Par (000)		Value
Food Products — 1.4%
Darling International, Inc., 8.50%, 12/15/18	USD	90	$97,425
Del Monte Foods Co., 7.63%, 2/15/19 (b)		200	198,500
JBS USA LLC, 7.25%, 6/01/21 (b)		30	27,262
Kraft Foods, Inc.:
6.50%, 8/11/17		600	725,147
6.13%, 8/23/18		250	297,227
			1,345,561
Health Care Equipment & Supplies — 1.9%
CareFusion Corp., 6.38%, 8/01/19		195	232,367
DJO Finance LLC:
10.88%, 11/15/14		830	858,012
7.75%, 4/15/18 (b)		40	37,200
ExamWorks Group, Inc., 9.00%, 7/15/19 (b)		104	98,020
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		410	457,150
Teleflex, Inc., 6.88%, 6/01/19		105	104,213
			1,786,962
Health Care Providers & Services — 6.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)		150	149,250
ConvaTec Healthcare E SA:
7.38%, 12/15/17	EUR	200	258,570
10.50%, 12/15/18 (b)	USD	200	182,000
Crown Newco 3 Plc, 7.00%, 2/15/18	GBP	200	292,196
HCA, Inc.:
8.50%, 4/15/19	USD	95	103,550
6.50%, 2/15/20		470	475,288
7.25%, 9/15/20		905	929,887
7.50%, 2/15/22		465	460,350
IASIS Healthcare LLC, 8.38%, 5/15/19 (b)		270	236,250
INC Research LLC, 11.50%, 7/15/19 (b)		145	134,125
inVentiv Health, Inc. 10.00%, 8/15/18 (b)		140	126,350
Omnicare, Inc.:
6.13%, 6/01/13		9	9,090
6.88%, 12/15/15		107	109,140
7.75%, 6/01/20		140	142,800
Symbion, Inc., 8.00%, 6/15/16 (b)		125	116,250
Tenet Healthcare Corp.:
9.00%, 5/01/15		515	545,900
10.00%, 5/01/18		665	731,500
8.88%, 7/01/19		195	206,700
WellPoint, Inc., 5.95%, 12/15/34		1,000	1,097,175
			6,306,371
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)		660	759,000
MedAssets, Inc., 8.00%, 11/15/18 (b)		175	168,875
			927,875
Hotels, Restaurants & Leisure — 1.2%
Diamond Resorts Corp., 12.00%, 8/15/18		310	300,700
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)		65	55,413
MGM Resorts International, 10.38%, 5/15/14		750	823,125
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(g)		50	5
			1,179,243
Household Durables — 2.1%
Ashton Woods USA LLC, 0.00%, 6/30/15 (b)(f)		314	225,438
Beazer Homes USA, Inc.:
8.13%, 6/15/16		50	35,250
12.00%, 10/15/17		280	284,200
9.13%, 6/15/18		215	149,156
Ideal Standard International, 11.75%, 5/01/18	EUR	100	110,611
Ryland Group, Inc., 6.63%, 5/01/20	USD	225	193,500
Standard Pacific Corp.:
10.75%, 9/15/16		565	559,350
8.38%, 5/15/18		100	87,750
8.38%, 1/15/21		210	180,600

See Notes to Financial Statements.

92	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Durables (concluded)
United Rentals North America, Inc., 8.38%, 9/15/20	USD	160	$146,000
			1,971,855
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18	EUR	100	128,567
IT Services — 2.1%
First Data Corp. (b):
7.38%, 6/15/19	USD	310	291,400
8.88%, 8/15/20		195	193,050
12.63%, 1/15/21		674	636,930
SunGard Data Systems, Inc.:
10.63%, 5/15/15		295	312,700
7.38%, 11/15/18		380	361,950
7.63%, 11/15/20		220	210,100
			2,006,130
Independent Power Producers & Energy Traders — 2.6%
AES Corp., 7.38%, 7/01/21 (b)		305	308,050
Calpine Corp. (b):
7.50%, 2/15/21		70	70,700
7.88%, 1/15/23		235	239,700
Energy Future Holdings Corp., 10.00%, 1/15/20		1,005	1,008,890
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		28	28,249
NRG Energy, Inc., 7.63%, 1/15/18 (b)		775	767,250
			2,422,839
Industrial Conglomerates — 1.5%
Sequa Corp. (b):
11.75%, 12/01/15		460	478,400
13.50%, 12/01/15		854	905,515
			1,383,915
Insurance — 3.6%
American International Group, Inc., 6.40%, 12/15/20		1,130	1,188,743
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		130	135,200
The Dai-ichi Life Insurance Co. Ltd, 7.25% (b)(h)(i)		120	122,268
Genworth Financial, Inc., 7.63%, 9/24/21		150	133,129
Lincoln National Corp., 8.75%, 7/01/19		575	713,076
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		90	86,400
MetLife, Inc., 4.75%, 2/08/21		300	314,626
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (b)		250	272,729
Prudential Financial, Inc., 5.38%, 6/21/20		400	430,570
			3,396,741
Machinery — 0.8%
AGY Holding Corp., 11.00%, 11/15/14		220	192,775
Navistar International Corp.:
3.00%, 10/15/14 (e)		430	474,612
8.25%, 11/01/21		60	62,100
SPX Corp., 6.88%, 9/01/17		65	67,763
			797,250
Media — 15.5%
AMC Entertainment, Inc., 9.75%, 12/01/20		65	62,725
AMC Networks, Inc., 7.75%, 7/15/21 (b)		80	82,800
Affinion Group, Inc., 7.88%, 12/15/18		290	256,650
CCH II LLC, 13.50%, 11/30/16		289	334,290
CMP Susquehanna Corp., 3.52%, 5/15/14		40	38,000
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), 10.50%, 1/15/15 (b)		230	177,100
Checkout Holding Corp., 10.98%, 11/15/15 (b)(d)		245	144,550
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)		135	145,462
Clear Channel Communications, Inc., 9.00%, 3/01/21		200	161,000
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		384	407,040
Series B, 9.25%, 12/15/17		1,854	1,983,780

Corporate Bonds	Par (000)		Value
Media (concluded)
Cumulus Media, Inc., 7.75%, 5/01/19 (b)	USD	45	$39,487
DIRECTV Holdings LLC, 6.00%, 8/15/40		175	184,368
DISH DBS Corp., 7.00%, 10/01/13		201	210,799
Gray Television, Inc., 10.50%, 6/29/15		270	260,550
Intelsat Luxembourg SA:
11.25%, 2/04/17		60	58,200
11.50%, 2/04/17 (c)		30	29,138
Interactive Data Corp., 10.25%, 8/01/18		380	402,800
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		45	51,750
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (b)	EUR	237	333,642
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (b)		125	175,810
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD	150	144,375
Musketeer GmbH, 9.50%, 3/15/21 (b)	EUR	150	215,475
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	USD	270	272,700
NBC Universal, Inc., 4.38%, 4/01/21		1,025	1,052,003
The New York Times Co., 6.63%, 12/15/16		500	503,125
News America, Inc., 6.20%, 12/15/34		1,500	1,575,352
Nielsen Finance LLC, 7.75%, 10/15/18		765	789,862
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (b)	GBP	100	148,532
ProQuest LLC, 9.00%, 10/15/18 (b)	USD	130	127,400
Regal Entertainment Group, 9.13%, 8/15/18		85	85,850
TCI Communications, Inc., 7.88%, 2/15/26		1,000	1,350,406
Time Warner Cable, Inc., 5.88%, 11/15/40		410	428,931
UPC Holding BV, 9.88%, 4/15/18 (b)		200	209,000
UPCB Finance II Ltd., 6.38%, 7/01/20 (b)	EUR	292	373,318
Unitymedia GmbH:
9.63%, 12/01/19		50	72,364
9.63%, 12/01/19 (b)		190	274,982
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH) (b):
8.13%, 12/01/17		210	303,174
8.13%, 12/01/17	USD	200	204,000
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		200	213,000
7.00%, 1/15/18	GBP	100	168,012
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	165	232,282
Ziggo Finance BV, 6.13%, 11/15/17 (b)		295	413,174
			14,697,258
Metals & Mining — 4.2%
Barrick Gold Corp., 2.90%, 5/30/16 (b)	USD	225	230,987
Barrick North America Finance LLC, 5.70%, 5/30/41 (b)		250	263,970
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		85	86,913
7.38%, 2/15/16		85	86,275
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)		450	448,875
Goldcorp, Inc., 2.00%, 8/01/14 (e)		220	289,575
JMC Steel Group, 8.25%, 3/15/18 (b)		70	68,425
James River Escrow, Inc., 7.88%, 4/01/19 (b)		80	72,400
New World Resources NV:
7.88%, 5/01/18	EUR	65	89,171
7.88%, 5/01/18		76	104,261
Newmont Mining Corp.:
5.13%, 10/01/19	USD	225	252,184
Series A, 1.25%, 7/15/14 (e)		200	290,500
Novelis, Inc., 8.75%, 12/15/20		1,275	1,341,937
Taseko Mines Ltd., 7.75%, 4/15/19		115	108,962
Vedanta Resources Plc, 8.25%, 6/07/21 (b)		200	191,000
Vulcan Materials Co., 7.50%, 6/15/21		84	82,733
			4,008,168

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	93

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Multiline Retail — 1.3%
Dollar General Corp., 11.88%, 7/15/17 (c)	USD	1,135	$1,257,012
Oil, Gas & Consumable Fuels — 12.5%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		110	107,525
6.25%, 6/01/21		355	347,456
Anadarko Petroleum Corp.:
5.95%, 9/15/16		365	410,292
6.38%, 9/15/17		75	86,608
Arch Coal, Inc.:
7.25%, 10/01/20		205	201,925
7.25%, 6/15/21 (b)		305	300,425
Berry Petroleum Co., 8.25%, 11/01/16		100	103,250
Bill Barrett Corp., 9.88%, 7/15/16		20	21,950
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)		50	51,000
Chesapeake Energy Corp.:
6.63%, 8/15/20		351	366,795
6.13%, 2/15/21		195	197,925
2.25%, 12/15/38 (e)		275	244,750
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		99	104,940
Concho Resources, Inc., 7.00%, 1/15/21		150	153,750
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (b)		120	97,200
Consol Energy, Inc., 8.25%, 4/01/20		710	763,250
Continental Resources, Inc., 7.13%, 4/01/21		135	139,050
Copano Energy LLC, 7.13%, 4/01/21		120	119,400
Crosstex Energy LP, 8.88%, 2/15/18		65	67,275
Denbury Resources, Inc.:
8.25%, 2/15/20		259	272,921
6.38%, 8/15/21		125	122,500
EV Energy Partners LP, 8.00%, 4/15/19 (b)		55	53,900
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17		155	158,875
7.75%, 6/15/19		320	300,800
Enterprise Products Operating LLC, 3.70%, 6/01/15		500	528,535
Forbes Energy Services Ltd., 9.00%, 6/15/19 (b)		130	123,825
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		200	202,000
Linn Energy LLC:
6.50%, 5/15/19 (b)		90	85,950
8.63%, 4/15/20		115	123,050
7.75%, 2/01/21 (b)		360	367,200
MarkWest Energy Partners LP, 6.75%, 11/01/20		50	51,250
Niska Gas Storage US LLC, 8.88%, 3/15/18		685	691,850
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (b)		1,505	1,508,762
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)		115	112,700
Petrobras International Finance Co.:
3.88%, 1/27/16		1,100	1,128,215
5.88%, 3/01/18		200	217,400
7.88%, 3/15/19		100	121,600
6.88%, 1/20/40		25	28,666
Petrohawk Energy Corp.:
7.25%, 8/15/18		115	134,119
6.25%, 6/01/19 (b)		315	366,188
Pioneer Natural Resources Co., 6.88%, 5/01/18		35	37,911
Precision Drilling Corp., 6.50%, 12/15/21 (b)		105	105,000
Range Resources Corp.:
8.00%, 5/15/19		50	54,375
5.75%, 6/01/21		115	115,575
SM Energy Co., 6.63%, 2/15/19 (b)		100	100,000
SandRidge Energy, Inc., 7.50%, 3/15/21 (b)		335	326,625
Western Gas Partners LP, 5.38%, 6/01/21		325	342,222
The Williams Cos., Inc., 8.75%, 3/15/32		200	259,514
			11,926,294

Corporate Bonds	Par (000)		Value
Paper & Forest Products — 2.5%
Boise Paper Holdings LLC:
9.00%, 11/01/17	USD	45	$47,812
8.00%, 4/01/20		65	66,462
Clearwater Paper Corp.:
10.63%, 6/15/16		160	175,200
7.13%, 11/01/18		215	216,075
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		355	405,413
International Paper Co.:
7.95%, 6/15/18		220	262,885
7.30%, 11/15/39		5	5,603
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)		120	118,800
NewPage Corp., 11.38%, 12/31/14 (a)(g)		845	743,600
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)		50	44,500
Verso Paper Holdings LLC, 11.50%, 7/01/14		297	314,820
			2,401,170
Pharmaceuticals — 1.3%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (b)	EUR	100	137,904
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (b)	USD	65	65,813
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (b)		470	446,500
Wyeth, 6.50%, 2/01/34		500	621,983
			1,272,200
Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20		265	261,356
Real Estate Investment Trusts (REITs) — 1.3%
FelCor Lodging LP, 6.75%, 6/01/19 (b)		345	324,300
HCP, Inc., 5.38%, 2/01/21		225	229,228
iStar Financial, Inc., 5.65%, 9/15/11		500	496,250
The Rouse Co. LP, 6.75%, 11/09/15		145	146,812
			1,196,590
Real Estate Management & Development — 1.5%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20		90	87,975
Realogy Corp.:
11.50%, 4/15/17 (f)		285	226,575
12.00%, 4/15/17 (f)		35	28,000
7.88%, 2/15/19 (b)		890	738,700
Shea Homes LP, 8.63%, 5/15/19 (b)		395	333,775
			1,415,025
Road & Rail — 2.1%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		190	194,275
8.25%, 1/15/19		280	270,900
Canadian National Railway Co., 6.90%, 7/15/28		500	636,970
The Hertz Corp. (b):
7.50%, 10/15/18		335	328,300
6.75%, 4/15/19		160	149,200
7.38%, 1/15/21		430	410,650
			1,990,295
Software — 0.2%
Oracle Corp., 5.38%, 7/15/40 (b)		210	230,735
Specialty Retail — 1.3%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		130	127,725
Best Buy Co., Inc., 5.50%, 3/15/21		75	71,420
House of Fraser Plc, 8.88%, 8/15/18 (b)	GBP	100	137,984
Limited Brands, Inc., 8.50%, 6/15/19	USD	320	360,400
Phones4u Finance Plc, 9.50%, 4/01/18 (b)	GBP	100	124,994

See Notes to Financial Statements.

94	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
QVC, Inc. (b):
7.13%, 4/15/17	USD	80	$83,600
7.50%, 10/01/19		135	145,462
7.38%, 10/15/20		75	80,625
Sonic Automotive, Inc., 9.00%, 3/15/18		115	116,725
			1,248,935
Tobacco — 0.2%
Altria Group, Inc., 9.25%, 8/06/19		105	138,727
Wireless Telecommunication Services — 3.7%
America Movil SAB de CV:
2.38%, 9/08/16		200	198,376
5.00%, 3/30/20		400	434,199
American Tower Corp., 4.50%, 1/15/18		375	387,397
Cricket Communications, Inc.:
10.00%, 7/15/15		125	129,219
7.75%, 5/15/16		480	486,000
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		375	423,510
Digicel Group Ltd. (b):
8.88%, 1/15/15		170	170,000
9.13%, 1/15/15 (c)		439	439,000
8.25%, 9/01/17		365	365,000
iPCS, Inc., 2.38%, 5/01/13 (i)		20	18,550
SBA Tower Trust, 4.25%, 4/15/40 (b)		325	345,249
Sprint Capital Corp., 6.88%, 11/15/28		140	125,300
			3,521,800
Total Corporate Bonds — 104.2%			99,086,313

Floating Rate Loan Interests (i)
Airlines — 0.3%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		275	253,459
Building Products — 0.3%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		300	301,500
Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		158	152,331
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		225	223,499
Volume Services America, Inc. (FKA Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16		357	341,818
			717,648
Construction & Engineering — 0.8%
Safway Services, LLC, Last Out Term Loan, 7.25%, 12/16/17		750	750,000
Consumer Finance — 1.7%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		1,775	1,644,094
Diversified Consumer Services — 0.5%
Laureate Education, Series A New Term Loan, 5.25%, 8/15/18		493	434,942
ServiceMaster Co.:
Delayed Draw Term Loan, 2.72%, 7/24/14		3	2,928
Term Loan, 2.73%, 7/24/14		32	29,403
			467,273
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., Incremental Tranche A Term Loan, 2.50%, 3/13/14		200	184,800

Floating Rate Loan Interests (i)	Par (000)		Value
Energy Equipment & Services — 2.0%
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16	USD	707	$682,520
Gas Co. Term Loan, 9.25%, 8/04/16		1,293	1,270,700
			1,953,220
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		300	294,000
Health Care Providers & Services — 0.6%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		174	170,338
Tranche A Term Loan, 8.50%, 3/02/15		173	169,563
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16		267	251,949
			591,850
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Operating Co., Inc., Term Loan B3, 3.25%, 1/28/15		128	110,212
Independent Power Producers & Energy Traders — 0.9%
Texas Competitive Electric Holdings Co., LLC (FKA TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17		1,171	859,886
Media — 3.6%
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		485	463,175
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		2,494	2,387,766
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		550	567,875
			3,418,816
Oil, Gas & Consumable Fuels — 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		734	726,209
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		544	528,841
Real Estate Management & Development — 0.4%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan C, 4.44%, 10/10/16		72	59,142
Extended Term Loan B, 4.52%, 10/10/16		426	350,452
			409,594
Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14		52	45,598
Wireless Telecommunication Services — 1.3%
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15		803	806,758
PIK Term Loan B, 6.25%, 7/11/16		400	402,000
			1,208,758
Total Floating Rate Loan Interests — 15.2%			14,465,758

Foreign Agency Obligations
Republic of Indonesia, 5.88%, 3/13/20 (b)		200	230,500
Qatar Government International Bond, 4.00%, 1/20/15 (b)		200	212,250
Total Foreign Agency Obligations — 0.5%			442,750

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	95

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Other Interests (j)		Beneficial Interest (000)		Value
Auto Components — 1.8%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests (b)	USD	—	(k)	$1,715,513
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		1		95
Media — 0.0%
Adelphia Communications Corp., Class A		400		244
Total Other Interests — 1.8%				1,715,852

Preferred Securities
Capital Trusts		Par (000)
Capital Markets — 0.1%
State Street Capital Trust IV, 1.25%, 6/15/37 (i)		200		151,668
Insurance — 0.2%
Genworth Financial, Inc., 6.15% 11/15/66 (i)		305		183,000
Total Capital Trusts — 0.3%				334,668

Preferred Stocks	Shares
Media — 0.1%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(i)		9,328		79,288
Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)		3,277		52,235
Total Preferred Stocks — 0.1%				131,523

Trust Preferreds
Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (i)		3,000		63,893
Total Trust Preferreds — 0.1%				63,893
Total Preferred Securities — 0.5%				530,084

Taxable Municipal Bonds		Par (000)
Metropolitan Transportation Authority, RB, Build America Bonds, Series TR, 6.81%, 11/15/40	USD	300		351,072
Total Taxable Municipal Bonds — 0.4%				351,072

US Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Ginnie Mae Mortgage-Backed Securities, Series 2006-68, Class B, 5.16%, 6/16/31 (i)		310		335,608
Total US Government Sponsored Agency Securities — 0.3%				335,608

Warrants (l)	Shares			Value
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)		23,560		$60,208
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		56		1
Total Warrants — 0.1%				60,209
Total Long-Term Investments (Cost — $115,434,047) — 123.0%				116,988,043

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (m)(n)		891,719		891,719
Total Short-Term Securities (Cost — $891,719) — 0.9%				891,719

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/21/19, Broker Goldman Sachs Bank USA		6		—
Total Options Purchased (Cost — $5,867) — 0.0%				—
Total Investments (Cost — $116,331,633*) — 123.9%				117,879,762
Liabilities in Excess of Other Assets — (23.9)%				(22,753,123)
Net Assets — 100.0%				$95,126,639

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$116,408,855
Gross unrealized appreciation	$4,530,568
Gross unrealized depreciation	(3,059,661)
Net unrealized appreciation	$1,470,907

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Amount is less than $500.

See Notes to Financial Statements.

96	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund Institutional Class	1,132,109	(240,390)	891,719	$2,251

(n)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
7	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2011	$997,730	$4,363

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
16	5-Year US Treasury Note	Chicago Board of Trade	December 2011	$1,961,876	$1,126
8	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$1,034,049	1,799
2	30-Year US Treasury Bond	Chicago Board of Trade	December 2011	$271,027	(1,035)
Total					$1,890

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	91,000	USD	130,833	Royal Bank of Scotland Plc	9/02/11	$(112)
USD	1,127,295	GBP	705,500	Royal Bank of Scotland Plc	10/07/11	(17,497)
USD	5,579,295	EUR	3,892,000	Citibank NA	10/26/11	(7,895)
USD	342,195	EUR	239,000	Deutsche Bank AG	10/26/11	(903)
USD	130,749	EUR	91,000	Royal Bank of Scotland Plc	10/26/11	113

Total						$(26,294)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
iStar Financial, Inc.	5.00%	Morgan Stanley & Co., Inc.	9/20/11	$500	$(1,594)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$110	2,325
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	$250	57,163
Raytheon Co.	1.00%	Citibank NA	9/20/16	$200	807
Lockheed Martin Corp.	1.00%	Deutsche Bank AG	9/20/16	$625	2,651
Raytheon Co.	1.00%	Deutsche Bank AG	9/20/16	$240	(629)
General Dynamics Corp.	1.00%	JPMorgan Chase & Co.	9/20/16	$500	2,573
General Dynamics Corp.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	$200	(248)
General Dynamics Corp.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	$150	24
Raytheon Co.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	$200	(508)
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	$500	10,180
Total					$72,744

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A	$375	$(307)
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A–	$150	6,063
MetLife, Inc.	1.00%	UBS AG	9/20/15	A–	$175	864
ARAMARK Corp.	5.00%	Goldman Sachs & Co.	6/20/16	B	$300	(10,435)
ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	6/20/16	B	$150	(5,105)
ARAMARK Corp.	5.00%	Goldman Sachs & Co.	9/20/16	B	$150	(6,586)
Total						$(15,506)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	97

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$397	—	—	$397
Corporate Bonds	—	$99,048,308	$38,005	99,086,313
Floating Rate Loan Interests	—	10,873,015	3,592,743	14,465,758
Foreign Agency Obligations	—	442,750	—	442,750
Other Interests	—	1,715,757	95	1,715,852
Preferred Securities	116,128	334,668	79,288	530,084
Taxable Municipal Bonds	—	351,072	—	351,072
US Government Sponsored Agency Bonds	—	335,608	—	335,608
Warrants	—	—	60,209	60,209
Short-Term Securities	891,719	—	—	891,719
Total	$1,008,244	$113,101,178	$3,770,340	$117,879,762

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$82,650	—	$82,650
Foreign currency Exchange contracts	—	113	—	113
Interest rate contracts	$7,288	—	—	7,288
Liabilities:
Credit contracts	—	(25,105)	$(307)	(25,412)
Foreign currency exchange contracts	—	(26,407)	—	(26,407)
Interest rate contracts	(1,035)	—	—	(1,035)
Total	$6,253	$31,251	$(307)	$37,197

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

98	ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (concluded)	BlackRock Strategic Bond Trust (BHD)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2010	$13,235	$17,453	$3,420,874	$191	$65,455	—	$(8,879)	$3,508,329
Accrued discounts/premiums	—	3,584	(518)	—	—	—	—	3,066
Net realized gain (loss)	(339,690)	679	51,776	—	130,416	—	—	(156,819)
Net change in unrealized appreciation/depreciation[2]	363,363	33,246	(28,350)	(96)	65,999	$60,208	8,879	503,249
Purchases	—	—	1,350,204	—	—	1	—	1,350,205
Sales	(36,908)	(16,993)	(1,730,249)	—	(182,582)	—	—	(1,966,732)
Transfers in3	—	36	583,687	—	—	—	—	583,723
Transfers out[3]	—	—	(54,681)	—	—	—	—	(54,681)
Balance, as of August 31, 2011	—	$38,005	$3,592,743	$95	$79,288	$60,209	—	$3,770,340

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at August 31, 2011 was $166,005.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Liabilities:
Balance, as of August 31, 2010	—
Accrued discounts/premiums	$741
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(307)
Purchases	—
Issuances[5]	(2,526)
Sales	—
Settlements[6]	1,785
Transfers in7	—
Transfers out[7]	—
Balance, as of August 31, 2011	$(307)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at August 31, 2011 was $(307).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	99

Statements of Assets and Liabilities

August 31, 2011	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)
Assets
Investments at value — unaffiliated[1]	$573,657,896	$504,823,857	$525,207,550	$145,207,645
Investments at value — affiliated[2]	4,711,687	1,171,689	941,235	822,452
Foreign currency at value[3]	168,374	230,460	224,348	20,474
Cash	161,409	12	—	—
Cash pledged as collateral for financial futures contracts	765,000	3,025,000	3,010,000	586,000
Cash pledged as collateral for swaps	2,000,000	—	—	—
Cash pledged as collateral for options written	—	906,360	952,770	—
Investments sold receivable	27,554,107	2,767,483	2,957,541	844,750
TBA sale commitments receivable	29,465,199	—	—	—
Unrealized appreciation on swaps	3,273,268	107,217	111,602	—
Interest receivable	5,614,116	8,260,950	8,736,280	2,507,609
Swaps premiums paid	1,018,397	1,100,156	1,149,410	—
Swaps receivable	530,320	177,562	177,198	—
Principal paydown receivable	—	492,224	532,403	146,080
Unrealized appreciation on foreign currency exchange contracts	134,183	521	646	115
Dividends receivable — unaffiliated	10,384	36,095	17,268	8,706
Commitment fees receivable	3,731	—	—	—
Dividends receivable — affiliated	266	392	382	72
Prepaid expenses	22,068	62,834	65,168	25,374
Other assets	43,747	75,109	78,540	8,396
Total assets	649,134,152	523,237,921	544,162,341	150,177,673

Liabilities
Reverse repurchase agreements	152,300,789	—	—	—
Investments purchased payable	81,092,810	4,686,875	4,425,127	1,957,731
Payable for matured repurchase agreement	1,312,160	—	—	—
Loan payable	—	129,000,000	130,000,000	29,000,000
Cash held as collateral for swaps	700,000	—	—	—
Cash held as collateral for reverse repurchase agreements	1,795,000	—	—	—
TBA sale commitments at value[4]	29,651,066	—	—	—
Unrealized depreciation on swaps	135,838	138,756	141,415	—
Options written at value[5]	7,779,123	1,415,067	1,507,668	—
Swaps payable	113,285	504,249	497,891	—
Swaps premiums received	803,136	438,769	459,901	—
Investment advisory fees payable	246,282	263,899	320,584	93,982
Margin variation payable	205,363	348,368	356,378	50,368
Interest expense payable	108,838	125,702	126,551	44,943
Unrealized depreciation on foreign currency exchange contracts	147,805	140,051	147,608	32,710
Income dividends payable	51,086	74,385	95,012	25,946
Officer’s and Trustees’ fees payable	46,583	91,058	70,860	10,883
Deferred income	—	21,938	23,019	6,731
Other accrued expenses payable	257,759	301,375	293,221	145,833
Other liabilities	91,772	—	—	—
Total liabilities	276,838,695	137,550,492	138,465,235	31,369,127
Net Assets	$372,295,457	$385,687,429	$405,697,106	$118,808,546
[1] Investments at cost — unaffiliated	$559,176,694	$519,698,626	$541,296,934	$149,022,725
[2] Investments at cost — affiliated	$4,711,687	$1,171,689	$941,235	$822,452
[3] Foreign currency at cost	$167,569	$231,150	$225,720	$20,662
[4] Proceeds from TBA sale commitments	$29,465,199	—	—	—
[5] Premiums received	$5,259,483	$985,255	$1,073,535	—

See Notes to Financial Statements.

100	ANNUAL REPORT	AUGUST 31, 2011

Statements of Assets and Liabilities (concluded)

August 31, 2011	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)
Net Assets Consist of
Paid-in capital[6,7,8]	$378,671,939	$469,820,049	$505,109,182	$160,514,715
Undistributed net investment income	3,484,685	2,797,479	4,335,509	2,031,075
Accumulated net realized loss	(24,305,497)	(69,055,047)	(84,738,897)	(39,701,954)
Net unrealized appreciation/depreciation	14,444,330	(17,875,052)	(19,008,688)	(4,035,290)
Net Assets	$372,295,457	$385,687,429	$405,697,106	$118,808,546
Net asset value	$13.78	$11.71	$11.49	$2.18
[6] Par value per share	$0.001	$0.100	$0.100	—
[7] Shares outstanding	27,023,027	32,944,087	35,294,009	54,620,872
[8] Shares authorized	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	101

Statements of Assets and Liabilities

August 31, 2011	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Assets
Investments at value — unaffiliated[1]	$48,423,008	$572,248,748	$880,449,756	$116,988,043
Investments at value — affiliated[2]	421,345	3,706,293	3,958,025	891,719
Foreign currency at value[3]	—	104,439	—	13,941
Cash	—	—	59,780	—
Cash pledged as collateral for financial futures contracts	—	345,000	3,345,000	23,660
Cash pledged as collateral for swaps	—	3,100,000	6,845,000	—
Investments sold receivable	225,646	28,114,060	2,498,495	476,073
TBA sale commitments receivable	—	29,622,531	22,580,355	—
Unrealized appreciation on swaps	142,247	3,216,282	40,295,683	82,650
Interest receivable	817,229	5,859,217	4,016,351	1,816,081
Swaps premiums paid	58,667	795,509	129,681	150,300
Swaps receivable	258,959	581,249	2,283,619	8,719
Principal paydown receivable	51,089	—	5,496	106,283
Margin variation receivable	—	—	658,258	—
Unrealized appreciation on foreign currency exchange contracts	—	134,546	—	113
Dividends receivable — unaffiliated	2,478	—	—	—
Dividends receivable — affiliated	73	564	690	58
Prepaid expenses	8,870	22,437	25,922	19,805
Other assets	9,290	66,856	81,876	7,448
Total assets	50,418,901	647,917,731	967,233,987	120,584,893

Liabilities
Reverse repurchase agreements	—	154,883,292	233,676,408	—
Investments purchased payable	357,854	82,431,136	148,668,336	1,061,175
Loan payable	6,000,000	—	—	24,000,000
TBA sale commitments at value[4]	—	29,830,973	22,665,726	—
Unrealized depreciation on swaps	1,029	139,926	37,654,510	25,412
Options written at value[5]	—	7,134,602	1,627,765	—
Borrowed bonds at value[6]	—	—	8,196,738	—
Interest rate floors at value[7]	—	—	308,729	—
Swaps payable	2,028	143,495	3,254,352	11,790
Swaps premiums received	256,148	825,145	1,363,858	58,800
Investment advisory fees payable	18,887	128,664	153,909	75,387
Margin variation payable	—	201,161	—	6,188
Interest expense payable	5,700	113,917	172,048	15,992
Unrealized depreciation on foreign currency exchange contracts	—	159,666	—	26,407
Income dividends payable	1,843	51,411	88,236	10,467
Officer’s and Trustees’ fees payable	10,469	72,247	84,141	8,242
Administration fees payable	21,397	92,813	190,999	—
Bank overdraft	—	3,771	—	—
Other affiliates payable	—	—	—	2,056
Other accrued expenses payable	99,308	530,192	363,725	156,338
Total liabilities	6,774,663	276,742,411	458,469,480	25,458,254
Net Assets	$43,644,238	$371,175,320	$508,764,507	$95,126,639
[1] Investments at cost — unaffiliated	$48,491,371	$557,153,091	$854,851,614	$115,439,914
[2] Investments at cost — affiliated	$421,345	$3,706,293	$3,958,025	$891,719
[3] Foreign currency at cost	—	$101,971	—	$13,964
[4] Proceeds from TBA sale commitments	—	$29,622,531	$22,580,355	—
[5] Premiums received	—	$4,793,809	$801,911	—
[6] Proceeds from borrowed bonds	—	—	$7,717,874	—
[7] Interest rate floors at cost	—	—	$440,833	—

See Notes to Financial Statements.

102	ANNUAL REPORT	AUGUST 31, 2011

Statements of Assets and Liabilities (concluded)

August 31, 2011	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Net Assets Consist of
Paid-in capital[8,9,10]	$58,516,207	$402,924,496	$478,542,248	$98,450,652
Cost of shares held in treasury[11]	—	(17,377,850)	—	—
Undistributed (distributions in excess of) net investment income	(107,518)	4,312,166	(33,473)	774,363
Accumulated net realized gain (loss)	(14,838,186)	(34,035,704)	532,550	(5,682,155)
Net unrealized appreciation/depreciation	73,735	15,352,212	29,723,182	1,583,779
Net Assets	$43,644,238	$371,175,320	$508,764,507	$95,126,639
Net asset value	$6.79	$10.77	$7.96	$13.48
[8] Par value per share	$0.001	$0.01	$0.01	$0.001
[9] Shares outstanding	6,427,525	34,456,370	63,942,535	7,058,401
[10] Shares authorized	unlimited	200 million	200 million	unlimited
[11] Shares held in treasury	—	1,757,400	—	—

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	103

Statements of Operations

Year Ended August 31, 2011	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)
Investment Income
Interest	$26,038,032	$40,763,761	$43,278,260	$12,629,925
Dividends — unaffiliated	48,575	513,158	208,574	63,921
Foreign taxes withheld	(776)	(774)	(1,032)	(258)
Dividends — affiliated	7,566	8,114	7,958	2,674
Total income	26,093,397	41,284,259	43,493,760	12,696,262

Expenses
Investment advisory	2,856,702	3,156,080	3,789,466	1,138,755
Borrowing costs[1]	—	387,448	404,025	137,418
Professional	130,954	181,449	172,794	78,384
Custodian	117,650	71,737	72,435	30,822
Printing	95,355	57,403	61,170	45,340
Accounting services	78,907	77,853	79,820	42,316
Officer and Trustees	46,116	48,426	50,536	14,135
Transfer agent	12,145	48,626	48,380	28,212
Registration	9,422	11,486	12,332	19,044
Miscellaneous	87,406	85,905	71,491	35,734
Total expenses excluding interest expense	3,434,657	4,126,413	4,762,449	1,570,160
Interest expense	346,582	1,302,143	1,258,895	293,458
Total expenses	3,781,239	5,428,556	6,021,344	1,863,618
Less fees waived by advisor	(1,978)	(1,407)	(1,411)	(1,130)
Less fees paid indirectly	(26)	—	—	—
Total expenses after fees waived and paid indirectly	3,779,235	5,427,149	6,019,933	1,862,488
Net investment income	22,314,162	35,857,110	37,473,827	10,833,774

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,873,619	14,942,502	14,773,244	3,211,891
Financial futures contracts	(7,142,111)	165,948	326,634	150,254
Foreign currency transactions	(972,845)	(2,962,626)	(3,283,208)	(472,791)
Options written	2,236,157	414,174	422,224	(44,888)
Swaps	(1,169,248)	2,358,243	2,674,787	—
Borrowed bonds	(1,472,865)	—	—	—
	(647,293)	14,918,241	14,913,681	2,844,466
Net change in unrealized appreciation/depreciation on:
Investments	(13,316,913)	(9,550,384)	(9,990,326)	(2,845,731)
Financial futures contracts	(744,788)	(2,544,189)	(2,505,197)	(231,694)
Foreign currency transactions	48,207	(132,635)	(95,158)	(28,582)
Options written	904,721	(537,705)	(547,717)	—
Swaps	3,924,338	12,515	(106,869)	—
Borrowed bonds	(27)	—	—	—
Unfunded loan commitments	—	70,021	36,123	2,026
	(9,184,462)	(12,682,377)	(13,209,144)	(3,103,981)
Total realized and unrealized gain (loss)	(9,831,755)	2,235,864	1,704,537	(259,515)
Net Increase in Net Assets Resulting from Operations	$12,482,407	$38,092,974	$39,178,364	$10,574,259

[1]	See Note 6 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

104	ANNUAL REPORT	AUGUST 31, 2011

Statements of Operations

Year Ended August 31, 2011	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Investment Income
Interest	$4,182,304	$25,236,825	$27,320,865	$8,976,127
Dividends — unaffiliated	11,175	—	—	—
Dividends — affiliated	2,932	8,798	18,110	2,908
Total income	4,196,411	25,245,623	27,338,975	8,979,035

Expenses
Investment advisory	537,737	2,199,864	3,238,615	910,284
Administration	52,966	366,644	747,371	—
Borrowing costs[1]	48,050	—	—	96,192
Professional	73,807	114,600	129,886	81,265
Custodian	17,225	125,278	130,254	28,762
Printing	21,266	103,112	124,659	31,230
Accounting services	10,785	55,919	82,960	23,432
Officer and Trustees	5,440	47,008	57,862	9,769
Transfer agent	13,294	20,791	64,127	11,668
Registration	9,372	12,013	22,294	9,372
Miscellaneous	53,778	90,742	84,997	45,478
Total expenses excluding interest expense	843,720	3,135,971	4,683,025	1,247,452
Interest expense	84,945	344,859	573,496	247,843
Total expenses	928,665	3,480,830	5,256,521	1,495,295
Less fees waived by advisor	(987)	(1,502)	(6,957)	(1,031)
Less fees paid indirectly	(47)	(62)	(259)	(122)
Total expenses after fees waived and paid indirectly	927,631	3,479,266	5,249,305	1,494,142
Net investment income	3,268,780	21,766,357	22,089,670	7,484,893

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(795,834)	6,572,587	15,886,243	1,951,318
Financial futures contracts	—	(9,240,339)	(19,646,123)	(104,157)
Foreign currency transactions	—	(743,628)	(1,497)	(330,332)
Options written	13,000	2,265,086	1,532,906	28,625
Swaps	(79,879)	4,792,003	4,883,203	(189,942)
Borrowed bonds	—	(770,974)	(1,226,603)	—
Interest rate floors	—	—	(2,294,217)	—
	(862,713)	2,874,735	(866,088)	1,355,512
Net change in unrealized appreciation/depreciation on:
Investments	1,476,798	(12,315,981)	10,616,936	(1,670,166)
Financial futures contracts	—	(532,119)	4,164,429	11,871
Foreign currency transactions	—	35,123	—	(25,326)
Options written	(12,341)	1,399,467	(297,874)	(27,158)
Swaps	144,749	(1,144,401)	(3,349,916)	39,432
Borrowed bonds	—	(27)	(478,864)	—
Unfunded loan commitments	4,001	—	—	8,879
Interest rate floors	—	—	2,398,794	—
	1,613,207	(12,557,938)	13,053,505	(1,662,468)
Total realized and unrealized gain (loss)	750,494	(9,683,203)	12,187,417	(306,956)
Net Increase in Net Assets Resulting from Operations	$4,019,274	$12,083,154	$34,277,087	$7,177,937

[1]	See Note 6 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	105

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)		BlackRock Corporate High Yield Fund V, Inc. (HYV)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$22,314,162	$23,504,592	$35,857,110	$34,998,740
Net realized gain (loss)	(647,293)	22,830,017	14,918,241	7,089,947
Net change in unrealized appreciation/depreciation	(9,184,462)	24,703,783	(12,682,377)	54,072,650
Net increase in net assets resulting from operations	12,482,407	71,038,392	38,092,974	96,161,337

Dividends to Shareholders From
Net investment income	(23,726,515)	(27,023,027)	(35,008,792)	(33,602,969)

Net Assets
Total increase (decrease) in net assets	(11,244,108)	44,015,365	3,084,182	62,558,368
Beginning of year	383,539,565	339,524,200	382,603,247	320,044,879
End of year	$372,295,457	$383,539,565	$385,687,429	$382,603,247
Undistributed net investment income	$3,484,685	$7,202,897	$2,797,479	$5,001,402

	BlackRock Corporate High Yield Fund VI, Inc. (HYT)		BlackRock High Income Shares (HIS)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$37,473,827	$36,935,470	$10,833,774	$10,792,615
Net realized gain (loss)	14,913,681	1,901,818	2,844,466	(276,674)
Net change in unrealized appreciation/depreciation	(13,209,144)	57,412,973	(3,103,981)	17,435,391
Net increase in net assets resulting from operations	39,178,364	96,250,261	10,574,259	27,951,332

Dividends to Shareholders From
Net investment income	(35,241,068)	(35,992,789)	(11,407,404)	(9,230,927)

Capital Share Transactions
Reinvestment of dividends	—	87,090	—	—

Net Assets
Total increase (decrease) in net assets	3,937,296	60,344,562	(833,145)	18,720,405
Beginning of year	401,759,810	341,415,248	119,641,691	100,921,286
End of year	$405,697,106	$401,759,810	$118,808,546	$119,641,691
Undistributed net investment income	$4,335,509	$5,651,991	$2,031,075	$2,972,065

See Notes to Financial Statements.

106	ANNUAL REPORT	AUGUST 31, 2011

Statements of Changes in Net Assets

	BlackRock High Yield Trust (BHY)		BlackRock Corporate Income Opportunity Trust (BNA)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$3,268,780	$3,296,839	$21,766,357	$20,499,390
Net realized gain (loss)	(862,713)	(1,522,025)	2,874,735	21,968,948
Net change in unrealized appreciation/depreciation	1,613,207	7,423,666	(12,557,938)	20,927,252
Net increase in net assets resulting from operations	4,019,274	9,198,480	12,083,154	63,395,590

Dividends and Distributions to Shareholders From
Net investment income	(3,278,764)	(3,246,508)	(22,287,310)	(27,117,163)
Tax return of capital	(76,404)	(108,660)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(3,355,168)	(3,355,168)	(22,287,310)	(27,117,163)

Net Assets
Total increase (decrease) in net assets	664,106	5,843,312	(10,204,156)	36,278,427
Beginning of year	42,980,132	37,136,820	381,379,476	345,101,049
End of year	$43,644,238	$42,980,132	$371,175,320	$381,379,476
Undistributed (distribution in excess of) net investment income	$(107,518)	$(99,314)	$4,312,166	$6,733,590

	BlackRock Income Trust, Inc. (BKT)		BlackRock Strategic Bond Trust (BHD)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$22,089,670	$12,848,017	$7,484,893	$7,157,170
Net realized gain (loss)	(866,088)	28,601,188	1,355,512	2,597,390
Net change in unrealized appreciation/depreciation	13,053,505	17,697,571	(1,662,468)	6,849,508
Net increase in net assets resulting from operations	34,277,087	59,146,776	7,177,937	16,604,068

Dividends and Distributions to Shareholders From
Net investment income	(21,772,433)	(16,372,760)	(7,845,469)	(6,391,382)
Net realized gain	—	(2,042,690)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(21,772,433)	(18,415,450)	(7,845,469)	(6,391,382)

Net Assets
Total increase (decrease) in net assets	12,504,654	40,731,326	(667,532)	10,212,686
Beginning of year	496,259,853	455,528,527	95,794,171	85,581,485
End of year	$508,764,507	$496,259,853	$95,126,639	$95,794,171
Undistributed (distribution in excess of) net investment income	$(33,473)	$(83,711)	$774,363	$1,512,890

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	107

Statements of Cash Flows

Year Ended August 31, 2011	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$12,482,407	$38,092,974	$39,178,364	$10,574,259
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(203,308)	118,777	188,919	108,878
Increase (decrease) in swaps receivable	(245,217)	(104,212)	(97,848)	—
(Increase) decrease in other assets	(851)	169,080	223,230	47,184
Decrease in prepaid expenses	9,843	56,030	59,603	25,574
(Increase) in commitment fees receivable	(3,731)	—	—	—
(Increase) in dividends receivable — unaffiliated	(10,384)	(36,095)	(17,268)	(8,706)
(Increase) decrease in margin variation receivable	182,210	—	—	—
(Increase) decrease in dividends receivable — affiliated	22	(203)	(100)	2
(Increase) decrease in cash pledged as collateral for financial futures contracts and options written	(236,000)	(2,801,372)	(2,802,770)	(346,000)
(Increase) decrease in cash pledged as collateral for swaps and reverse repurchase agreements	495,000	—	—	—
Increase (decrease) in investment advisory fees payable	10,809	25,882	31,444	3,668
Increase (decrease) in interest expense payable	20,553	(48,621)	(49,374)	289
Increase (decrease) in other affiliates payable	(1,686)	(1,502)	(1,556)	(456)
(Decrease) in commitment fees payable	(682)	(2,524)	(2,737)	(829)
Increase in other liabilities	91,772	—	—	6,731
Increase in other accrued expenses payable	76,996	151,199	146,245	6,788
Increase (decrease) in margin variation payable	205,363	314,768	321,978	43,168
Increase (decrease) in swaps payable	(23,765)	468,949	465,591	—
Increase (decrease) in Officer’s and Trustees’ fees payable and deferred income	1,291	52,163	31,024	577
Net periodic and termination payments of swaps	(340,492)	(701,666)	(814,538)	—
Net realized and unrealized (gain) loss on investments	(1,669,251)	(5,218,488)	(4,491,243)	(294,716)
Amortization of premium and accretion of discount on investments	558,384	(934,091)	(636,923)	(267,523)
Paid-in-kind income	—	(1,376,746)	(1,140,588)	(233,169)
Premiums received from options written	14,541,888	1,675,733	1,769,310	19,717
Proceeds from sales of long-term investments	4,544,536,086	458,345,782	470,660,718	132,830,055
Purchases of long-term investments	(4,511,112,612)	(491,755,681)	(508,866,647)	(136,237,864)
Proceeds from borrowed bond transactions	121,520,617	—	—	—
Payments for borrowed bond transactions	(122,993,482)	—	—	—
Net proceeds from sales (purchases) of short-term securities	(3,906,633)	1,554,235	867,523	1,210,366
Premiums paid on closing options written	(13,496,046)	151,761	(393,302)	(64,604)
Cash provided by (used for) operating activities	40,489,101	(1,803,868)	(5,370,945)	7,423,389

Cash Provided by (Used for) Financing Activities
Cash receipts from borrowings	1,022,660,566	268,000,000	279,000,000	83,000,000
Cash payments on borrowings	(1,039,297,481)	(231,000,000)	(238,000,000)	(79,000,000)
Cash dividends paid to shareholders	(23,720,290)	(35,010,264)	(35,239,549)	(11,414,564)
Decrease in bank overdraft	—	—	(212,807)	—
Cash provided by (used for) financing activities	(40,357,205)	1,989,736	5,547,644	(7,414,564)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	775	(461)	(1,272)	(44)

Cash and Foreign Currency
Net increase in cash and foreign currency	132,671	185,407	175,427	8,781
Cash and foreign currency at beginning of year	197,112	45,065	48,921	11,693
Cash and foreign currency at end of year	$329,783	$230,472	$224,348	$20,474

Cash Flow Information
Cash paid during the year for interest	$326,029	$1,350,764	$1,308,269	$293,169

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

108	ANNUAL REPORT	AUGUST 31, 2011

Statements of Cash Flows

Year Ended August 31, 2011	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$4,019,274	$12,083,154	$34,277,087	$7,177,937
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	57,523	(599,645)	(508,422)	(22,109)
Increase in swaps receivable	(258,409)	85,729	632,429	(5,369)
(Increase) decrease in other assets	24,455	(376)	730	79
Decrease in prepaid expenses	8,624	10,120	5,481	9,467
Increase in dividends receivable	(2,478)	—	—	—
(Increase) decrease in margin variation receivable	—	305,240	(658,258)	—
(Increase) decrease in income receivable — affiliated	(14)	(564)	(365)	(29)
(Increase) decrease in cash pledged as collateral for financial futures contracts	—	(345,000)	(1,345,000)	16,340
(Increase) decrease in cash pledged as collateral for swaps and reverse repurchase agreements	—	(3,100,000)	(5,745,000)	—
Increase (decrease) in investment advisory fees payable	(26,497)	(61,938)	(119,003)	7,704
Increase (decrease) in interest expense payable	(14,535)	56,971	149,019	(4,986)
Decrease in commitment fees payable	(333)	—	—	1,722
Increase (decrease) in administration fees payable	17,065	61,039	127,934	—
Increase in other accrued expenses payable	15,044	340,854	148,883	56,860
Increase (decrease) in margin variation payable	—	201,161	(628,752)	5,239
Increase (decrease) in swaps payable	1,328	(63,427)	(1,374,153)	6,790
Increase (decrease) in Officer’s and Trustees’ fees payable	488	3,622	(762)	(966)
Net periodic and termination payments of swaps	198,061	(664,545)	57,695	(30,691)
Net realized and unrealized (gain) loss on investments	(830,373)	3,188,146	(21,680,896)	(305,682)
Amortization of premium and accretion of discount on investments	(50,399)	885,777	(418,012)	(188,883)
Paid-in-kind income	(41,294)	—	—	(75,035)
Premiums received from options written	—	14,303,896	1,672,871	—
Proceeds from sales of long-term investments	42,200,939	4,216,223,928	7,714,103,832	85,445,552
Purchases of long-term investments	(41,113,382)	(4,198,926,849)	(7,810,228,236)	(96,678,219)
Proceeds from borrowed bond transactions	—	105,966,309	89,438,059	—
Payments for borrowed bond transactions	—	(106,737,283)	(90,664,662)	—
Net proceeds from sales (purchases) of short-term securities	1,151,877	(3,412,577)	(11,099,974)	240,490
Premiums paid on closing options written	—	(13,829,343)	(1,040,945)	—
Cash provided by (used for) operating activities	5,356,964	25,974,399	(104,898,420)	(4,343,789)

Cash Provided by (Used for) Financing Activities
Cash receipts from borrowings	18,000,000	869,922,653	965,214,923	67,000,000
Cash payments on borrowings	(20,000,000)	(872,815,217)	(838,523,110)	(55,000,000)
Cash dividends paid to shareholders	(3,358,916)	(22,283,275)	(21,733,613)	(7,845,278)
Decrease in bank overdraft	—	(769,151)	—	(515)
Cash provided by (used for) financing activities	(5,358,916)	(25,944,990)	104,958,200	4,154,207

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	—	2,939	—	4,370

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(1,952)	32,348	59,780	(185,212)
Cash and foreign currency at beginning of year	1,952	72,091	—	199,153
Cash and foreign currency at end of year	$—	$104,439	$59,780	$13,941

Cash Flow Information
Cash paid during the year for interest	$99,480	$287,888	$424,477	$252,829

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	109

Financial Highlights	BlackRock Core Bond Trust (BHK)

				Period
				November 1,
				2007 to	Year Ended
	Year Ended August 31,			August 31,	October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.19	$12.56	$12.81	$13.63	$13.82	$14.27
Net investment income	0.83 [1]	0.87 [1]	0.80 [1]	0.50 [1]	0.74	0.66
Net realized and unrealized gain (loss)	(0.36)	1.76	(0.28)	(0.69)	(0.13)	0.11
Net increase (decrease) from investment operations	0.47	2.63	0.52	(0.19)	0.61	0.77
Dividends and distributions from:
Net investment income	(0.88)	(1.00)	(0.77)	(0.61)	(0.61)	(0.93)
Net realized gain	—	—	—	—	—	(0.29)
Tax return of capital	—	—	—	(0.02)	(0.19)	—
Total dividends and distributions	(0.88)	(1.00)	(0.77)	(0.63)	(0.80)	(1.22)
Net asset value, end of period	$13.78	$14.19	$12.56	$12.81	$13.63	$13.82
Market price, end of period	$12.69	$13.92	$11.98	$11.51	$12.23	$12.86

Total Investment Return[2]
Based on net asset value	4.02%	22.44%	5.28%	(1.00)%[3]	5.04%	6.20%
Based on market price	(2.35)%	25.93%	11.76%	(0.87)%[3]	1.29%	3.07%

Ratios to Average Net Assets
Total expenses	1.02%	1.18%	1.06%	2.29%[4]	1.60%	1.08%
Total expenses after fees waived and paid indirectly	1.02%	1.18%	1.06%	2.29%[4]	1.60%	1.08%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.93%	0.95%	0.83%	0.89%[4]	0.78%	0.77%
Net investment income	6.05%	6.62%	7.09%	4.55%[4]	5.36%	4.78%

Supplemental Data
Net assets, end of period (000)	$372,295	$383,540	$339,524	$346,177	$368,335	$373,518
Borrowings outstanding, end of period (000)	$152,301	$168,938	$74,572	$107,690	$103,354	$3,911
Average borrowings outstanding during the period (000)	$151,080	$162,760	$73,467	$134,784	$44,786	$25,340
Portfolio turnover	824%[5]	641%[6]	315%[7]	598%[8]	122%	88%
Asset coverage, end of period per $1,000	$3,444	$3,270	$5,553	$4,215	$4,564	$96,502

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 544%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 534%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 184%.

[8]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 337%.

See Notes to Financial Statements.

110	ANNUAL REPORT	AUGUST 31, 2011

Financial Highlights

	BlackRock Corporate High Yield Fund V, Inc. (HYV)					BlackRock Corporate High Yield Fund VI, Inc. (HYT)
	Year Ended August 31,					Year Ended August 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.61	$9.71	$11.94	$13.83	$14.10	$11.38	$9.68	$11.89	$13.81	$14.12
Net investment income[1]	1.09	1.06	1.07	1.18	1.20	1.06	1.05	1.05	1.16	1.18
Net realized and unrealized gain (loss)	0.07	1.86	(2.10)	(1.85)	(0.33)	0.05	1.67	(2.07)	(1.87)	(0.39)
Net increase (decrease) from investment operations	1.16	2.92	(1.03)	(0.67)	0.87	1.11	2.72	(1.02)	(0.71)	0.79
Dividends and distributions from:
Net investment income	(1.06)	(1.02)	(1.20)	(1.17)	(1.14)	(1.00)	(1.02)	(1.19)	(1.21)	(1.10)
Net realized gain	—	—	—	(0.05)	—	—	—	—	—	—
Total dividends and distributions	(1.06)	(1.02)	(1.20)	(1.22)	(1.14)	(1.00)	(1.02)	(1.19)	(1.21)	(1.10)
Net asset value, end of year	$11.71	$11.61	$9.71	$11.94	$13.83	$11.49	$11.38	$9.68	$11.89	$13.81
Market price, end of year	$11.55	$11.40	$9.32	$10.15	$12.24	$11.21	$11.19	$9.47	$10.14	$12.15

Total Investment Return[2]
Based on net asset value	10.29%	31.40%	(3.83)%	(3.99)%	6.76%	9.95%	29.26%	(4.03)%	(4.30)%	6.29%
Based on market price	10.79%	34.42%	8.59%	(7.78)%	4.00%	9.09%	29.92%	10.09%	(7.24)%	5.80%

Ratios to Average Net Assets
Total expenses	1.34%	1.26%	1.84%	2.11%	3.20%	1.41%	1.34%	2.01%	2.24%	3.35%
Total expenses after fees waived and paid indirectly	1.34%	1.26%	1.84%	2.11%	3.20%	1.41%	1.34%	2.01%	2.24%	3.35%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.02%	0.99%	1.16%	0.97%	0.99%	1.12%	1.09%	1.28%	1.10%	1.12%
Net investment income	8.82%	9.52%	13.00%	9.16%	8.23%	8.80%	9.52%	12.82%	9.02%	8.03%

Supplemental Data
Net assets, end of year (000)	$385,687	$382,603	$320,045	$393,389	$455,710	$405,697	$401,760	$341,415	$419,502	$487,251
Borrowings outstanding, end of year (000)	$129,000	$92,000	$54,000	$94,700	$127,700	$130,000	$89,000	$58,000	$110,900	$135,900
Average borrowings outstanding during the year (000)	$119,652	$79,427	$65,403	$106,140	$188,373	$115,512	$76,356	$73,784	$113,996	$202,705
Portfolio turnover	87%	90%	65%	46%	51%	87%	85%	60%	45%	51%
Asset coverage, end of year per $1,000	$3,990	$5,159	$6,927	$5,154	$4,569	$4,121	$5,514	$6,886	$4,783	$4,585

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	111

Financial Highlights	BlackRock High Income Shares (HIS)

				Period January 1, 2007 to August 31, 2008
					Year Ended December 31,
	Year Ended August 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$2.19	$1.85	$2.23	$2.47	$2.68	$2.61
Net investment income	0.20 [1]	0.20 [1]	0.19 [1]	0.15 [1]	0.24	0.22
Net realized and unrealized gain (loss)	—	0.31	(0.36)	(0.26)	(0.21)	0.08
Net increase (decrease) from investment operations	0.20	0.51	(0.17)	(0.11)	0.03	0.30
Dividends from net investment income	(0.21)	(0.17)	(0.21)	(0.13)	(0.24)	(0.23)
Net asset value, end of period	$2.18	$2.19	$1.85	$2.23	$2.47	$2.68
Market price, end of period	$2.10	$2.09	$1.68	$1.88	$2.14	$2.55

Total Investment Return[2]
Based on net asset value	9.56%	28.95%	(3.01)%	(4.00)%[3]	1.58%	12.32%
Based on market price	10.59%	35.52%	4.47%	(6.59)%[3]	(7.51)%	19.70%

Ratios to Average Net Assets
Total expenses	1.49%	1.49%	2.01%	1.98%[4]	3.56%	3.78%
Total expenses after fees waived and paid indirectly	1.49%	1.49%	2.01%	1.98%[4]	3.55%	3.77%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.25%	1.27%	1.41%	1.05%[4]	1.27%	1.34%
Net investment income	8.66%	9.34%	12.06%	9.52%[4]	8.89%	8.42%

Supplemental Data
Net assets, end of period (000)	$118,809	$119,642	$100,921	$121,808	$135,098	$146,538
Borrowings outstanding, end of period (000)	$29,000	$25,000	$18,000	$27,000	$46,000	$62,000
Average borrowings outstanding during the period (000)	$26,729	$21,027	$21,220	$27,069	$55,868	$62,838
Portfolio turnover	90%	85%	55%	25%	69%	83%
Asset coverage, end of period per $1,000	$5,097	$5,786	$6,607	$5,512	$3,937	$3,364

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

112	ANNUAL REPORT	AUGUST 31, 2011

Financial Highlights	BlackRock High Yield Trust (BHY)

				Period November 1, 2007 to August 31, 2008	Year Ended October 31,

	Year Ended August 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$6.69	$5.78	$6.84	$7.91	$7.85	$7.48
Net investment income	0.51 [1]	0.51 [1]	0.51 [1]	0.50 [1]	0.63	0.66
Net realized and unrealized gain (loss)	0.11	0.92	(1.00)	(1.06)	0.04	0.36
Net increase (decrease) from investment operations	0.62	1.43	(0.49)	(0.56)	0.67	1.02
Dividends and distributions from:
Net investment income	(0.51)	(0.50)	(0.55)	(0.51)	(0.61)	(0.65)
Tax return of capital	(0.01)	(0.02)	(0.02)	—	—	—
Total dividends and distributions	(0.52)	(0.52)	(0.57)	(0.51)	(0.61)	(0.65)
Net asset value, end of period	$6.79	$6.69	$5.78	$6.84	$7.91	$7.85
Market price, end of period	$6.60	$6.44	$5.84	$5.96	$6.92	$7.77

Total Investment Return[2]
Based on net asset value	9.66%	25.70%	(5.30)%	(6.47)%[3]	9.03%	14.25%
Based on market price	10.73%	19.76%	9.81%	(6.85)%[3]	(3.63)%	14.93%

Ratios to Average Net Assets
Total expenses	2.04%	2.10%	2.61%	2.61%[4]	4.16%	4.50%
Total expenses after fees waived and paid indirectly	2.04%	2.10%	2.61%	2.61%[4]	4.14%	4.49%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.85%	1.91%	2.16%	1.77%[4]	2.10%	2.19%
Net investment income	7.18%	7.89%	10.22%	8.34%[4]	7.84%	8.74%

Supplemental Data
Net assets, end of period (000)	$43,644	$42,980	$37,137	$43,897	$50,782	$50,385
Borrowings outstanding, end of period (000)	$6,000	$8,000	$4,000	$6,250	$9,250	$20,250
Average borrowings outstanding during the period (000)	$7,427	$6,427	$5,223	$7,443	$17,710	$20,621
Portfolio turnover	81%	80%	54%	34%	69%	85%
Asset coverage, end of period per $1,000	$8,274	$6,373	$10,284	$8,023	$6,490	$3,488

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	113

Financial Highlights	BlackRock Income Opportunity Trust, Inc. (BNA)

				Period November 1, 2007 to August 31, 2008	Year Ended October 31,

	Year Ended August 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.07	$10.02	$10.35	$11.02	$11.17	$11.56
Net investment income	0.63 [1]	0.59 [1]	0.59 [1]	0.53 [1]	0.62	0.57
Net realized and unrealized gain (loss)	(0.28)	1.25	(0.31)	(0.69)	(0.11)	0.01
Net increase (decrease) from investment operations	0.35	1.84	0.28	(0.16)	0.51	0.58
Dividends and distributions from:
Net investment income	(0.65)	(0.79)	(0.61)	(0.51)	(0.61)	(0.65)
Net realized gain	—	—	—	—	—	(0.26)
Tax return of capital	—	—	—	—	(0.05)	(0.06)
Total dividends and distributions	(0.65)	(0.79)	(0.61)	(0.51)	(0.66)	(0.97)
Net asset value, end of period	$10.77	$11.07	$10.02	$10.35	$11.02	$11.17
Market price, end of period	$9.85	$10.56	$9.65	$9.82	$10.19	$10.58

Total Investment Return[2]
Based on net asset value	3.91%	19.83%	3.90%	(1.07)%[3]	5.11%	5.76%
Based on market price	(0.37)%	18.69%	5.46%	1.51%[3]	2.62%	6.27%

Ratios to Average Net Assets
Total expenses	0.95%	1.09%	0.95%	2.25%[4]	2.01%	1.61%
Total expenses after fees waived and paid indirectly	0.95%	1.09%	0.95%	2.25%[4]	2.00%	1.61%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.85%	0.86%	0.85%	0.83%[4]	0.87%	0.89%
Net investment income	5.94%	5.81%	6.45%	5.89%[4]	5.68%	5.11%

Supplemental Data
Net assets, end of period (000)	$371,175	$381,379	$345,101	$356,456	$379,605	$384,850
Borrowings outstanding, end of period (000)	$154,883	$157,776	$77,474	$100,740	$105,262	$34,326
Average borrowings outstanding during the period (000)	$148,617	$151,700	$49,573	$131,462	$68,241	$59,691
Portfolio turnover	774%[5]	720%[6]	270%[7]	44%[8]	196%	131%
Asset coverage, end of period per $1,000	$3,396	$3,417	$5,454	$4,538	$4,606	$12,212

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 492%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 608%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 165%.

[8]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 168%.

See Notes to Financial Statements.

114	ANNUAL REPORT	AUGUST 31, 2011

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

				Period November 1, 2007 to August 31, 2008
					Year Ended October 31,
	Year Ended August 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$7.76	$7.12	$6.94	$6.53	$6.48	$6.54
Net investment income	0.35 [1]	0.20 [1]	0.28 [1]	0.26 [1]	0.30	0.32
Net realized and unrealized gain	0.19	0.73	0.19	0.40	0.12	0.05
Net increase from investment operations	0.54	0.93	0.47	0.66	0.42	0.37
Dividends and distributions from:
Net investment income	(0.34)	(0.26)	(0.29)	(0.25)	(0.29)	(0.34)
Net realized gain	—	(0.03)	—	—	—	—
Tax return of capital	—	—	—	—	(0.08)	(0.09)
Total dividends and distributions	(0.34)	(0.29)	(0.29)	(0.25)	(0.37)	(0.43)
Net asset value, end of period	$7.96	$7.76	$7.12	$6.94	$6.53	$6.48
Market price, end of period	$7.18	$6.95	$6.53	$6.07	$5.81	$6.07

Total Investment Return[2]
Based on net asset value	7.70%	13.86%	7.64%	10.82%[3]	7.06%	6.06%
Based on market price	8.47%	11.19%	12.87%	8.94%[3]	1.69%	10.18%

Ratios to Average Net Assets
Total expenses	1.06%	1.05%	1.09%	1.63%[4]	2.77%	2.85%
Total expenses after fees waived and before fees paid indirectly	1.05%	1.02%	1.08%	1.63%[4]	2.77%	2.85%
Total expenses after fees waived and paid indirectly	1.05%	1.02%	1.08%	1.63%[4]	2.76%	2.84%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.94%	0.92%	0.93%	0.91%[4]	0.98%	1.00%
Net investment income	4.43%	2.72%	4.09%	4.67%[4]	4.60%	4.92%

Supplemental Data
Net assets, end of period (000)	$508,765	$496,260	$455,529	$444,054	$417,651	$414,460
Borrowings outstanding end of period (000)	$233,676	$106,985	$11,815	—	$33,895	$70,691
Average borrowings outstanding during the period (000)	$116,771	$23,316	$537	$61,777	$93,325	$104,393
Portfolio turnover	899%[5]	883%[6]	700%[7]	263%[8]	250%	80%
Asset coverage, end of period per $1,000	$3,177	$5,639	$39,555	—	$13,322	$6,863

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 387%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 207%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 184%.

[8]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 0%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2011	115

Financial Highlights	BlackRock Strategic Bond Trust (BHD)

				Period November 1, 2007 to August 31, 2008
					Year Ended October 31,
	Year Ended August 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.57	$12.12	$12.76	$13.80	$13.83	$13.68
Net investment income	1.06 [1]	1.01 [1]	0.93 [1]	0.76 [1]	0.95	0.99
Net realized and unrealized gain (loss)	(0.04)	1.35	(0.69)	(1.03)	(0.06)	0.18
Net increase (decrease) from investment operations	1.02	2.36	0.24	(0.27)	0.89	1.17
Dividends and distributions from:
Net investment income	(1.11)	(0.91)	(0.88)	(0.77)	(0.92)	(0.98)
Tax return of capital	—	—	—	—	—	(0.04)
Total dividends and distributions	(1.11)	(0.91)	(0.88)	(0.77)	(0.92)	(1.02)
Net asset value, end of period	$13.48	$13.57	$12.12	$12.76	$13.80	$13.83
Market price, end of period	$12.93	$13.17	$11.43	$10.85	$11.88	$12.85

Total Investment Return[2]
Based on net asset value	8.09%	20.38%	3.99%	(1.19)%[3]	7.26%	9.58%
Based on market price	6.83%	23.88%	15.34%	(2.40)%[3]	(0.62)%	11.87%

Ratios to Average Net Assets
Total expenses	1.52%	1.13%	1.00%	0.93%[4]	1.45%	2.25%
Total expenses after fees waived and before fees paid indirectly	1.51%	1.11%	0.92%	0.82%[4]	1.27%	2.25%
Total expenses after fees waived and paid indirectly	1.51%	1.11%	0.92%	0.82%[4]	1.27%	2.00%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.26%	1.04%	0.92%	0.81%[4]	0.87%	0.94%
Net investment income	7.59%	7.77%	8.67%	6.85%[4]	6.86%	7.26%

Supplemental Data
Net assets, end of period (000)	$95,127	$95,794	$85,581	$90,092	$97,410	$97,614
Borrowings outstanding, end of period (000)	$24,000	$12,000	—	$1,571	$413	$14,951
Average borrowings outstanding during the period (000)	$22,696	$5,701	$303	$391	$7,240	$21,104
Portfolio turnover	72%	83%	61%	27%	34%	56%
Asset coverage, end of period per $1,000	$4,964	$8,983	—	$58,347	$236,789	$7,529

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

116	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD”) (collectively, the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. HYV, HYT, BNA and BKT are organized as Maryland corporations. BHK, BHY and BHD are organized as Delaware statutory trusts. HIS is organized as a Massachusetts business trust. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset values on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Boards. The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Boards as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Boards or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Boards.

ANNUAL REPORT	AUGUST 31, 2011	117

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Trusts may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Trusts may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred

118	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Trusts may invest in floating rate loan interests. The floating rate loan interests the Trusts hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

When a Trust purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: Certain Trusts may enter into short sale transactions in which the Trusts sell a security it does not hold in anticipation of a decline in the market price of that security. When the Trusts make a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Trusts are reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trusts are required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statements of Operations. The Trusts may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Trusts maintain a segregated account of securities or deposit cash with the broker-dealer as collateral for the short sales. The Trusts may receive interest on its cash collateral deposited with the broker-dealer. The Trusts are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Trusts sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Trusts will be able to close out a short position at a particular time or at an acceptable price.

Borrowed Bond Agreements: Certain Trusts may enter into borrowed bond agreements. In a borrowed bond agreement, the Trusts borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Trusts, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Trusts and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Trusts may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Trusts may also experience delays in gaining access to the collateral.

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Notes to Financial Statements (continued)

TBA Commitments: Certain Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Trusts generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Trusts’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Trusts may enter into treasury roll transactions. In a treasury roll transaction, the Trusts sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Trusts receive cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Trusts and the counterparty over the term of the borrowing. The Trusts will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Trusts. If the interest expense exceeds the income earned, the Trusts’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Trusts are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trusts are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written) or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable) the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BHK, HIS, BHY, BNA, BKT and BHD’s US federal tax returns remains open for the period ended August 31, 2008 and for each of the three years ended

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Notes to Financial Statements (continued)

August 31, 2011. The statutes of limitations on HYV and HYT’s tax returns remains open for each of the four years ended August 31, 2011. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

HYV and HYT have a wholly owned subsidiary (the “Subsidiary”) which holds shares of a private Canadian company. Such shares are held in the Subsidiary in order to realize benefits under the Double Tax Avoidance Convention (the “DTAC”) between Canada and Luxembourg, the result of which is that gains on the sale of such shares will not be subject to capital gains taxes in Canada. Accordingly, no income tax provision has been made in the accompanying financial statements.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividends — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Trust and each of its respective counterparties. The ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or in the values of equity securities (equity risk). Financial futures contracts are agreements between the Trusts and counterparty to buy or sell a specific

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Notes to Financial Statements (continued)

quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counter-party to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trust enters into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

The Trusts also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Trusts but not yet delivered, or committed or anticipated to be purchased by the Trusts.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security at a price different from the current market value.

Swaps: The Trusts enter into swap agreements, in which the Trusts and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on

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Notes to Financial Statements (continued)

single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trusts will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Trusts enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trusts will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2011
	Asset Derivatives
		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$5,395,404	—	—	—	—	$5,334,287	$44,850,241	$7,288

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated**	542,794	$521	$646	$115	—	544,049	—	113

Credit contracts	Unrealized appreciation on swaps; Investments at value — unaffiliated**	1,809,614	181,897	182,479	—	$133,235	1,807,166	—	82,650

Equity contracts	Net unrealized appreciation/depreciation*; Investments at value — unaffiliated**	—	55,887	59,029	13,951	—	—	—	—

Other contracts	Unrealized appreciation on swaps	—	75,845	79,649	—	9,012	—	—	—
Total		$7,747,812	$314,150	$321,803	$14,066	$142,247	$7,685,502	$44,850,241	$90,051

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Notes to Financial Statements (continued)

	Liability Derivatives
		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value — Floors at value	$8,189,845	—	—	—	—	$7,325,433	$39,714,528	$1,035

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	328,642	$140,051	$147,608	$32,710	—	340,887	—	26,407

Credit contracts	Unrealized depreciation on swaps; Options written at value	15,562	1,417,703	1,505,993	—	$1,029	15,509	—	25,412

Equity contracts	Net unrealized depreciation on swaps; Options written at value	—	2,504,806	2,467,731	186,216	—	—	—	—
Total		$8,534,049	$4,062,560	$4,121,332	$218,926	$1,029	$7,681,829	$39,714,528	$52,854

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2011
	Net Realized Gain (Loss) from
	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Interest rate contracts:
Financial futures contracts	$(7,142,111)	—	—	—	—	$(9,240,339)	$(19,646,123)	$(104,157)
Swaps	(978,528)	—	—	—	—	3,515,799	4,883,203	—
Options***	(1,690,949)	—	—	—	—	(1,164,583)	1,014,298	28,625
Interest rate floors	—	—	—	—	—	—	(2,294,217)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts****	(1,069,087)	$(4,441,078)	$(3,836,963)	$(500,574)	—	(1,096,663)	—	(359,509)
Options***	(76,331)	—	—	—	—	(223,088)	—	—
Credit contracts:
Swaps	(565,432)	2,358,243	2,674,787	—	$(79,879)	901,492	—	(189,942)
Options***	—	685,081	695,383	—	13,000	—	—	—
Equity contracts:
Financial futures contracts	—	165,948	326,634	150,254	—	—	—	—
Options***	—	2,783,178	2,895,483	211,077	—	—	—	—
Other contracts:
Swaps	374,712	—	—	—	—	374,712	—	—
Total	$(11,147,726)	$1,551,372	$2,755,324	$(139,243)	$(66,879)	$(6,932,670)	$(16,042,839)	$(624,983)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

****

Foreign currency exchange contracts are included in the net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation/depreciation on foreign currency transactions.

	Net Change in Unrealized Appreciation/Depreciation on
	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Interest rate contracts:
Financial futures contracts	$(744,788)	—	—	—	—	$(532,119)	$4,164,429	$11,871
Swaps	2,676,135	—	—	—	—	(2,266,107)	(3,349,916)	—
Options***	(319,252)	—	—	—	—	229,053	(291,373)	—
Interest rate floors	—	—	—	—	—	—	2,398,794	—
Foreign currency exchange contracts:
Foreign currency exchange contracts****	46,445	$(97,337)	$(105,065)	$(32,253)	—	32,319	—	(29,748)
Options***	(135,731)	—	—	—	—	(135,962)	—	—
Credit contracts:
Swaps	1,865,730	(63,330)	(186,518)	—	$135,737	1,121,706	—	39,432
Options***	—	(550,679)	(554,931)	—	(12,341)	—	—	(27,158)
Equity contracts:
Financial futures contracts	—	(2,544,189)	(2,505,197)	(231,694)	—	—	—	—
Options***	—	(138,691)	(145,791)	—	—	—	—	—
Other contracts:
Swaps	(617,527)	75,845	79,649	—	9,012	(617,527)	—	—
Total	$2,771,012	$(3,318,381)	$(3,417,853)	$(263,947)	$132,408	$(2,168,637)	$2,921,934	$(5,603)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

****

Foreign currency exchange contracts are included in the net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation/depreciation on foreign currency transactions.

124	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

For the year ended August 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Financial futures contracts:
Average number of contracts purchased	465	—	—	—	—	472	965	48
Average number of contracts sold	823	307	319	53	—	864	2,441	38
Average notional value of contracts purchased	$70,039,440	—	—	—	—	$71,162,808	$227,805,289	$6,819,210
Average notional value of contracts sold	$117,698,634	$18,419,134	$19,156,211	$3,253,270	—	$122,993,424	$347,164,880	$4,702,298
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	13	12	11	6	—	15	—	6
Average number of contracts — US dollars sold	10	1	1	2	—	10	—	2
Average US dollar amounts purchased	$21,089,713	$32,442,815	$34,620,164	$6,460,777	—	$17,534,589	—	$5,694,414
Average US dollar amounts sold	$14,773,638	$202,948	$258,329	$64,108	—	$14,747,745	—	$55,725
Options:
Average number of option contracts purchased	30,263	297	313	39	3	66,599	479	6
Average number of option contracts written	12,796	166	175	—	—	15,334	328	—
Average notional value of option contracts purchased	$3,107,647	$2,013,900	$2,120,500	$504,250	$2,829	$3,492,578	$1,053,375	$5,657
Average notional value of option contracts written	$1,386,575	$215,800	$226,850	—	—	$1,414,000	$626,625	—
Average number of swaption contracts purchased	43	1	1	—	—	42	2	—
Average number of swaption contracts written	56	1	1	—	—	57	3	—
Average notional value of swaption contracts purchased	$183,975,000	$3,750,000	$3,750,000	—	—	$173,475,000	$12,400,000	—
Average notional value of swaption contracts written	$210,300,000	$12,662,500	$13,431,250	—	—	$211,500,000	$25,700,000	—
Credit default swaps:
Average number of contracts — buy protection	9	6	6	—	4	9	—	8
Average number of contracts — sell protection	3	14	14	—	5	2	—	9
Average notional value — buy protection	$14,730,500	$5,821,250	$5,778,750	—	$587,500	$16,211,750	—	$2,245,000
Average notional value — sell protection	$3,663,750	$7,230,841	$7,805,794	—	$992,119	$4,870,000	—	$1,321,250
Interest rate swaps:
Average number of contracts — pays fixed rate	10	—	—	—	—	9	13	—
Average number of contracts — receives fixed rate	10	—	—	—	—	12	12	—
Average notional value — pays fixed rate	$48,450,000	—	—	—	—	$43,822,500	$325,580,000	—
Average notional value — receives fixed rate	$32,275,000	—	—	—	—	$32,875,000	$246,761,600	—
Total return swaps:
Average number of contracts	—	1	1	—	1	—	—	—
Average notional value	—	$2,146,250	$2,253,750	—	$258,750	—	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services for each Trust and administration services for BHK, HYV, HYT, HIS and BHD.

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.55%
HIS	0.75%	of the first $200 million and 0.50% thereafter
BHD	0.75%

BHY paid the Manager an investment advisory fee computed weekly and payable monthly based on an annual rate of 1.05% from September 1, 2010 to June 1, 2011. Effective June 1, 2011, BHY paid the Manager an investment advisory fee computed weekly and payable monthly based on an annual rate of 0.90%.

The following Trusts’ investment advisory fee paid to the Manager is computed daily and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYV	0.60%
HYT	0.70%

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average net assets:

BNA	0.60%
BKT	0.65%

ANNUAL REPORT	AUGUST 31, 2011	125

Notes to Financial Statements (continued)

BHY, BNA and BKT each have an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate, 0.10% for BNA, and 0.15% for BKT, of each Trust’s average net assets and 0.10% for BHY of the Trust’s average weekly total assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended August 31, 2011, the amounts waived were as follows:

BHK	$1,978
HYV	$1,407
HYT	$1,411
HIS	$1,130
BHY	$987
BNA	$1,502
BKT	$6,957
BHD	$1,031

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager with respect to BHK, HYV, HYT, HIS and BHD. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the year ended August 31, 2011, certain Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BHK	$3,220
HYV	$3,216
HYT	$3,311
HIS	$947
BHD	$751

Effective January 1, 2011, the Trusts no longer reimburse the Manager for accounting services.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended August 31, 2011, were as follows:

	Purchases	Sales
BHK	$3,006,867,147	$2,965,730,007
HYV	$487,022,887	$451,332,643
HYT	$505,906,535	$463,446,498
HIS	$136,400,249	$132,432,768
BHY	$41,113,382	$42,200,939
BNA	$2,921,527,698	$2,867,113,163
BKT	$6,400,874,858	$6,445,860,343
BHD	$93,539,922	$82,199,216

Purchases and sales of US government securities, for the year ended August 31, 2011, were as follows:

	Purchases	Sales
BHK	$1,441,977,966	$1,458,703,784
BNA	$1,225,466,349	$1,238,764,760
BKT	$1,029,095,546	$1,035,971,047
BHD	$3,790,459	$3,691,657

For the year ended August 31, 2011, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BHK	$1,501,217,914	$1,502,164,520
BNA	$1,497,338,238	$1,498,256,164
BKT	$4,258,308,117	$4,264,499,875

126	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

Transactions in options written for the year ended August 31, 2011, were as follows:

	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
BHK
Outstanding options, beginning of year	—	$75,700	$4,043,175	—	$117,300	$4,587,195
Options written	18,015	200,635	6,760,049	6,972	280,615	7,527,241
Options expired	(476)	(49,735)	(1,205,111)	(145)	(126,480)	(2,156,740)
Options exercised	—	(15,000)	(798,750)	(3)	—	(930)
Options closed	(17,539)	(148,300)	(6,357,921)	(6,286)	(184,450)	(7,138,725)
Outstanding options, end of year	—	$63,300	$2,441,442	538	$86,985	$2,818,041

HYV
Outstanding options, beginning of year	—	$13,250	$94,750	—	$4,750	$71,250
Options written	—	44,175	568,085	2,242	67,970	1,107,648
Options expired	—	(28,500)	(313,750)	—	(46,245)	(371,331)
Options exercised	—	(4,750)	(52,250)	—	—	—
Options closed	—	—	—	(1,578)	—	(119,147)
Outstanding options, end of year	—	$24,175	$296,835	664	$26,475	$688,420

HYT
Outstanding options, beginning of year	—	$13,950	$99,750	—	$5,000	$75,000
Options written	—	46,025	603,755	2,304	70,260	1,165,556
Options expired	—	(28,950)	(316,000)	—	(47,560)	(379,383)
Options exercised	—	(5,000)	(55,000)	—	—	—
Options closed	—	—	—	(1,606)	—	(120,143)
Outstanding options, end of year	—	$26,025	$332,505	698	$27,700	$741,030

HIS
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	—	—	—	$200	$19,717
Options closed	—	—	—	—	200	19,717
Outstanding options, end of year	—	—	—	—	—	—

BHY
Outstanding options, beginning of year	—	$1,500	$10,800	—	$550	$8,250
Options expired	—	(1,500)	(10,800)	—	(550)	(8,250)
Outstanding options, end of year	—	—	—	—	—	—

BNA
Outstanding options, beginning of year	—	$79,400	$3,860,147	—	$116,000	$4,379,013
Options written	17,936	196,690	6,666,948	6,945	276,405	7,432,612
Options expired	(476)	(54,890)	(1,399,852)	(145)	(124,590)	(2,315,716)
Options exercised	—	(15,000)	(798,750)	(3)	—	(930)
Options closed	(17,460)	(144,900)	(6,120,300)	(6,258)	(182,800)	(6,909,363)
Outstanding options, end of year	—	$61,300	$2,208,193	539	$85,015	$2,585,616

BKT
Outstanding options, beginning of year	—	$18,100	$679,458	—	$18,100	$679,458
Options written	24,077	—	969,538	8,607	—	703,333
Options expired	(588)	(7,000)	(761,566)	(159)	(7,000)	(427,365)
Options exercised	—	—	—	(7,643)	—	(90,756)
Options closed	(23,489)	—	(534,172)	(558)	—	(416,017)
Outstanding options, end of year	—	$11,100	$353,258	247	$11,100	$448,653

BHD
Outstanding options, beginning of year	—	$3,325	$23,825	—	$1,200	$18,000
Options expired	—	(2,125)	(10,625)	—	(1,200)	(18,000)
Options exercised	—	(1,200)	(13,200)	—	—	—
Outstanding options, end of year	—	—	—	—	—	—

ANNUAL REPORT	AUGUST 31, 2011	127

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2011 attributable to the accounting of swap agreements, amortization methods on fixed income securities, the classification of settlement proceeds, the classification of investments, foreign currency transactions, the reclassification of distributions, securities in default, income recognized from pass-through entities, the expiration of capital loss carryforwards and net paydown losses were reclassified to the following accounts:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Paid-in capital	—	$(112)	$(65)	$(24,263,759)	$(4,771,434)	—	—	—
Undistributed (distributions in excess of) net investment income	$(2,305,859)	$(3,052,241)	$(3,549,241)	$(367,360)	$1,780	$(1,900,471)	$(266,999)	$(377,951)
Accumulated net realized gain (loss)	$2,305,859	$3,052,353	$3,549,306	$24,631,119	$4,769,654	$1,900,471	$266,999	$377,951

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 was as follows:

		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Ordinary income	8/31/2011	$23,726,515	$35,008,792	$35,241,068	$11,407,404	$3,278,764	$22,287,310	$21,772,433	$7,845,469
	8/31/2010	27,023,027	33,602,969	35,992,789	9,230,927	3,246,508	27,117,163	16,803,787	6,391,382
Long-term capital gains	8/31/2011	—	—	—	—	—	—	—	—
	8/31/2010	—	—	—	—	—	—	1,611,663	—
Tax return of capital	8/31/2011	—	—	—	—	76,404	—	—	—
	8/31/2010	—	—	—	—	108,660	—	—	—
Total	8/31/2011	$23,726,515	$35,008,792	$35,241,068	$11,407,404	$3,355,168	$22,287,310	$21,772,433	$7,845,469
	8/31/2010	$27,023,027	$33,602,969	$35,992,789	$9,230,927	$3,355,168	$27,117,163	$18,415,450	$6,391,382

As of August 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Undistributed ordinary income	$3,433,395	$3,426,102	$4,841,214	$2,123,148	—	$4,363,403	$12,771,797	$824,161
Capital loss carryforwards	(24,427,639)	(71,250,686)	(86,867,292)	(38,522,190)	$(13,730,119)	(31,844,749)	—	(5,453,149)
Net unrealized gains (losses)*	14,617,762	(16,308,036)	(17,385,998)	(5,307,127)	(1,141,850)	13,110,020	17,450,462	1,304,975
Total	$(6,376,482)	$(84,132,620)	$(99,412,076)	$(41,706,169)	$(14,871,969)	$(14,371,326)	$30,222,259	$(3,324,013)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the deferral of compensation to trustees and directors, the classification of investments and the classification of settlement proceeds.

As of August 31, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHK	HYV	HYT	HIS	BHY	BNA	BHD
2012	—	—	—	$2,339,279	$316,410	—	—
2014	—	—	—	7,043,976	2,060,533	—	—
2015	—	—	—	—	2,467,772	—	—
2016	$17,011,639	—	—	10,829,322	2,039,760	$13,511,023	$687,454
2017	7,416,000	$25,464,032	$31,939,528	3,140,056	916,541	7,369,088	$930,008
2018	—	45,786,654	54,927,764	15,169,557	5,191,260	10,964,638	$3,835,687
2019	—	—	—	—	737,843	—	—
Total	$24,427,639	$71,250,686	$86,867,292	$38,522,190	$13,730,119	$31,844,749	$5,453,149

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after August 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

128	ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

6. Borrowings:

On March 4, 2010, HYV, HYT, HIS, BHY and BHD entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Trusts have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts
HYV	$140,000,000
HYT	$145,000,000
HIS	$45,000,000
BHY	$18,000,000
BHD	$30,000,000

Advances were made by SSB to the Trusts, at the Trusts’ option of (a) the higher of (i) 1.0% above the Fed Funds rate or (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 3, 2011, the SSB Agreement was renewed for 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amount
HYV	$204,500,000
HYT	$213,800,000
HIS	$63,600,000
BHY	$23,000,000
BHD	$50,200,000

Advances were made by SSB to the Trusts, at the Trusts’ option of (a) the higher of (i) 0.80% above the Fed Funds rate or (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, the Trusts pay a facility fee and a commitment fee based upon SSB’s total commitment to the Trusts. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Trusts as of August 31, 2011 are shown in the Statements of Assets and Liabilities as loan payable.

The Trusts may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

During the year ended August 31, 2011, BHK, BNA and BKT borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) provided up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). BKT posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities.

The non-recourse provision of the TALF loans allowed the Trusts to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Trusts were able to repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Trusts paid to the FRBNY a one time administration fee of 0.20% of the amount borrowed. The Trusts also paid a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statements of Operations.

During the year ended August 31, 2011, BHK, BNA and BKT repaid their outstanding TALF loans and the Eligible Securities posted as collateral were returned to the Trusts. The Trusts financed the repayment of the TALF loans by entering into reverse repurchase agreements.

Since the Trusts had the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Trusts associated with the TALF loans were limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Trusts.

The Trusts elected to account for the outstanding TALF loans at fair value. The Trusts elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. The TALF loans were valued utilizing quotations received from a board approved pricing service. TALF-eligible Asset-Backed Securities/Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may have included, but were not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combined the present value of the future loan cash flows, plus the value of the non-recourse option. The change in unrealized gain or loss associated with fair valuing the TALF loans was reflected in the Statements of Operations.

For the year ended August 31, 2011, the daily weighted average interest rates for Trusts with borrowings from reverse repurchase agreements, treasury roll transactions and TALF loans were as follows:

Daily Weighted Average Interest Rate
BHK	0.22%
BNA	0.23%
BKT	0.48%

ANNUAL REPORT	AUGUST 31, 2011	129

Notes to Financial Statements (concluded)

For the year ended August 31, 2011, the daily weighted average interest rates for Trusts with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate
HYV	1.09%
HYT	1.09%
HIS	1.10%
BHY	1.14%
BHD	1.09%

7. Commitments:

Certain Trusts may invest in floating rate loan interests. In connection with these investments, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Capital Share Transactions:

BHK, BHY and BHD are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. BNA and BKT are authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. HYV and HYT are authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. HIS is authorized to issue an unlimited number of shares, no par value, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31, 2011	Year Ended August 31, 2010
HYT	—	7,573

Shares issued and outstanding remained constant during the years ended August 31, 2011 and August 31, 2010 for BHK, HYV, HIS, BHY, BNA, BKT and BHD.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on September 30, 2011 to shareholders of record on September 15, 2011:

Common Dividend Per Share
BHK	$0.0670
HYV	$0.0850
HYT	$0.0825
HIS	$0.0142
BHY	$0.0435
BNA	$0.0510
BKT	$0.0365
BHD	$0.0845

130	ANNUAL REPORT	AUGUST 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of
BlackRock Core Bond Trust,
BlackRock Corporate High Yield Fund V, Inc.,
BlackRock Corporate High Yield Fund VI, Inc.,
BlackRock High Income Shares,
BlackRock High Yield Trust,
BlackRock Income Opportunity Trust, Inc.,
BlackRock Income Trust, Inc., and
BlackRock Strategic Bond Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock High Income Shares, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc., and BlackRock Strategic Bond Trust (collectively the “Trusts”) as of August 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock High Income Shares, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc., and BlackRock Strategic Bond Trust as of August 31, 2011, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 29, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income paid by the Trusts for the taxable year ended August 31, 2011.

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Federal Obligation Interest(1)	9.58%	—	—	—	—	9.63%	11.71%	—
Interest-Related Dividends for Non-US Residents:(2)
September 2010 – October 2010	88.59%	76.11%	75.12%	84.24%	79.48%	80.08%	57.54%	86.53%
November 2010	88.59%	76.11%	75.12%	84.24%	79.48%	80.08%	57.54%	86.34%
December 2010	88.08%	76.11%	75.12%	84.24%	79.48%	78.50%	57.54%	85.75%
January 2011	81.00%	76.11%	75.12%	82.45%	79.48%	73.35%	57.54%	85.75%
February 2011 – August 2011	92.27%	98.58%	100.00%	94.41%	96.15%	94.79%	100.00%	69.80%

(1)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(2)	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	AUGUST 31, 2011	131

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees and as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD” and together with BHK, HYV, HYT, HIS, BHY, BNA and BKT, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. Each Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and, with respect to BHY, BNA and BKT, administration, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of each of BHK, BNA, BKT and BHD as compared with its respective custom benchmark; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of

132	ANNUAL REPORT	AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to funds in that Fund’s applicable Lipper category and, with respect to BHK, BNA, BKT and BHD, the gross investment performance of each such Fund as compared with its respective custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of each of BHK, BKT and BHD noted that its respective Fund’s gross performance exceeded its custom benchmark during each of the one-, three- and five-year periods reported.

The Board of each of HYV and HIS noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board of HYT noted that the Fund performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the one-year period reported. The Board of HYT and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board of HYT was informed that, among other things, one of the major factors impacting performance was the relative use of leverage.

The Board of BHY noted that the Fund performed below the median of its Lipper Performance Universe in the one- and three-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the five-year period reported. The Board of BHY and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board of BHY

ANNUAL REPORT	AUGUST 31, 2011	133

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

was informed that, among other things, one of the major factors impacting performance was the relative use of leverage.

The Board of BNA noted that the Fund’s gross performance was below its custom benchmark in the three- and five-year periods reported, but that the Fund’s gross performance exceeded its custom benchmark in the one-year period reported. The Board of BNA and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared with its custom benchmark. The Board of BNA was informed that, among other things, the Fund’s portfolio management team’s goal has been, and continues to be, to purchase higher quality assets that offer attractive yields without taking significant credit risk. BNA therefore underperformed its custom benchmark for the three- and five-year periods as a result of the Fund’s underweight to high yield and subsequent overweight to high quality government related debt and securitized products such as mortgaged-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

The Board of each of HYT, BHY and BNA discussed with BlackRock its strategy for improving the respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BHK, HYV, HYT, BKT and BHD noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of HIS noted that the Fund’s contractual management fee ratio was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of HIS also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board of BHY noted that the Fund’s contractual management fee ratio was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of BHY also noted, however, that although the Fund’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was above the median actual total expense ratio of its Peers, after giving effect to any expense reimbursement or fee waivers, the actual total expense ratio was in the third quartile.

The Board of BHY noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board approved BlackRock’s proposed contractual advisory fee reduction effective June 1, 2011.

The Board of BNA noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements

134	ANNUAL REPORT	AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

or fee waivers. The Board of BNA also noted, however, that the Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints, and in the case of HIS, revised breakpoints, in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex, HIS, has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint Product Pricing Committee. Based upon their evaluations of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2011	135

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent: Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

136	ANNUAL REPORT	AUGUST 31, 2011

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				96 RICs consisting of 96 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				96 RICs consisting of 96 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				96 RICs consisting of 96 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				96 RICs consisting of 96 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				96 RICs consisting of 96 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 96 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				96 RICs consisting of 96 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	AUGUST 31, 2011	137

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, US Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				96 RICs consisting of 96 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				96 RICs consisting of 96 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the Investment Management and Mutual Fund Processing businesses from 1996 to 1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corporate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992; Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from 1986 to 1991.

				96 RICs consisting of 96 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				158 RICs consisting of 283 Portfolios	None
[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

138	ANNUAL REPORT	AUGUST 31, 2011

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Trusts Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trusts serve at the pleasure of the Board of Trustees.

[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor[3]
BlackRock Financial
Management, Inc.
New York, NY 10055

Custodian
State Street Bank and
Trust Company
Boston, MA 02111

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Transfer Agent
Computershare Trust Company, N.A.
Providence, RI 02940

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[3]	For BHK, HYV, HYT, HIS and BHD.

Effective April 14, 2011, Michael J. Castellano became Trustee of the Trusts and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Trustee of the Trusts, and Paul L. Audet became Trustee of the Trusts.

ANNUAL REPORT	AUGUST 31, 2011	139

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHK	21,025,192	385,259	0	21,042,740	367,711	0	21,016,653	393,798	0
HIS	43,512,255	1,347,777	0	43,379,883	1,480,150	0	43,443,209	1,416,823	0
BHY	5,725,983	97,376	0	5,724,031	99,328	0	5,724,537	98,822	0
BNA	27,010,342	422,110	0	26,981,382	451,069	0	26,987,638	444,813	0
BKT	55,657,170	1,501,720	0	55,635,168	1,523,722	0	55,627,503	1,531,387	0
BHD	6,137,995	137,922	0	6,134,156	141,761	0	6,119,975	155,942	0

	W. Carl Kester
	Votes For	Votes Withheld	Abstain
BHK	21,082,641	327,810	0
HIS	43,414,832	1,445,201	0
BHY	5,725,639	97,720	0
BNA	27,009,365	423,086	0
BKT	55,709,783	1,449,107	0
BHD	6,130,943	144,974	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	25,293,724	445,608	0	25,298,800	440,532	0	25,301,960	437,372	0
HYT	27,711,164	357,870	0	27,694,036	374,998	0	27,695,337	373,697	0

	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	25,306,587	432,745	0	25,244,294	495,038	0	25,298,857	440,475	0
HYT	27,676,266	392,768	0	27,670,866	398,168	0	27,659,277	409,757	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	25,289,605	449,727	0	25,287,464	451,868	0	25,298,996	440,336	0
HYT	27,709,310	359,724	0	27,671,336	397,698	0	27,647,852	421,182	0

	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	25,288,093	451,239	0	25,272,341	466,991	0
HYT	27,666,802	402,232	0	27,710,422	358,612	0

140	ANNUAL REPORT	AUGUST 31, 2011

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2011	141

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board Approval on page 143, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

142	ANNUAL REPORT	AUGUST 31, 2011

Additional Information (concluded)

Board Approval

The HIS Board approved changes to the Trust’s investment guidelines, effective August 22, 2011, to permit the Trust to acquire common stock in connection with or incidental to the Trust’s investment in income-generating securities that would otherwise be attractive to the Trust. This change also permits HIS to acquire equity interests (or their substantial equivalent) through follow on or rights offerings for interests in an issuer which HIS previously acquired in connection with its investment in income-generating securities. HIS had previously been restricted from acquiring common stock except in certain limited circumstances.

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

August 31, 2011
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BHY	$0.502214	—	$0.019786	$0.522000	96%	0%	4%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2011	143

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF -1-8-08/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock High Yield Trust	$42,800	$40,500	$0	$0	$6,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock High Yield Trust	$6,100	$16,877

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2011.

(a)(1)

The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock and Derek Schoenhofen, Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Keenan has been a member of the Fund’s portfolio management team since 2007. Messrs. Garfin and Schoenhofen have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

(a)(2)	As of August 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	22	24	32	0	14	4
	$11.44 Billion	$7.00 Billion	$5.25 Billion	$0	$2.73 Billion	$565 Million
Mitchell Garfin	15	4	25	0	1	4
	$9.20 Billion	$2.53 Billion	$6.03 Billion	$0	$136 Million	$565 Million
Derek Schoenhofen	12	4	1	0	0	0
	$7.80 Billion	$3.57 Billion	$2,345	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock, may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Keenan and Schoenhofen may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of August 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with BlackRock.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Keenan, Schoenhofen and Garfin have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Keenan, Schoenhofen and Garfin have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	None
Mitchell Garfin	None
Derek Schoenhofen	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock High Yield Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock High Yield Trust

Date: November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock High Yield Trust

Date: November 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock High Yield Trust

Date: November 4, 2011